UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2016 ANNUAL REPORT

December 31, 2016

BAHL & GAYNOR SMALL CAP GROWTH FUND

HOLLAND LARGE CAP GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BAHL & GAYNOR SMALL CAP GROWTH FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

HOLLAND LARGE CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2016

President’s Message

Dear Shareholders,
During the 12-month period ended December 31, 2016, China’s slowing growth escalated concerns for global markets, and many of the world’s central banks – the Federal Reserve (the “Fed”) included – responded by either continuing or expanding their economic stimulation policies. In the first half of 2016, international stocks declined while U.S. and emerging-market stocks made modest gains. Falling global interest rates supported bond returns during the period.
On June 24, 2016, the U.K. announced that the Brexit referendum to leave the European Union passed with a 52% majority vote, further shaking up global markets. By the end of that month, however, the U.S. stock market and some global markets had rebounded to near pre-Brexit levels as investors took opportunistic risks following the historic vote. After Theresa May’s succession as the U.K.’s prime minister on July 13, 2016, many central banks put their Brexit concerns on hold and turned their attention to their own economies.

In the weeks ahead of the U.S. presidential election on November 8, 2016, uncertainty about the outcome caused many investors to stay on the sidelines. Some investors questioned whether the election’s result would have negative consequences for their portfolios, but elections rarely have a lasting effect on the market. Historically speaking, from August 1 to October 31 during 19 of the last 22 election years - or approximately 86% of the time - the S&P 500 rallied for an average gain of approximately 6%.

On December 14, 2016, the Fed announced that it increased short-term interest rates by 0.25% to a range of 0.50% and 0.75%, signifying the Federal Open Market Committee’s confidence in an improving economy. It was the second rate increase in a decade; the first rate increase occurred in December 2015.

Although U.S. bonds and international investments largely declined in fourth quarter, domestic stocks reached new highs by the end of 2016. Markets responded positively to aspects of the incoming administration’s proposed plans for economic growth; i.e., repatriating jobs from overseas, relaxing regulations, lowering taxes and increasing infrastructure spending. For the year, the Dow Jones Industrial Average gained 16.50%, the S&P 500 Index gained 11.96%, the Nasdaq Composite gained 7.5% and the Russell 2000 gained 21.31%.

For the 12 months ended December 31, 2016:

•	American Beacon Bahl & Gaynor Small Cap Growth Fund (Investor Class) returned 25.31%.

•	American Beacon Holland Large Cap Growth Fund (Investor Class) returned 1.87%.

American Beacon Advisors identifies and partners with experienced asset managers from across all asset classes to help protect our shareholders’ portfolios over the long term. We are proud to offer a variety of funds that allow investors to invest in the asset classes best aligned with their long-term goals.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2016 (Unaudited)

Domestic equity markets came back with a roar from 2015’s modestly positive performance and continued the long-running, eight-year bull market. The S&P 500 Index, a broad measure of stock performance, was up 11.96%. The Russell 1000 Index, another largely followed market index, was up 12.05% for the year. Looking at the various Russell-style indexes for the year, small-cap stocks outpaced large- and mid-cap stocks and value stocks far outpaced growth stocks. In 2016, the markets continued to demonstrate that macroeconomic events such as the Brexit vote and uncertainty around the U.S. election can influence performance in the short term.

The first quarter of 2016 was marked by significant domestic equity market volatility with negative performance in January nearly matching positive performance in March (with flat performance in between). The month of January was highlighted by a broad market sell-off because of continued weakness in China’s economy despite a rebound by stocks at the end of the month. Healthier economic indicators in February kept the markets from entering correction territory, with most broad domestic equity markets ending the month close to flat. March was characterized by strong market performance led by job gains, a strengthening labor market, and some stability to oil prices. The Federal Reserve (the “Fed”) took a cautious tone following the Federal Open Market Committee (“FOMC”) meeting in March and held the federal funds rate steady. “Global economic and financial developments” were cited as reasons to keep the rate steady. To wit, the surprise move by the European Central Bank for further quantitative easing underscored weakness in Europe’s economy. The quarter ended with most domestic markets in modestly positive territory - the exceptions being the small-cap core/growth space.

The second quarter’s hot topics - Brexit and the lackluster May jobs report - did little to dampen the period’s positive momentum. The first two months of the quarter had positive returns that initially seemed to be threatened by the underwhelming May jobs report released in the first week of June. The weak report put the prospect of the Fed raising interest rates at the June meeting in doubt, which was later realized. Later in the month came the unexpected vote in the United Kingdom to leave the European Union, or Brexit. However, the domestic equity markets’ short-lived reaction to the Brexit vote was followed by a quick rebound and the month of June was relatively flat across most U.S. indexes. The second quarter ended with U.S. equity markets posting positive numbers across the board.

The third quarter was buoyed initially by lessening fear surrounding the Brexit vote and a significant positive revision to the June jobs report, but the Fed’s discussion of whether (and when) they should raise interest rates remained a key theme. This carried into August as U.S. markets were lifted by continued signs of job creation, wage growth and a lower unemployment rate. Gross domestic product (“GDP”) metrics for the period registered +3.5% annualized - the highest observation in two years. Meanwhile, international markets were mixed, particularly as growth in China continued to slow. Weaker markets in September recovered toward the end of month thanks in part to oil prices rising in the wake of OPEC’s announcement of a tentative agreement on production cutbacks. Despite that and concerns about inflation remaining below its target of 2%, the Fed indicated that the case for raising interest rates before the end of the year had strengthened, though they noted they would wait before doing so and continue monitoring the environment. Once again, U.S. equity markets had a positive quarter across the board and particularly in the small-cap space.

The fourth quarter began weakly in October due to the uncertainty of the fast-approaching U.S. presidential election and despite goods and services indicating an increase to real GDP during the same time period. In November, despite predictions of a sharp, negative response to the election results, the U.S. markets went on to achieve new highs later in the month. Notwithstanding generally positive market conditions, the Fed made no interest rate changes in November given the proximity of the FOMC’s meeting to the election. At that time, Federal Reserve Board Chair Janet Yellen foreshadowed a potential rate increase, saying the timing could be appropriate “relatively soon.” On December 14, the Fed met and voted to increase interest rates by 0.25% - the first time in 2016 and only the second time in the past 12 months. As another positive note, consumer confidence rose during the month of December to its highest level in more than 15 years. The fourth quarter was a good period for the U.S. equity markets - especially small-cap stocks and value stocks, which significantly outpaced their large and growth counterparts - and wrapped a big bow around the end of a year that seemed surprising (i.e., U.S. markets leading globally).

2

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

December 31, 2016 (Unaudited)

The Investor Class of the Bahl & Gaynor Small Cap Growth Fund (the “Fund”) returned 25.31% for the twelve months ended December 31, 2016. The Fund outperformed the Russell 2000 Growth Index (the “Index”) return of 11.32% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 7/15/2014 through 12/31/2016

Total Returns for the Period Ended December 31, 2016

				Value of $10,000
			Since Inception	7/15/2014-
	Ticker	1 Year	(7/15/2014)	12/31/2016
Institutional Class (1,5)	GBSIX	25.88%	11.60%	$13,104
Y Class (1,5)	GBSYX	25.80%	11.53%	$13,084
Investor Class (1,5)	GBSPX	25.31%	11.18%	$12,983
A without Sales Charge (1,2,5)	GBSAX	25.44%	11.18%	$12,983
A with Sales Charge (1,2,5)	GBSAX	18.19%	8.54%	$12,237
C without Sales Charge (1,3,5)	GBSCX	24.35%	10.31%	$12,734
C with Sales Charge (1,3,5)	GBSCX	23.35%	10.31%	$12,734
Russell 2000 Growth Index (4)		11.32%	6.95%	$11,801
S&P 500 Index (4)		11.96%	7.52%	$11,950

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www. americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.
2.	A Class shares have a maximum sales charge of 5.75%.
3.	C Class shares have a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

3

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

December 31, 2016 (Unaudited)

4.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. The Russell 2000 Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. One cannot directly invest in an index.
5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 3.05%, 2.77%, 3.20%, 2.89%, and 3.85%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index primarily due to superior stock selection relative to the Index. From a stock selection standpoint, the Fund’s holdings in the Health Care, Information Technology and Consumer Discretionary sectors contributed the most to relative performance. In the Health Care sector, positions in West Pharmaceutical Services (up 42.1%), LeMaitre Vascular (up 71.9%) and Cantel Medical Corp (up 25.8%) were the largest contributors. Within the Information Technology sector, holdings in Monolithic Power (up 44.2%), FEI Company (up 36.7%), Synnex Corp (up 50.7%) and Silicon Motion Technol ADR (up 38.8%) were favorable to performance. Companies in the Consumer Discretionary sector that contributed to relative performance were Thor Industries (up 80.7%), Texas Roadhouse (up 38.1%) and Flexsteel (up 40.2%).

Sector allocation also added to relative returns during the period, as the Fund was underweight to Health Care and held an overweight to Financials relative to the benchmark.

The Fund’s basic philosophy remains focused on investing in companies using a fundamental investment approach that seeks price appreciation, capital preservation and income.

Top Ten Holdings (% Net Assets)
Evercore Partners, Inc.	3.1
Thor Industries, Inc.	3.0
Monolithic Power Systems, Inc.	2.8
Cantel Medical Corp.	2.7
Texas Roadhouse, Inc.	2.7
West Pharmaceutical Services, Inc.	2.5
Methode Electronics, Inc.	2.4
Watsco, Inc.	2.3
Flexsteel Industries, Inc.	2.2
Pegasystems, Inc.	2.2

Total Fund Holdings                                                                                                               68

Sector Allocation (% Equities)
Information Technology	26.4
Consumer Discretionary	17.0
Industrials	16.9
Health Care	15.3
Financials	12.7
Materials	4.3
Consumer Staples	4.2
Real Estate	2.1
Energy	1.1

4

American Beacon Holland Large Cap Growth FundSM

Performance Overview

December 31, 2016 (Unaudited)

The Investor Class of the American Beacon Holland Large Cap Growth Fund (the “Fund”) returned 1.87% for the twelve months ended December 31, 2016. The Fund underperformed the Russell 1000® Growth Index (the “Index”) return of 7.08%.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2006 through 12/31/2016

Total Returns for the Period Ended December 31, 2016

						Value of $10,000
						12/31/2006-
	Ticker	1 Year	3 Years	5 Years	10 Years	12/31/2016
Institutional Class (1,2,7)	LHGIX	2.25%	5.41%	11.84%	7.44%	$20,502
Y Class (1,3,7)	LHGYX	2.22%	5.27%	11.70%	7.37%	$20,371
Investor Class (1,7)	LHGFX	1.87%	5.05%	11.45%	7.22%	$20,085
A without Sales Charge (1,4,7)	LHGAX	1.85%	4.98%	11.35%	7.17%	$18,836
A with Sales Charge (1,4,7)	LHGAX	-3.99%	2.93%	10.04%	6.54%	$18,836
C without Sales Charge (1,5,7)	LHGCX	1.10%	4.20%	10.55%	6.79%	$19,281
C with Sales Charge (1,5,7)	LHGCX	0.10%	4.20%	10.55%	6.79%	$19,281
Russell 1000 Growth Index (6)		7.08%	8.55%	14.50%	8.33%	$22,266

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www. americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class was waived from 2002 through 2012, partially recovered in 2013, and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2002 through 2012.
2.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/06 up to 3/1/10, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Institutional Class been in existence since 12/31/06. A portion of the fees charged to the Institutional Class was waived from 2010 through 2012 and partially recovered in 2013 and 2015. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/06 up to 3/1/10, the Institutional Class from 3/1/10 to 3/23/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 12/31/06. A portion of the fees charged to the Y Class was waived in 2012, partially recovered in 2013 and waived in 2014 and 2015. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2014, and 2015.
4.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/06 through 2/1/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/06. A portion of the fees charged to the A Class was waived from

5

American Beacon Holland Large Cap Growth FundSM

Performance Overview

December 31, 2016 (Unaudited)

2010 through 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2014. A Class shares have a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/06 through 3/23/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/06. A portion of the fees charged to the C Class has been waived since 2012. Performance prior to waiving fees was lower than the actual returns shown since 2012. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
6.	The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.89%, 1.09%, 1.25%, 1.30%, and 2.06%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund lagged the Index primarily due to poor stock selection as sector allocation added minimal value relative to the Index.

From a stock selection perspective, holdings in the Consumer Discretionary, Consumer Staples and Information Technology sectors detracted most from performance. Companies in the Consumer Discretionary sector detracting from the Fund’s return included Under Armour (down 28.9%), Restoration Hardware (down 47.1%) and Nike (down 17.1%). In the Consumer Staples sector, CVS Health (down 18.0%), Monster Beverage (down 11.3%) and Mead Johnson Nutrition (down 9.6%) detracted from performance. Not owning NVIDIA detracted relative value in the Information Technology sector. The Fund’s allocation in Tyler Technologies (down 7.3%) also detracted from performance in the Information Technology sector.

The Fund’s underweight position in Health Care, the worst performing sector in the Index, added relative value through sector allocation. An overweight in the Industrials sector also contributed to performance. The aforementioned good performance was mostly negated by the Fund’s absence from the Telecommunication Services sector and an average overweight in the Consumer Staples sector, which detracted relative value.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
Alphabet, Inc.	4.6
Apple, Inc.	4.5
Visa, Inc.	4.4
Amazon.com, Inc.	4.3
Microsoft Corp.	3.7
Adobe Systems, Inc.	3.5
Priceline.com, Inc.	3.4
Honeywell International, Inc.	2.9
Southwest Airlines Co.	2.8
United Parcel Service Inc.	2.8

Total Fund Holdings                                                                                                          51

Sector Allocation (% Equities)
Information Technology	34.3
Consumer Discretionary	22.8
Health Care	14.9
Industrials	12.4
Consumer Staples	10.3
Financials	4.1
Materials	1.3

6

American Beacon FundsSM

Expense Examples

December 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

7

American Beacon FundsSM

Expense Examples

December 31, 2016 (Unaudited)

Bahl & Gaynor Small Cap Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period
	7/1/2016	12/31/2016	7/1/2016-12/31/2016*
Institutional Class
Actual	$1,000.00	$1,176.64	$5.36
Hypothetical**	$1,000.00	$1,020.21	$4.98
Y Class
Actual	$1,000.00	$1,176.95	$5.91
Hypothetical**	$1,000.00	$1,019.71	$5.48
Investor Class
Actual	$1,000.00	$1,174.25	$7.43
Hypothetical**	$1,000.00	$1,018.30	$6.90
A Class
Actual	$1,000.00	$1,175.32	$7.55
Hypothetical**	$1,000.00	$1,018.19	$7.00
C Class
Actual	$1,000.00	$1,169.83	$11.62
Hypothetical**	$1,000.00	$1,014.41	$10.79

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.38% and 2.13% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

Holland Large Cap Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period
	7/1/2016	12/31/2016	7/1/2016-12/31/2016*
Institutional Class
Actual	$1,000.00	$1,032.00	$4.49
Hypothetical**	$1,000.00	$1,020.69	$4.47
Y Class
Actual	$1,000.00	$1,032.24	$5.01
Hypothetical**	$1,000.00	$1,020.22	$4.98
Investor Class
Actual	$1,000.00	$1,030.16	$6.43
Hypothetical**	$1,000.00	$1,018.82	$6.39
A Class
Actual	$1,000.00	$1,030.01	$6.63
Hypothetical**	$1,000.00	$1,018.60	$6.60
C Class
Actual	$1,000.00	$1,026.46	$10.39
Hypothetical**	$1,000.00	$1,014.86	$10.33

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.88%, 0.98%, 1.26%, 1.30% and 2.04% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

8

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

American Beacon Bahl & Gaynor Small Cap Growth Fund and American Beacon Holland Large Cap Growth Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Bahl & Gaynor Small Cap Growth Fund and American Beacon Holland Large Cap Growth Fund (two of the funds constituting the American Beacon Funds) (collectively, the Funds), as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board

(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Bahl & Gaynor Small Cap Growth Fund and American Beacon Holland Large Cap Growth Fund at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

February 28, 2017

9

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
COMMON STOCK - 98.02%
CONSUMER DISCRETIONARY - 16.63%
Auto Components - 2.15%
Gentex Corp.	22,700	$446,963

Automobiles - 3.75%
Hyster-Yale Materials Handling, Inc.	2,520	160,700
Thor Industries, Inc.	6,150	615,308

		776,008

Hotels, Restaurants & Leisure - 4.97%
Brinker International, Inc.	2,050	101,537
Marriott Vacations Worldwide Corp.	4,265	361,885
Texas Roadhouse, Inc.	11,735	566,095

		1,029,517

Household Durables - 3.54%
Flexsteel Industries, Inc.	7,565	466,534
Matthews International Corp., Class A	3,485	267,822

		734,356

Multiline Retail -1.36%
Pricesmart, Inc.	3,395	283,483

Specialty Retail - 0.86%
Monro Muffler Brake, Inc.	3,130	179,036

Total Consumer Discretionary		3,449,363

CONSUMER STAPLES - 4.08%
Food & Drug Retailing -0.68%
B&G Foods, Inc.	3,220	141,036

Food Products - 1.96%
J&J Snack Foods Corp.	3,045	406,294

Personal Products - 1.44%
Inter Parfums, Inc.	9,135	299,171

Total Consumer Staples		846,501

ENERGY - 1.07%
Oil & Gas - 1.07%
GasLog Ltd.	13,830	222,663

FINANCIALS - 12.47%
Banks - 8.98%
Bank of the Ozarks, Inc.	3,505	184,327
Evercore Partners, Inc., Class A	9,220	633,414
Glacier Bancorp, Inc.	3,920	142,022
MainSource Financial Group, Inc.	4,940	169,936
PacWest Bancorp.	5,095	277,372
S&T Bancorp, Inc.	6,000	234,240
Virtu Financial, Inc., Class A	13,920	222,024

		1,863,335

Diversified Financials - 1.78%
MarketAxess Holdings, Inc.	2,520	370,238

Insurance - 1.71%
Horace Mann Educators Corp.	8,270	353,956

Total Financials		2,587,529

See accompanying notes

10

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
HEALTH CARE - 14.99%
Health Care Equipment & Supplies - 9.70%
Abaxis, Inc.	6,520	$344,060
Atrion Corp.	345	174,984
Bio-Techne Corp.	1,650	169,670
LeMaitre Vascular, Inc.	9,920	251,373
Mesa Laboratories, Inc.	2,000	245,500
Patterson Cos., Inc.	7,435	305,058
West Pharmaceutical Services, Inc.	6,175	523,825

		2,014,470

Health Care Providers & Services - 5.29%
Cantel Medical Corp.	7,215	568,181
Omnicell, Inc.A	10,175	344,933
U.S. Physical Therapy, Inc.	2,615	183,573

		1,096,687

Total Health Care		3,111,157

INDUSTRIALS - 16.54%
Aerospace & Defense - 0.51%
HEICO Corp.	1,365	105,310

Building Products - 6.02%
Apogee Enterprises, Inc.	6,605	353,764
Simpson Manufacturing Co., Inc.	4,870	213,063
Universal Forest Products, Inc.	2,000	204,360
Watsco, Inc.	3,245	480,649

		1,251,836

Commercial Services & Supplies - 4.60%
CSG Systems International, Inc.	3,220	155,848
Healthcare Services Group, Inc.	6,695	262,243
Monotype Imaging Holdings, Inc.	11,480	227,878
MSA Safety, Inc.	4,440	307,825

		953,794

Electrical Equipment - 0.96%
II-VI, Inc.	6,695	198,507

Machinery - 4.45%
Applied Industrial Technologies, Inc.	6,085	361,449
Raven Industries, Inc.	10,175	256,410
Valmont Industries, Inc.	2,170	305,753

		923,612

Total Industrials		3,433,059

INFORMATION TECHNOLOGY - 25.98%
Electronic Equipment & Instruments - 4.68%
Analogic Corp.	2,170	180,002
Littelfuse, Inc.	1,130	171,500
Methode Electronics, Inc.	12,175	503,436
NVE Corp.	1,625	116,074

		971,012

Internet Software & Services - 2.88%
GrubHub, Inc.A	3,850	144,837
NIC, Inc.	14,090	336,751
Reis, Inc.	5,165	114,921

		596,509

See accompanying notes

11

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
INFORMATION TECHNOLOGY - 25.98% (continued)
IT Consulting & Services - 5.81%
Forrester Research, Inc.	2,480	$106,516
Hackett Group, Inc.	18,445	325,739
Ritchie Bros Auctioneers, Inc.	13,135	446,590
SYNNEX Corp.	2,700	326,754

		1,205,599

Semiconductor Equipment & Products - 7.73%
Cirrus Logic, Inc.A	7,300	412,742
Monolithic Power Systems, Inc.	7,045	577,197
Power Integrations, Inc.	4,005	271,739
Silicon Motion Technology Corp. ADRB	8,090	343,663

		1,605,341

Software - 4.88%
Blackbaud, Inc.	4,955	317,120
National Instruments Corp.	7,835	241,475
Pegasystems, Inc.	12,610	453,960

		1,012,555

Total Information Technology		5,391,016

MATERIALS - 4.17%
Chemicals - 4.17%
Balchem Corp.	4,090	343,233
PolyOne Corp.	11,650	373,266
Stepan Co.	1,825	148,701

Total Materials		865,200

REAL ESTATE - 2.09%
Real Estate Management & Development - 2.09%
RE/MAX Holdings, Inc., Class A	7,745	433,720

Total Common Stock (Cost $17,406,037)		20,340,208

SHORT TERM INVESTMENTS - 3.03% (Cost $628,203)
American Beacon U.S. Government Money Market Select Fund, Select ClassC	628,203	628,203

TOTAL INVESTMENTS - 101.05% (Cost $18,034,240)		20,968,411
LIABILITIES, NET OF OTHER ASSETS - (1.05%)		(218,394)

TOTAL NET ASSETS - 100.00%		$20,750,017

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	ADR - American Depositary Receipt.
C	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on December 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Futures	Long	4	March 2017	$271,380	$(2,785)

				$271,380	$(2,785)

See accompanying notes

12

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
COMMON STOCK - 97.25%
CONSUMER DISCRETIONARY - 22.13%
Auto Components - 1.08%
Delphi Automotive PLCA	15,482	$1,042,713

Home Builders - 0.98%
D.R. Horton, Inc.	34,676	947,695

Hotels, Restaurants &Leisure - 1.69%
Starbucks Corp.	29,522	1,639,061

Internet & Catalog Retail - 7.74%
Amazon.com, Inc.B	5,568	4,175,276
priceline.com, Inc.B	2,268	3,325,024

		7,500,300

Media - 1.69%
Twenty-First Century Fox, Inc., Class A	58,273	1,633,975

Multiline Retail - 1.40%
Dollar General Corp.	18,253	1,352,000

Specialty Retail - 4.38%
Advance Auto Parts, Inc.	11,475	1,940,652
Lowe’s Cos., Inc.	32,274	2,295,327

		4,235,979

Textiles & Apparel - 3.17%
NIKE, Inc., Class B	38,696	1,966,918
Under Armour, Inc., Class A	37,948	1,102,389

		3,069,307

Total Consumer Discretionary		21,421,030

CONSUMER STAPLES - 10.03%
Beverages - 2.91%
Monster Beverage Corp.B	42,405	1,880,238
PepsiCo, Inc.	8,979	939,472

		2,819,710

Food & Drug Retailing - 7.12%
Costco Wholesale Corp.	11,551	1,849,431
CVS Caremark Corp.	29,684	2,342,364
Mead Johnson Nutrition Co., Class A	16,204	1,146,595
Whole Foods Market, Inc.	50,552	1,554,980

		6,893,370

Total Consumer Staples		9,713,080

FINANCIALS - 3.96%
Diversified Financials - 3.96%
BlackRock, Inc., Class A	5,109	1,944,179
TD Ameritrade Holding Corp.	43,443	1,894,115

Total Financials		3,838,294

HEALTH CARE - 14.46%
Biotechnology - 4.65%
Biogen Idec, Inc.B	2,173	616,219
Gilead Sciences, Inc.	27,238	1,950,513
Quintiles IMS Holdings, Inc.B	14,792	1,124,932
Vertex Pharmaceuticals, Inc.B	11,000	810,370

		4,502,034

See accompanying notes

13

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
HEALTH CARE - 14.46% (continued)
Health Care Equipment & Supplies - 2.54%
Hologic, Inc.B	25,007	$1,003,281
Medtronic PLCA	20,470	1,458,078

		2,461,359

Health Care Providers & Services - 4.55%
Cerner Corp.B	25,496	1,207,746
DaVita HealthCare Partners, Inc.B	15,234	978,023
Envision Healthcare Corp.B	9,951	629,799
UnitedHealth Group, Inc.	9,915	1,586,796

		4,402,364

Pharmaceuticals - 2.72%
Bristol-Myers Squibb Co.	22,596	1,320,510
Zoetis, Inc.	24,466	1,309,665

		2,630,175

Total Health Care		13,995,932

INDUSTRIALS - 12.02%
Aerospace &Defense - 1.74%
Boeing Co.	10,840	1,687,571

Air Freight & Couriers - 2.80%
United Parcel Service, Inc., Class B	23,676	2,714,217

Airlines - 2.78%
Southwest Airlines Co.	53,920	2,687,373

Electrical Equipment - 1.78%
Roper Industries, Inc.	9,427	1,725,895

Industrial Conglomerates - 2.92%
Honeywell International, Inc.	24,335	2,819,210

Total Industrials		11,634,266

INFORMATION TECHNOLOGY - 33.37%
Communications - 1.90%
Facebook, Inc., Class AB	15,969	1,837,233

Communications Equipment - 1.42%
Cisco Systems, Inc.	45,625	1,378,788

Computers & Peripherals - 5.68%
Apple, Inc.	37,782	4,375,911
International Business Machines Corp.	6,752	1,120,764

		5,496,675

Internet Software & Services - 4.59%
Alphabet, Inc., Class CB	5,760	4,445,683

IT Consulting & Services - 7.18%
Automatic Data Processing, Inc.	15,667	1,610,254
Tyler Technologies, Inc.	7,341	1,048,075
Visa, Inc., Class A	55,023	4,292,894

		6,951,223

Semiconductor Equipment & Products - 1.83%
NXP Semiconductors N.V.B	18,074	1,771,433

Software - 10.77%
Adobe Systems, Inc.B	32,586	3,354,729
Check Point Software Technologies Ltd.B	14,574	1,230,920

See accompanying notes

14

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
INFORMATION TECHNOLOGY - 33.37% (continued)
Software - 10.77% (continued)
Citrix Systems, Inc.B	10,843	$968,388
Intuit, Inc.	11,111	1,273,432
Microsoft Corp.	57,885	3,596,974

		10,424,443

Total Information Technology		32,305,478

MATERIALS - 1.28%
Chemicals - 1.28%
Ecolab, Inc.	10,551	1,236,788

Total Common Stock (Cost $68,968,529)		94,144,868

SHORT-TERM INVESTMENTS - 2.69% (Cost $2,600,481)
American Beacon U.S. Government Money Market Select Fund, Select ClassC	2,600,481	2,600,481

TOTAL INVESTMENTS - 99.94% (Cost $71,569,010)		96,745,349
OTHER ASSETS, NET OF LIABILITIES - 0.06%		54,475

TOTAL NET ASSETS - 100.00%		$96,799,824

Percentages are stated as a percent of net assets.

A	PLC - Public Limited Company.
B	Non-income producing security.
C	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on December 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	Long	22	March 2017	$2,459,820	$(16,479)

				$2,459,820	$(16,479)

See accompanying notes

15

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2016

	Bahl & Gaynor Small	Holland Large Cap
	Cap Growth Fund	Growth Fund
Assets:
Investments in unaffiliated securities, at fair value A	$20,340,208	$94,144,868
Investments in affiliated securities, at fair value B	628,203	2,600,481
Deposit with brokers for futures contracts	26,565	111,138
Dividends and interest receivable	18,453	54,996
Receivable for fund shares sold	87,007	18,527
Receivable for expense reimbursement (Note 2)	12,182	28
Prepaid expenses	16,885	12,199

Total assets	21,129,503	96,942,237

Liabilities:
Payable for investments purchased	322,592	—
Payable for fund shares redeemed	2,387	363
Payable for variation margin from open futures contracts (Note 5)	2,780	16,430
Management and investment advisory fees payable	15,251	69,185
Administrative service and service fees payable	2,344	15,958
Transfer agent fees payable	412	1,660
Custody and fund accounting fees payable	2,019	2,740
Professional fees payable	29,397	29,960
Trustee fees payable	1	11
Payable for prospectus and shareholder reports	1,538	1,719
Other liabilities	765	4,387

Total liabilities	379,486	142,413

Net Assets	$20,750,017	$96,799,824

Analysis of Net Assets:
Paid-in-capital	$17,952,792	$71,200,795
Undistributed net investment income	—	5,036
Accumulated net realized gain (loss)	(134,162)	434,133
Unrealized appreciation of investments	2,934,172	25,176,339
Unrealized (depreciation) of futures contracts	(2,785)	(16,479)

Net assets	$20,750,017	$96,799,824

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	592,267	1,043,477

Y Class	538,005	16,497

Investor Class	284,154	2,845,775

A Class	183,587	55,348

C Class	33,193	14,909

Net assets:
Institutional Class	$7,563,970	$25,818,864

Y Class	$6,856,954	$405,410

Investor Class	$3,595,277	$68,905,910

A Class	$2,321,426	$1,327,798

C Class	$412,390	$341,842

Net asset value, offering and redemption price per share:
Institutional Class	$12.77	$24.74

Y Class	$12.75	$24.57

Investor Class	$12.65	$24.21

A Class	$12.64	$23.99

A Class (offering price)	$13.41	$25.45

C Class	$12.42	$22.93

A Cost of investments in unaffiliated securities	$17,406,037	$68,968,529
B Cost of investments in affiliated securities	$628,203	$2,600,481

See accompanying notes

16

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2016

	Bahl & Gaynor
	Small Cap	Holland Large
	Growth Fund	Cap Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$178,586	$1,069,273
Dividend income from affiliated securities	933	8,894

Total investment income	179,519	1,078,167

Expenses:
Management and investment advisory fees (Note 2)	86,130	605,211
Administrative service fees (Note 2):
Institutional Class	5,866	21,055
Y Class	5,190	385
Investor Class	1,550	90,164
A Class	1,323	1,980
C Class	394	741
Transfer agent fees:
Institutional Class	542	1,607
Y Class	200	18
Investor Class	1,322	8,282
A Class	147	216
C Class	30	46
Custody and fund accounting fees	11,563	17,850
Professional fees	26,170	29,985
Registration fees and expenses	63,387	65,852
Service fees (Note 2):
Y Class	4,183	389
Investor Class	3,112	255,414
A Class	1,593	2,497
C Class	477	760
Distribution fees (Note 2):
A Class	2,655	4,161
C Class	3,182	5,064
Prospectus and shareholder report expenses	5,336	6,328
Trustee fees	672	6,444
Other expenses	4,668	8,132

Total expenses	229,692	1,132,581

Net fees waived and expenses reimbursed (Note 2)	(99,554)	(143)

Net expenses	130,138	1,132,438

Net investment income (loss)	49,381	(54,271)

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments	73,137	3,087,628
Commission recapture (Note 1)	—	3,092
Futures contracts	19,965	424,669
Change in net unrealized appreciation (depreciation) of:
Investments	2,936,525	(1,741,977)
Futures contracts	(3,753)	(37,112)

Net gain from investments	3,025,874	1,736,300

Net increase in net assets resulting from operations	$3,075,255	$1,682,029

A Foreign taxes	$852	$—

See accompanying notes

17

American Beacon FundsSM

Statements of Changes in Net Assets

	Bahl & Gaynor Small Cap Growth
	Fund		Holland Large Cap Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$49,381	$39,587	$(54,271)	$(38,964)
Net realized gain (loss) from investments, commission recapture, and futures contracts	93,102	(122,070)	3,515,389	8,294,079
Change in net unrealized appreciation (depreciation) from investments and futures contracts	2,932,772	(233,970)	(1,779,089)	(1,934,166)

Net increase (decrease) in net assets resulting from operations	3,075,255	(316,453)	1,682,029	6,320,949

Distributions to Shareholders:
Net investment income:
Institutional Class	(18,862)	(17,671)	—	—
Y Class	(16,961)	(14,934)	—	—
Investor Class	(8,783)	(2,743)	—	—
A Class	(5,812)	(3,164)	—	—
C Class	(497)	(1,728)	—	—
Net realized gain from investments:
Institutional Class	—	(51,523)	(646,655)	(1,831,892)
Y Class	—	(43,542)	(10,980)	(34,744)
Investor Class	—	(7,997)	(1,766,034)	(8,194,511)
A Class	—	(9,223)	(34,342)	(136,161)
C Class	—	(5,037)	(9,316)	(83,671)

Net distributions to shareholders	(50,915)	(157,562)	(2,467,327)	(10,280,979)

Capital Share Transactions:
Proceeds from sales of shares	11,394,900	5,715,997	13,225,448	6,242,514
Reinvestment of dividends and distributions	49,550	157,455	2,467,141	10,280,143
Cost of shares redeemed	(923,263)	(2,230,601)	(17,992,253)	(13,612,879)

Net increase (decrease) in net assets from Capital share transactions	10,521,187	3,642,851	(2,299,664)	2,909,778

Net increase (decrease) in net assets	13,545,527	3,168,836	(3,084,962)	(1,050,252)

Net Assets:
Beginning of period	7,204,490	4,035,654	99,884,786	100,935,038

End of Period*	$20,750,017	$7,204,490	$96,799,824	$99,884,786

*Includes undistributed net investment income	$—	$—	$5,036	$—

See accompanying notes

18

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

1. Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of December 31, 2016, the Trust consists of twenty-six active series, two of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): the American Beacon Bahl & Gaynor Small Cap Growth Fund and American Beacon Holland Large Cap Growth Fund. The remaining twenty-four active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The Funds have multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges, which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Funds. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

19

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds also designates earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain on the Funds’ Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

From January 1, 2016 to May 29, 2016, the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, Funds management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager received from the Funds an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016, the Funds and the Manager entered a Management Agreement that obligates the Manager to provide investment advisory, Funds management, and administrative services to the Funds. As compensation for performing the duties under the Management Agreement, the Manager receives from the Funds an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $5 billion, 0.325% of the next $5 billion, 0.30% of the next $10 billion, and 0.275% over $20 billion. The Funds also pay the unaffiliated investment advisors hired to direct investment activities of the Funds an annualized investment advisory fee based on a percentage of the Funds’ average daily assets. Management fees paid by the Funds during the year ended December 31, 2016 were as follows:

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Notes to Financial Statements

December 31, 2016

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Bahl & Gaynor Small Cap Growth	0.86%	$86,130	$60,124	$26,006
Holland Large Cap Growth..	0.75%	605,211	382,841	222,370

Administration Agreement

From January 1, 2016 to May 29, 2016, the Manager and the Trust were parties to an Administrative Agreement which obligated the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, advisor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediaries average net assets in the Institutional Class on an annual basis.

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Notes to Financial Statements

December 31, 2016

For the year ended December 31, 2016, the sub-transfer agent fees, as included in “Transfer agent fees” in the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$338
Holland Large Cap Growth	324

As of December 31, 2016, the Funds owe the Manager the following reimbursement of sub-transfer agent fees, as included in “Transfer agent fees payable” in the Statements of Assets and Liabilities.

Reimbursement of
Fund	Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$106
Holland Large Cap Growth	129

Investment in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management and administration fees totaling 0.10% of its average daily net assets of the USG Select Fund. During the year ended December 31, 2016, the Manager earned $385 and $3,865, respectively, from the Bahl & Gaynor Small Cap Growth and Holland Large Cap Growth Funds’ direct investment in the USG Select Funds.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended December 31, 2016, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense caps. For the year ended December 31, 2016, the Manager waived or reimbursed expenses as follows:

		Expense Cap
Fund	Class	1/1/16 - 4/30/16	5/1/16 - 12/31/16	Reimbursed Expenses	(Recovered) Expenses	Expiration
Bahl & Gaynor Small Cap Growth	Institutional	0.98%	0.98%	$41,080	$—	2019
Bahl & Gaynor Small Cap Growth	Y	1.08%	1.08%	37,716	—	2019
Bahl & Gaynor Small Cap Growth	Investor	1.36%	1.36%	9,224	—	2019
Bahl & Gaynor Small Cap Growth	A	1.38%	1.38%	8,494	—	2019
Bahl & Gaynor Small Cap Growth	C	2.13%	2.13%	3,040	—	2019
Holland Large Cap Growth	C	2.04%	2.04%	143	—	2019

Of these amounts, $12,182 and $28 are disclosed as a receivable from the Manager at December 31, 2016 for the Bahl & Gaynor Small Cap Growth Fund and Holland Large Cap Growth Fund, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimburseable expenses listed above will expire in 2019. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bahl & Gaynor Small Cap Growth	$—	$132,904	$—	2017
Bahl & Gaynor Small Cap Growth	—	123,829	—	2018
Holland Large Cap Growth	—	156	—	2017
Holland Large Cap Growth	299	—	—	2018

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended December 31, 2016, Foreside collected $5,805 and $331, for Bahl & Gaynor Small Cap Growth and Holland Large Cap Growth Funds, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2016, no CDSC fees were collected for the Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2016, CDSC fees of $205 were collected for the Class C Class Shares of the Bahl & Gaynor Small Cap Growth Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust and the American Beacon Select Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of December 31, 2016, the investments were classified as described below:

Bahl & Gaynor Small Cap Growth Fund(1)	Level 1	Level 2	Level 3	Total
Common Stock	$20,340,208	$—	$—	$20,340,208
Short-Term Investments - Money Market Funds	628,203	—	—	628,203

Total Investments in Securities	$20,968,411	$—	$—	$20,968,411

Financial Derivative Instruments - Liabilities
Futures Contracts	$(2,785)	$—	—	$(2,785)

Total Other Financial Instruments	$(2,785)	$—	$—	$(2,785)

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Holland Large Cap Growth Fund(1)	Level 1	Level 2	Level 3	Total
Common Stock	$94,144,868	$—	$—	$94,144,868
Short-Term Investments - Money Market Funds	2,600,481	—	—	2,600,481

Total Investments in Securities	$96,745,349	$—	$—	$96,745,349

Financial Derivative Instruments - Liabilities
Futures Contracts	$(16,479)	$—	—	$(16,479)

Total Other Financial Instruments	$(16,479)	$—	$—	$(16,479)

(1)	Refer to the Schedule of Investments for industry information.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels the Funds’ assets and liabilities. During the year ended December 31, 2016, there were no transfers between levels.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Other Investment Company Securities and Other Exchange-traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, exchange-traded Funds, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds shareholders indirectly will bear a Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired s Fees and Expenses and are included in the Fees and Expenses Table for the Funds in

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Notes to Financial Statements

December 31, 2016

its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended December 31, 2016, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year ended December 31, 2016
Bahl & Gaynor Small Cap Growth	3
Holland Large Cap Growth	30

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure(1)(2):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of December 31, 2016:

Statement of Assets and Liabilities:	Derivatives	Bahl & Gaynor Small Cap Growth Fund	Holland Large Cap Growth Fund
Payable for variation margin from open futures contracts (2)	Equity Contracts	$(2,785)	$(16,479)

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

The effect financial derivative instruments not accounted for as hedging instruments during the year ended December 31, 2016:

Statement of Operations:	Derivatives	Bahl & Gaynor Small Cap Growth Fund	Holland Large Cap Growth Fund
Net realized gain (loss) from futures contracts	Equity Contracts	$19,965	$424,669
Change in net unrealized appreciation (depreciation) of futures contracts	Equity Contracts	(3,753)	(37,112)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments Footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Dividend Risk

An issuer of stock held by the Funds may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Foreign Investing Risk

Non U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations,(2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased price volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contract Risk

Futures contracts are derivative investments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative

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Notes to Financial Statements

December 31, 2016

instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Growth Companies Risk

Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small Capitalization Companies Risk

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it

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Notes to Financial Statements

December 31, 2016

is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Model and Data Risk

Models and data are used to screen potential investments for the Funds. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Funds to potential risks. Some of the models used by the sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, which provides for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of December 31, 2016.

Bahl & Gaynor Small Cap Growth Fund

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2016:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented in the Statements of Assets and Liabilities
Futures contracts(1)	$(2,785)	$—	$(2,785)

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of December 31, 2016:

	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Deutsche Bank AG(1)	$(2,785)	$—	$—	$(2,785)

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Notes to Financial Statements

December 31, 2016

Holland Large Cap Growth Fund

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2016:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented in the Statements of Assets and Liabilities
Futures contracts(1)	$(16,479)	$—	$(16,479)

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of December 31, 2016:

	Net Amountof Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.(1)	$(16,479)	$—	$—	$(16,479)

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

7. Federal Income and Excise Taxes

It is the policy of the Funds to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Funds are treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2016 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

The tax character of distributions paid are as follows:

	Bahl & Gaynor Small Cap Growth Fund		Holland Large Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Distributions paid from:
Ordinary Income*
Institutional Class	$18,188	$21,120	$—	$—
Y Class	16,392	17,850	—	—
Investor Class	8,679	3,279	—	—
A Class	5,691	3,780	—	—
C Class	431	2,065	—	—
Long-term capital gains			—	—
Institutional Class	674	44,502	646,655	1,831,892
Y Class	569	37,608	10,980	34,744
Investor Class	104	6,907	1,766,034	8,194,511
A Class	121	7,966	34,342	136,161
C Class	66	4,351	9,316	83,671
Return of capital			—	—
Institutional Class	—	3,572	—	—
Y Class	—	3,019	—	—
Investor Class	—	554	—	—
A Class	—	640	—	—
C Class	—	349	—	—

Total distributions paid	$50,915	$157,562	$2,467,327	$10,280,979

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of December 31, 2016, the components of distributable earnings (deficits) on a tax basis are as follows:

	Bahl & Gaynor Small Cap Growth Fund	Holland Large Cap Growth Fund
Cost basis of investments for federal income tax purposes	$18,178,399	$71,832,449
Unrealized appreciation	2,989,707	27,056,711
Unrealized depreciation	(199,695)	(2,143,811)

Net unrealized appreciation (depreciation)	2,790,012	24,912,900
Undistributed ordinary income	—	—
Undistributed long-term capital gains	7,213	686,129
Accumulated capital and other losses	—	—
Other temporary differences	—	—

Distributable earnings (deficits)	$2,797,225	$25,599,029

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from non-utilization of net operating losses as of December 31, 2016:

31

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

	Bahl & Gaynor Small Cap Growth Fund	Holland Large Cap Growth Fund
Paid-in-capital	$—	$(63,299)
Undistributed (overdistribution of) net investment income	1,534	59,307
Accumulated net realized gain (loss)	(1,535)	3,993
Unrealized appreciation (depreciation) of investments in futures contracts	1	(1)

Under the Regulated Investment Company Modernization Act of 2010 (the “RICMOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. For the year ended December 31, 2016, the Funds did not have capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments, excluding short-term obligations, for the year ended December 31, 2016 were as follows:

	Bahl & Gaynor Small Cap Growth Fund	Holland Large Cap Growth Fund
Purchases (excluding U.S. government securities)	$12,892,557	$31,694,220
Sales and Maturities (excluding U.S. government securities)	2,571,674	34,288,962

A summary of the Funds’ direct transactions in the USG Select Fund for the year ended December 31, 2016 are as follows:

Fund	December31, 2015 Shares/Fair Value	Purchases	Sales	December 31, 2016 Shares/Fair Value	Dividend Income
Bahl & Gaynor Small Cap Growth	$—	$13,628,249	$13,000,046	$628,203	$993
Holland Large Cap Growth	—	40,569,376	37,968,895	2,600,481	8,894

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended December 31,
	2016		2015
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	279,042	$3,182,952	26,744	$291,372
Reinvestment of dividends	1,466	18,862	6,810	69,193
Shares redeemed	(5,890)	(66,509)	(5,570)	(59,399)

Net increase in shares outstanding	274,618	$3,135,305	27,984	$301,166

	Y Class
	Year Ended December 31,
	2016		2015
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	290,672	$3,267,497	254,524	$2,732,833
Reinvestment of dividends	1,225	15,718	5,761	58,476
Shares redeemed	(20,725)	(219,124)	(29,466)	(313,981)

Net increase in shares outstanding	271,172	$3,064,091	230,819	$2,477,328

32

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

	Investor Class
	Year Ended December 31,
	2016		2015
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	251,437	$2,931,223	175,925	$1,814,132
Reinvestment of dividends	686	8,739	1,052	10,635
Shares redeemed	(17,200)	(202,363)	(150,111)	(1,481,869)

Net increase in shares outstanding	234,923	$2,737,599	26,866	$342,898

	A Class
	Year Ended December 31,
	2016		2015
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	169,878	$1,935,789	63,916	$685,792
Reinvestment of dividends	454	5,785	1,226	12,386
Shares redeemed	(31,702)	(391,741)	(35,498)	(363,673)

Net increase in shares outstanding	138,630	$1,549,833	29,644	$334,505

	C Class
	Year Ended December 31,
	2016		2015
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	6,362	$77,439	18,009	$191,868
Reinvestment of dividends	36	446	677	6,765
Shares redeemed	(4,090)	(43,526)	(1,173)	(11,679)

Net increase in shares outstanding	2,308	$34,359	17,513	$186,954

	Institutional Class
	Year Ended December 31,
	2016		2015
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	375,247	$9,486,080	40,504	$1,045,131
Reinvestment of dividends	25,815	646,655	73,956	1,831,892
Shares redeemed	(107,464)	(2,632,755)	(63,945)	(1,773,828)

Net increase in shares outstanding	293,598	$7,499,980	50,515	$1,103,195

	Y Class
	Year Ended December 31,
	2016		2015
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	7,193	$178,500	10,179	$281,495
Reinvestment of dividends	441	10,980	1,411	34,744
Shares redeemed	(4,667)	(112,646)	(942)	(24,074)

Net increase in shares outstanding	2,967	$76,834	10,648	$292,165

	Investor Class
	Year Ended December 31,
	2016		2015
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	114,264	$2,666,451	157,069	$4,211,087
Reinvestment of dividends	72,016	1,765,848	336,496	8,193,675
Shares redeemed	(578,060)	(13,930,498)	(429,291)	(11,433,171)

Net increase (decrease) in shares outstanding	(391,780)	$(9,498,199)	64,274	$971,591

33

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

	A Class
	Year Ended December 31,
	2016		2015
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	38,168	$869,417	16,926	$454,849
Reinvestment of dividends	1,414	34,342	5,640	136,161
Shares redeemed	(36,839)	(885,200)	(9,823)	(260,924)

Net increase in shares outstanding	2,743	$18,559	12,743	$330,086

	C Class
	Year Ended December 31,
	2016		2015
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,090	$25,000	9,760	$249,952
Reinvestment of dividends	401	9,316	3,596	83,671
Shares redeemed	(19,093)	(431,154)	(4,767)	(120,882)

Net increase (decrease) in shares outstanding	(17,602)	$(396,838)	8,589	$212,741

10. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds financial statements through this date.

34

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,			July 15A to December 31, 2014
	2016	2015
Net asset value, beginning of period	$10.17	$10.71		$10.00

Income from investment operations:
Net investment income	0.03	0.08		0.02
Net gains (losses) on investments (both realized and unrealized)	2.60	(0.39)		0.71

Total income (loss) from investment operations	2.63	(0.31)		0.73

Less distributions:
Dividends from net investment income	(0.03)	(0.06)		(0.02)
Distributions from net realized gains	—	(0.16)		—
Distributions from return of capital	—	(0.01	)F	—

Total distributions	(0.03)	(0.23)		(0.02)

Net asset value, end of period	$12.77	$10.17		$10.71

Total return B	25.88%	(2.96)%		7.28	%C

Ratios and supplemental data:
Net assets, end of period	$7,563,970	$3,231,461		$3,102,721
Ratios to average net assets:
Expenses, before reimbursements	1.85%	3.04%		8.98	%D
Expenses, net of reimbursements	0.98%	0.98%		0.98	%D
Net investment (loss), before expense reimbursements	(0.30)%	(1.33)%		(7.51	)%D
Net investment income, net of reimbursements	0.57%	0.72%		0.49	%D
Portfolio turnover rate	23%	54%		12	% E

	Y Class
	Year Ended December 31,			July 15A to December 31, 2014
	2016	2015
Net asset value, beginning of period	$10.16	$10.71		$10.00

Income from investment operations:
Net investment income	0.04	0.06		0.01
Net gains (losses) on investments (both realized and unrealized)	2.58	(0.38)		0.72

Total income (loss) from investment operations	2.62	(0.32)		0.73

Less distributions:
Dividends from net investment income	(0.03)	(0.06)		(0.02)
Distributions from net realized gains	—	(0.16)		—
Distributions from return of capital	—	(0.01	)F	—

Total distributions	(0.03)	(0.23)		(0.02)

Net asset value, end of period	$12.75	$10.16		$10.71

Total return B	25.80%	(3.05)%		7.28	%C

Ratios and supplemental data:
Net assets, end of period	$6,856,954	$2,711,465		$387,622
Ratios to average net assets:
Expenses, before reimbursements	1.98%	2.76%		11.71	%D
Expenses, net of reimbursements	1.08%	1.08%		1.08	%D
Net investment (loss), before expense reimbursements	(0.43)%	(0.98)%		(10.06	)%D
Net investment income, net of reimbursements	0.47%	0.70%		0.57	%D
Portfolio turnover rate	23%	54%		12	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from July 15, 2014 to December 31, 2014, and is not annualized.
F	Amount represents less than $0.01 per share.

35

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,			July 15A to December 31, 2014
	2016	2015
Net asset value, beginning of period	$10.12	$10.69		$10.00

Income from investment operations:
Net investment income	0.03	0.05		0.01
Net gains (losses) on investments (both realized and unrealized)	2.53	(0.39)		0.70

Total income (loss) from investment operations	2.56	(0.34)		0.71

Less distributions:
Dividends from net investment income	(0.03)	(0.06)		(0.02)
Distributions from net realized gains	—	(0.16)		—
Distributions from return of capital	—	(0.01	)F	—

Total distributions	(0.03)	(0.23)		(0.02)

Net asset value, end of period	$12.65	$10.12		$10.69

Total return B	25.31%	(3.25)%		7.08	%C

Ratios and supplemental data:
Net assets, end of period	$3,595,277	$498,128		$239,138
Ratios to average net assets:
Expenses, before reimbursements	2.09%	3.19%		12.62	%D
Expenses, net of reimbursements	1.36%	1.36%		1.36	%D
Net investment (loss), before expense reimbursements	(0.51)%	(1.47)%		(11.12	)%D
Net investment income, net of reimbursements	0.23%	0.35%		0.14	%D
Portfolio turnover rate	23%	54%		12	%E

	A Class
	Year Ended December 31,			July 15A to December 31, 2014
	2016	2015
Net asset value, beginning of period	$10.11	$10.69		$10.00

Income from investment operations:
Net investment income	0.04	0.03		0.00
Net gains (losses) on investments (both realized and unrealized)	2.52	(0.38)		0.71

Total income (loss) from investment operations	2.56	(0.35)		0.71

Less distributions:
Dividends from net investment income	(0.03)	(0.06)		(0.02)
Distributions from net realized gains	—	(0.16)		—
Distributions from return of capital	—	(0.01	)F	—

Total distributions	(0.03)	(0.23)		(0.02)

Net asset value, end of period	$12.64	$10.11		$10.69

Total return B	25.34%	(3.34)%		7.08	%C

Ratios and supplemental data:
Net assets, end of period	$2,321,426	$454,614		$163,704
Ratios to average net assets:
Expenses, before reimbursements	2.18%	2.88%		13.84	%D
Expenses, net of reimbursements	1.38%	1.38%		1.38	%D
Net investment (loss), before expense reimbursements	(0.61)%	(1.08)%		(12.35	)%D
Net investment income, net of reimbursements	0.18%	0.41%		0.10	%D
Portfolio turnover rate	23%	54%		12	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from July 15, 2014 to December 31, 2014, and is not annualized.
F	Amount represents less than $0.01 per share.

36

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,			July 15A to December 31, 2014
	2016	2015
Net asset value, beginning of period	$10.00	$10.65		$10.00

Income from investment operations:
Net investment (loss)	(0.05)	(0.01)		(0.02)
Net gains (losses) on investments (both realized and unrealized)	2.49	(0.41)		0.69

Total income (loss) from investment operations	2.44	(0.42)		0.67

Less distributions:
Dividends from net investment income	(0.02)	(0.06)		(0.02)
Distributions from net realized gains	—	(0.16)		—
Distributions from return of capital	—	(0.01	)F	—

Total distributions	(0.02)	(0.23)		(0.02)

Net asset value, end of period	$12.42	$10.00		$10.65

Total return B	24.35%	(4.01)%		6.68	%C

Ratios and supplemental data:
Net assets, end of period	$412,390	$308,822		$142,469
Ratios to average net assets:
Expenses, before reimbursements	3.09%	3.84%		13.72	%D
Expenses, net of reimbursements	2.13%	2.13%		2.13	%D
Net investment (loss), before expense reimbursements	(1.56)%	(2.09)%		(12.23	)%D
Net investment (loss), net of reimbursements	(0.60)%	(0.38)%		(0.64	)%D
Portfolio turnover rate	23%	54%		12	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from July 15, 2014 to December 31, 2014, and is not annualized.
F	Amount represents less than $0.01 per share.

37

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.80	$25.88	$26.57	$21.60	$20.30

Income from investment operations:
Net investment income	0.02	0.06	0.03	0.02	0.09
Net gains (losses) on securities (both realized and unrealized)	0.56	1.67	1.94	7.02	2.47

Total income (loss) from investment operations	0.58	1.73	1.97	7.04	2.56

Less distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.08)
Distributions from net realized gains	(0.64)	(2.81)	(2.66)	(2.06)	(1.18)

Total distributions	(0.64)	(2.81)	(2.66)	(2.07)	(1.26)

Net asset value, end of period	$24.74	$24.80	$25.88	$26.57	$21.60

Total return A	2.29%	6.70%	7.31%	32.73%	12.57%

Ratios and supplemental data:
Net assets, end of period	$25,818,864	$18,600,679	$18,102,557	$16,292,016	$1,619,305
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.88%	0.88%	0.89%	0.86%	1.32%
Expenses, net of reimbursements or recoupments	0.88%	0.89%	0.89%	0.89%	0.96%
Net investment income, before expense reimbursements or recoupments	0.25%	0.26%	0.14%	0.24%	0.07%
Net investment income, net of reimbursements or recoupments	0.25%	0.25%	0.13%	0.21%	0.43%
Portfolio turnover rate	34%	24%	27%	29%	18%

	Y Class
	Year Ended December 31,				March 23B to
					December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.66	$25.79	$26.53	$21.59	$23.00

Income from investment operations:
Net investment income (loss)	0.03	(0.02)	(0.02)	0.02	0.09
Net gains (losses) on securities (both realized and unrealized)	0.52	1.70	1.94	6.98	(0.26)

Total income (loss) from investment operations	0.55	1.68	1.92	7.00	(0.17)

Less distributions:
Dividends from net investment income	—	—	—	0.00	(0.06)
Distributions from net realized gains	(0.64)	(2.81)	(2.66)	(2.06)	(1.18)

Total distributions	(0.64)	(2.81)	(2.66)	(2.06)	(1.24)

Net asset value, end of period	$24.57	$24.66	$25.79	$26.53	$21.59

Total return A	2.18%	6.53%	7.13%	32.59%	(0.79	)%C

Ratios and supplemental data:
Net assets, end of period	$405,410	$333,682	$74,361	$78,575	$23,113
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.98%	1.08%	1.11%	0.97%	10.18	%D
Expenses, net of reimbursements or recoupments	0.98%	1.02%	1.08%	0.99%	0.98	%D
Net investment income (loss), before expense reimbursements or recoupments	0.14%	0.00%	(0.10)%	0.15%	(8.77	)%D
Net investment income (loss), net of reimbursements or recoupments	0.14%	0.06%	(0.06)%	0.12%	0.43	%D
Portfolio turnover rate	34%	24%	27%	29%	18	%E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Commencement of operations.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from March 23, 2012 to December 31, 2012, and is not annualized.

38

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.38	$25.57	$26.36	$21.52	$20.24

Income from investment operations:
Net investment income (loss)	(0.05)	(0.02)	(0.04)	(0.05)	0.02
Net gains (losses) on securities (both realized and unrealized)	0.52	1.64	1.91	6.95	2.45

Total income (loss) from investment operations	0.47	1.62	1.87	6.90	2.47

Less distributions:
Dividends from net investment income	—	—	—	0.00	(0.01)
Distributions from net realized gains	(0.64)	(2.81)	(2.66)	(2.06)	(1.18)

Total distributions	(0.64)	(2.81)	(2.66)	(2.06)	(1.19)

Net asset value, end of period	$24.21	$24.38	$25.57	$26.36	$21.52

Total return A	1.87%	6.35%	6.99%	32.21%	12.18%

Ratios and supplemental data:
Net assets, end of period	$68,905,910	$78,921,674	$81,153,971	$77,426,294	$66,567,656
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.26%	1.24%	1.15%	1.26%	1.44%
Expenses, net of reimbursements or recoupments	1.26%	1.24%	1.21%	1.27%	1.29%
Net investment (loss), before expense reimbursements or recoupments	(0.14)%	(0.10)%	(0.13)%	(0.17)%	(0.08)%
Net investment income (loss), net of reimbursements or recoupments	(0.14)%	(0.10)%	(0.19)%	(0.18)%	0.07%
Portfolio turnover rate	34%	24%	27%	29%	18%

	A Class
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.17	$25.39	$26.22	$21.43	$20.23

Income from investment operations:
Net investment income (loss)	(0.04)	0.00	(0.08)	(0.03)	0.03
Net gains (losses) on securities (both realized and unrealized)	0.50	1.59	1.91	6.88	2.41

Total income (loss) from investment operations	0.46	1.59	1.83	6.85	2.44

Less distributions:
Dividends from net investment income	—	—	—	0.00	(0.06)
Distributions from net realized gains	(0.64)	(2.81)	(2.66)	(2.06)	(1.18)

Total distributions	(0.64)	(2.81)	(2.66)	(2.06)	(1.24)

Net asset value, end of period	$23.99	$24.17	$25.39	$26.22	$21.43

Total return A	1.85%	6.28%	6.88%	32.11%	11.99%

Ratios and supplemental data:
Net assets, end of period	$1,327,798	$1,271,340	$1,011,971	$1,028,434	$466,796
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.30%	1.29%	1.35%	1.40%	2.73%
Expenses, net of reimbursements or recoupments	1.30%	1.29%	1.34%	1.39%	1.38%
Net investment (loss), before expense reimbursements or recoupments	(0.16)%	(0.15)%	(0.32)%	(0.28)%	(0.97)%
Net investment income (loss), net of reimbursements or recoupments	(0.16)%	(0.15)%	(0.31)%	(0.27)%	0.37%
Portfolio turnover rate	34%	24%	27%	29%	18%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

39

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
		Year Ended December 31,			March 23A to December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$23.30	$24.75	$25.82	$21.29	$22.90

Income from investment operations:
Net investment income (loss)	(1.04)	(0.04)	(0.36)	(0.17)	0.01
Net gains (losses) on securities (both realized and unrealized)	1.31	1.40	1.95	6.76	(0.38)

Total income (loss) from investment operations	0.27	1.36	1.59	6.59	(0.37)

Less distributions:
Dividends from net investment income	—	—	—	0.00	(0.06)
Distributions from net realized gains	(0.64)	(2.81)	(2.66)	(2.06)	(1.18)

Total distributions	(0.64)	(2.81)	(2.66)	(2.06)	(1.24)

Net asset value, end of period	$22.93	$23.30	$24.75	$25.82	$21.29

Total return B	1.10%	5.51%	6.05%	31.10%	(1.65	)%C

Ratios and supplemental data:
Net assets, end of period	$341,842	$757,411	$592,178	$702,642	$281,415
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.07%	2.05%	2.10%	2.15%	6.17	%D
Expenses, net of reimbursements or recoupments	2.04%	2.04%	2.09%	2.14%	2.12	%D
Net investment (loss), before expense reimbursements or recoupments	(0.95)%	(0.91)%	(1.07)%	(1.04)%	(3.85	)%D
Net investment income (loss), net of reimbursements or recoupments	(0.92)%	(0.90)%	(1.07)%	(1.03)%	0.20	%D
Portfolio turnover rate	34%	24%	27%	29%	18	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from March 23, 2012 to December 31, 2012, and is not annualized.

40

American Beacon FundsSM

Federal Tax Information

December 31, 2016 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distribution for the taxable year ended December 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Bahl & Gaynor Small Cap Growth Fund	Holland Large Cap Growth Fund
Corporate Dividends Received Deduction	91.98%	93.53%
Qualified Dividend Income	100.00%	0.00%

The Bahl & Gaynor Small Cap Growth Fund designated $1,534 as long-term capital gains distributions and the Holland Large Cap Growth Fund designated $2,467,327 as long-term capital gains distributions for the year ended December 31, 2016.

Shareholders received notification in January 2017 of the appropriate tax information necessary to prepare their 2016 income tax return.

41

American Beacon FundsSM

Additional Fund Information

December 31, 2016 (Unaudited)

American Beacon Advisors, Inc. (“American Beacon”) is a wholly-owned subsidiary of Astro AB Borrower, Inc. (“Borrower”). On January 31, 2017, the Board of Borrower and its sole shareholder, Astro AB Acquisition (“Acquisition”), approved an amendment to Borrower’s Certificate of Incorporation to change the name of Borrower to Resolute Investment Managers, Inc. Simultaneously with the name change of Borrower, the shareholders and the Boards of each of American Beacon’s indirect owners approved similar name changes, as follows: Astro AB Holdings, LLC (“Holdings”) became Resolute Investment Holdings, LLC; Astro AB Topco, Inc. became Resolute Topco, Inc.; and Astro AB Acquisition, Inc. became Resolute Acquisition, Inc. Amendments to each of the entities’ Articles of Incorporation, or, in the case of Holdings, the Certificate of Formation, were filed with the Delaware Secretary of State.

A summary of the name changes for the Astro Entities is set forth below:

Astro AB Holdings, LLC - Resolute Investment Holdings, LLC

Astro AB Topco, Inc. - Resolute Topco, Inc.

Astro AB Acquisiton, Inc. - Resolute Acquisiton, Inc.

Astro AB Borrower, Inc. - Resolute Investment Managers, Inc.

42

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removal resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Josephe B. Armes (54)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003- 2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008- 2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

43

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

TRUSTEES (CONT.)	Term

M. Dunning (74)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard M. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004- 2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (71) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001- 2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene. L. Needles, Jr. (62)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015- Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008- 2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (46)	VP since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

44

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Present); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

One Year

Terri L. McKinney (53)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.;Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (50)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)

Teresa A. Oxford (58)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

45

American Beacon FundsSM

Privacy Policy

December 31, 2016 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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48

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www. sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN	TRANSFER AGENT	INDEPENDENT REGISTERED	DISTRIBUTOR
State Street Bank and Trust	Boston Financial Data Services	PUBLIC ACCOUNTING FIRM Ernst & Young LLP	Foreside Fund Services, LLC
Boston, Massachusetts	Kansas City, Missouri	Dallas, Texas	Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bahl & Gaynor Small Cap Growth and American Beacon Holland Large Cap Growth Funds are service marks of American Beacon Advisors, Inc.

AR 12/16

American Beacon®
FUNDS

2016 ANNUAL REPORT

December 31, 2016

BRIDGEWAY LARGE CAP GROWTH FUND

BRIDGEWAY LARGE CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BRIDGEWAY LARGE CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

BRIDGEWAY LARGE CAP VALUE FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2016

President’s Message

Dear Shareholders,

During the 12-month period ended December 31, 2016, China’s slowing growth escalated concerns for global markets, and many of the world’s central banks – the Federal Reserve (the “Fed”) included – responded by either continuing or expanding their economic stimulation policies. In the first half of 2016, international stocks declined while U.S. and emerging-market stocks made modest gains. Falling global interest rates supported bond returns during the period.

On June 24, 2016, the U.K. announced that the Brexit referendum to leave the European Union passed with a 52% majority vote, further shaking up global markets. By the end of that month, however, the U.S. stock market and some global markets had rebounded to near pre-Brexit levels as investors took opportunistic risks following the historic vote. After Theresa May’s succession as the U.K.’s prime minister on July 13, 2016, many central banks put their Brexit concerns on hold and turned their attention to their own economies.

In the weeks ahead of the U.S. presidential election on November 8, 2016, uncertainty about the outcome caused many investors to stay on the sidelines. Some investors questioned whether the election’s result would have negative consequences for their portfolios, but elections rarely have a lasting effect on the market. Historically speaking, from August 1 to October 31 during 19 of the last 22 election years – or approximately 86% of the time – the S&P 500 rallied for an average gain of approximately 6%.

On December 14, 2016, the Fed announced that it increased short-term interest rates by 0.25% to a range of 0.50% and 0.75%, signifying the Federal Open Market Committee’s confidence in an improving economy. It was the second rate increase in a decade; the first rate increase occurred in December 2015.

Although U.S. bonds and international investments largely declined in fourth quarter, domestic stocks reached new highs by the end of 2016. Markets responded positively to aspects of the incoming administration’s proposed plans for economic growth; i.e., repatriating jobs from overseas, relaxing regulations, lowering taxes and increasing infrastructure spending. For the year, the Dow Jones Industrial Average gained 16.50%, the S&P 500 Index gained 11.96% and the Nasdaq Composite gained 7.5%.

For the 12 months ended December 31, 2016:

•	American Beacon Bridgeway Large Cap Growth Fund (Investor Class) returned 5.21%.

•	American Beacon Bridgeway Large Cap Value Fund (Investor Class) returned 15.81%.

American Beacon Advisors identifies and partners with experienced asset managers from across all asset classes to help protect our shareholders’ portfolios over the long term. We are proud to offer a variety of funds that allow investors to invest in the asset classes best aligned with their long-term goals.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

Domestic Equity Market Overview

December 31, 2016 (Unaudited)

Domestic equity markets came back with a roar from 2015’s modestly positive performance and continued the long-running, eight-year bull market. The S&P 500 Index, a broad measure of stock performance, was up 11.96%. The Russell 1000 Index, another largely followed market index, was up 12.05% for the year. Looking at the various Russell-style indexes for the year, small-cap stocks outpaced large- and mid-cap stocks and value stocks far outpaced growth stocks. In 2016, the markets continued to demonstrate that macroeconomic events such as the Brexit vote and uncertainty around the U.S. election can influence performance in the short term.

The first quarter of 2016 was marked by significant domestic equity market volatility with negative performance in January nearly matching positive performance in March (with flat performance in between). The month of January was highlighted by a broad market sell-off because of continued weakness in China’s economy despite a rebound by stocks at the end of the month. Healthier economic indicators in February kept the markets from entering correction territory, with most broad domestic equity markets ending the month close to flat. March was characterized by strong market performance led by job gains, a strengthening labor market, and some stability to oil prices. The Federal Reserve (the “Fed”) took a cautious tone following the Federal Open Market Committee (“FOMC”) meeting in March and held the federal funds rate steady. “Global economic and financial developments” were cited as reasons to keep the rate steady. To wit, the surprise move by the European Central Bank for further quantitative easing underscored weakness in Europe’s economy. The quarter ended with most domestic markets in modestly positive territory – the exceptions being the small-cap core/growth space.

The second quarter’s hot topics – Brexit and the lackluster May jobs report – did little to dampen the period’s positive momentum. The first two months of the quarter had positive returns that initially seemed to be threatened by the underwhelming May jobs report released in the first week of June. The weak report put the prospect of the Fed raising interest rates at the June meeting in doubt, which was later realized. Later in the month came the unexpected vote in the United Kingdom to leave the European Union, or Brexit. However, the domestic equity markets’ short-lived reaction to the Brexit vote was followed by a quick rebound and the month of June was relatively flat across most U.S. indexes. The second quarter ended with U.S. equity markets posting positive numbers across the board.

The third quarter was buoyed initially by lessening fear surrounding the Brexit vote and a significant positive revision to the June jobs report, but the Fed’s discussion of whether (and when) they should raise interest rates remained a key theme. This carried into August as U.S. markets were lifted by continued signs of job creation, wage growth and a lower unemployment rate. Gross domestic product (“GDP”) metrics for the period registered +3.5% annualized – the highest observation in two years. Meanwhile, international markets were mixed, particularly as growth in China continued to slow. Weaker markets in September recovered toward the end of month thanks in part to oil prices rising in the wake of OPEC’s announcement of a tentative agreement on production cutbacks. Despite that and concerns about inflation remaining below its target of 2%, the Fed indicated that the case for raising interest rates before the end of the year had strengthened, though they noted they would wait before doing so and continue monitoring the environment. Once again, U.S. equity markets had a positive quarter across the board and particularly in the small-cap space.

The fourth quarter began weakly in October due to the uncertainty of the fast-approaching U.S. presidential election and despite goods and services indicating an increase to real GDP during the same time period. In November, despite predictions of a sharp, negative response to the election results, the U.S. markets went on to achieve new highs later in the month. Notwithstanding generally positive market conditions, the Fed made no interest rate changes in November given the proximity of the FOMC’s meeting to the election. At that time, Federal Reserve Board Chair Janet Yellen foreshadowed a potential rate increase, saying the timing could be appropriate “relatively soon.” On December 14, the Fed met and voted to increase interest rates by 0.25% – the first time in 2016 and only the second time in the past 12 months. As another positive note, consumer confidence rose during the month of December to its highest level in more than 15 years. The fourth quarter was a good period for the U.S. equity markets – especially small-cap stocks and value stocks, which significantly outpaced their large and growth counterparts – and wrapped a big bow around the end of a year that seemed surprising (i.e., U.S. markets leading globally).

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2016 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Growth Fund (the “Fund”) returned 7.90% for the six months ended December 31, 2016, the Fund’s new fiscal year-end. The Fund outperformed the Russell 1000® Growth Index (the “Index”) return of 5.64% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2006 through 12/31/2016

Total Returns for the Period Ended December 31, 2016

	Ticker	6 Months	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2006- 12/31/2016
Institutional Class (1,7)	BRLGX	8.15%	5.60%	9.09%	15.66%	7.53%	$20,676
Y Class (1,2,7)	BLYYX	8.06%	5.51%	9.06%	15.64%	7.53%	$20,660
Investor Class (1,3,7)	BLYPX	7.90%	5.21%	8.96%	15.58%	7.50%	$20,601
A without Sales Charge (1,4,7)	BLYAX	7.89%	5.26%	8.98%	15.59%	7.50%	$20,609
A with Sales Charge (1,4,7)	BLYAX	1.68%	-0.79%	6.84%	14.22%	6.87%	$19,425
C without Sales Charge (1,5,7)	BLYCX	7.43%	4.49%	8.71%	15.42%	7.42%	$20,458
C with Sales Charge (1,5,7)	BLYCX	6.43%	3.49%	8.71%	15.42%	7.42%	$20,458

Russell 1000 Growth Index (6)		5.64%	7.08%	8.55%	14.50%	8.33%	$22,266

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www. americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/06 up to 2/5/16, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/06.

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2016 (Unaudited)

3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/06 up to 2/5/16, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/06.

4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/06 through 2/5/16, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/06. A Class shares have a maximum sales charge of 5.75%.

5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/06 through 2/5/16, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/06. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

6.	The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.

7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.00%, 1.10%, 1.37%, 1.40%, and 2.15%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index for the six-month period entirely due to stock selection as sector allocation detracted value relative to the Index.

Most of the Fund’s excess performance related to security selection was attributed to holdings in the Industrials, Information Technology and Financials sectors. In the Industrials sector, United Continental (up 80.6%) and American Airlines Group (up 65.8%) were the largest contributors. Companies contributing to the Fund’s performance within the Information Technology sector included NVIDIA (up 129.8%), Micron Technology (up 57.5%) and CDW (up 30.7%). Reinsurance Group of America (up 32.3%) and Santander Consumer USA (up 33.6%) added relative value in the Financials sector.

The Fund’s underweight position in Information Technology, the second best performing sector in the Index, detracted from performance through sector allocation. An overweight in Consumer Staples, one of the poorer performing sectors, also detracted relative value.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
NVIDIA Corp.		2.5
Amazon.com, Inc.		2.1
Ulta Salon Cosmetics & Fragrance, Inc.		2.1
CDW Corp.		1.9
Aetna, Inc.		1.8
Lam Research Corp.		1.8
Lockheed Martin Corp.		1.7
UnitedHealth Group, Inc.		1.6
Edwards Lifesciences Corp.		1.5
Texas Instruments, Inc.		1.5
Total Fund Holdings	87

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2016 (Unaudited)

Sector Allocation (% Equities)
Information Technology	25.8
Consumer Discretionary	21.4
Health Care	17.4
Industrials	12.3
Consumer Staples	8.7
Financials	6.2
Energy	2.7
Materials	2.4
Real Estate	1.8
Telecommunication Services	1.3

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2016 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned 15.81% for the twelve months ended December 31, 2016. The Fund underperformed the Russell 1000® Value Index (the “Index”) return of 17.34% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2006 through 12/31/2016

Total Returns for the Period Ended December 31, 2016

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2006- 12/31/2016
Institutional Class (1,7)	BRLVX	16.24%	9.44%	16.35%	7.49%	$20,599
Y Class (1,2,7)	BWLYX	16.17%	9.40%	16.27%	7.46%	$20,530
Investor Class(1,3,7)	BWLIX	15.81%	9.11%	15.98%	7.32%	$20,276
A without Sales Charge (1,4,7)	BWLAX	15.79%	9.05%	15.87%	7.27%	$20,174
A with Sales Charge (1,4,7)	BWLAX	9.15%	6.92%	14.51%	6.64%	$19,015
C without Sales Charge (1,5,7)	BWLCX	14.91%	8.23%	15.06%	6.90%	$19,483
C with Sales Charge (1,5,7)	BWLCX	13.91%	8.23%	15.06%	6.90%	$19,483
Russell 1000 Value Index (6)		17.34%	8.59%	14.80%	5.72%	$17,445

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www. americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class was waived from 2008 through 2013 and recovered in 2014 and 2015. Performance prior to waiving fees was lower than the actual returns shown from 2008 through 2013.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/06 up to 2/3/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/06. A portion of the fees charged to the Y Class was waived in 2012 and partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012.

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2016 (Unaudited)

3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/06 up to 2/3/12, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/06. A portion of the fees charged to the Investor Class was waived in 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown in 2012.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/06 through 2/3/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/06. A portion of the fees charged to the A Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013. A Class shares have a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/06 through 2/3/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/06. A portion of the fees charged to the C Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
6.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.75%, 0.81%, 1.09%, 1.12%, and 1.87%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index entirely due to sector allocation as stock selection added value relative to the Index.

From a sector allocation perspective, the Fund’s overweight positions in the Consumer Discretionary and Consumer Staples sectors detracted from performance. An underweight in Energy, the second best performing sector in the Index, also detracted relative value. The Fund’s average underweight positions in the Utilities and Health Care sectors added relative value.

From a stock selection standpoint, the Fund’s Information Technology and Materials sectors added the most value relative to the Index. Within the Information Technology sector, NVIDIA (up 223.6%) contributed most to performance. The Fund’s smaller allocation versus the Index to Microsoft (down 4.9%) also positively impacted performance. In the Materials sector, Newmont Mining (up 87.0%) and Ashland (up 11.9%) were the largest contributors. The aforementioned good performance was somewhat offset by poor stock selection in the Energy sector. In the Energy sector, Tesoro (down 12.8%) detracted the most relative value. The Fund’s absence from Chevron, which was up 36.6% in the Index, also hurt performance.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Bank of America Corp.		1.6
Citigroup		1.6
General Electric Co.		1.5
Johnson & Johnson		1.5
Qualcomm, Inc.		1.5
Valero Energy Corp.		1.5
AT&T, Inc.		1.4
General Motors Co.		1.4
T-Mobile US, Inc.		1.3
United Continental Holdings, Inc.		1.3
Total Fund Holdings	100

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2016 (Unaudited)

Sector Allocation (% Equities)
Financials	24.7
Industrials	12.3
Consumer Discretionary	11.4
Energy	10.5
Information Technology	10.3
Health Care	9.7
Consumer Staples	7.7
Telecommunication Services	4.4
Materials	4.4
Utilities	3.8
Real Estate	0.8

American Beacon FundsSM

Expense Examples

December 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

December 31, 2016 (Unaudited)

Bridgeway Large Cap Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	7/1/2016	12/31/2016	7/1/2016-12/31/2016*
Institutional Class
Actual	$1,000.00	$1,081.48	$4.24
Hypothetical**	$1,000.00	$1,021.05	$4.11
Y Class
Actual	$1,000.00	$1,080.62	$4.76
Hypothetical**	$1,000.00	$1,020.55	$4.62
Investor Class
Actual	$1,000.00	$1,078.96	$6.22
Hypothetical**	$1,000.00	$1,019.18	$6.04
A Class
Actual	$1,000.00	$1,078.94	$6.32
Hypothetical**	$1,000.00	$1,019.04	$6.14
C Class
Actual	$1,000.00	$1,074.32	$10.22
Hypothetical**	$1,000.00	$1,015.30	$9.93

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.81%, 0.91%, 1.19%, 1.21% and 1.96% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

Bridgeway Large Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	7/1/2016	12/31/2016	7/1/2016-12/31/2016*
Institutional Class
Actual	$1,000.00	$1,108.84	$3.87
Hypothetical**	$1,000.00	$1,021.47	$3.71
Y Class
Actual	$1,000.00	$1,108.00	$4.24
Hypothetical**	$1,000.00	$1,021.10	$4.06
Investor Class
Actual	$1,000.00	$1,106.28	$5.72
Hypothetical**	$1,000.00	$1,019.71	$5.48
A Class
Actual	$1,000.00	$1,106.36	$5.93
Hypothetical**	$1,000.00	$1,019.52	$5.69
C Class
Actual	$1,000.00	$1,102.18	$9.83
Hypothetical**	$1,000.00	$1,015.77	$9.42

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.73%, 0.80%, 1.08%, 1.12% and 1.86% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

American Beacon Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (two of the funds constituting the American Beacon Funds) (collectively, the Funds), as of December 31, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund at December 31, 2016, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

February 28, 2017

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
COMMON STOCK—98.41%
CONSUMER DISCRETIONARY—21.09%
Auto Components—0.99%
Lear Corp.	10,100	$1,336,937

Hotels, Restaurants & Leisure—1.23%
Darden Restaurants, Inc.	22,800	1,658,016

Internet & Catalog Retail—2.06%
Amazon.com, Inc.A	3,700	2,774,519

Media—4.41%
Netflix, Inc.A	14,000	1,733,200
Nielsen Holdings PLCB	28,200	1,182,990
Omnicom Group, Inc.	15,800	1,344,738
Scripps Networks Interactive, Inc., Class A	23,800	1,698,606

		5,959,534

Multiline Retail—0.44%
Michael Kors Holdings Ltd.A	13,800	593,124

Specialty Retail—9.03%
AutoZone, Inc.A	2,400	1,895,496
Foot Locker, Inc.	26,900	1,906,941
Home Depot, Inc.	13,600	1,823,488
L Brands, Inc.	17,200	1,132,448
Lowe’s Cos., Inc.	10,100	718,312
O’Reilly Automotive, Inc.A	6,900	1,921,029
Ulta Salon Cosmetics & Fragrance, Inc.	11,000	2,804,340

		12,202,054

Textiles & Apparel—2.93%
NIKE, Inc., Class B	30,100	1,529,983
Skechers U.S.A., Inc., Class AA	55,100	1,354,358
Under Armour, Inc., Class AA	25,300	734,965
Under Armour, Inc., Class CA	13,379	336,749

		3,956,055

Total Consumer Discretionary		28,480,239

CONSUMER STAPLES—8.55%
Beverages—2.06%
Constellation Brands, Inc., Class A	10,200	1,563,762
PepsiCo, Inc.	11,600	1,213,708

		2,777,470

Food & Drug Retailing—2.65%
Kroger Co.	47,000	1,621,970
Sysco Corp.	35,500	1,965,635

		3,587,605

Food Products—2.04%
Hershey Co.	13,100	1,354,933
Kellogg Co.	18,900	1,393,119

		2,748,052

Household Products—1.36%
Clorox Co.	5,100	612,102
Colgate-Palmolive Co.	18,800	1,230,272

		1,842,374

See accompanying notes

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
CONSUMER STAPLES—8.55% (continued)
Personal Products—0.44%
Estee Lauder Cos., Inc., Class A	7,700	$588,973

Total Consumer Staples		11,544,474

ENERGY—2.61%
Oil & Gas—2.61%
Continental Resources, Inc.A	17,700	912,258
ONEOK, Inc.	29,000	1,664,890
Tesoro Corp.	10,900	953,205

Total Energy		3,530,353

FINANCIALS—6.06%
Diversified Financials—4.03%
Ally Financial, Inc.	81,500	1,550,130
Discover Financial Services	17,800	1,283,202
Jack Henry & Associates, Inc.	21,000	1,864,380
Santander Consumer USA Holdings, Inc.	54,600	737,100

		5,434,812

Insurance—2.03%
Lincoln National Corp.	25,100	1,663,377
Reinsurance Group of America, Inc.	8,600	1,082,138

		2,745,515

Total Financials		8,180,327

HEALTH CARE—17.12%
Biotechnology—3.44%
Gilead Sciences, Inc.	23,300	1,668,513
Ionis Pharmaceuticals, Inc.A	29,800	1,425,334
Mettler-Toledo International, Inc.A	3,700	1,548,672

		4,642,519

Health Care Equipment & Supplies—5.60%
Align Technology, Inc.A	12,900	1,240,077
DexCom, Inc.A	20,500	1,223,850
Edwards Lifesciences Corp.A	21,600	2,023,920
Idexx Laboratories, Inc.A	15,400	1,805,958
Intuitive Surgical, Inc.A	2,000	1,268,340

		7,562,145

Health Care Providers & Services—6.97%
Aetna, Inc.	19,600	2,430,596
Cardinal Health, Inc.	17,600	1,266,672
HCA Holdings, Inc.	18,700	1,384,174
Henry Schein, Inc.A	7,800	1,183,338
McKesson Corp.	7,100	997,195
UnitedHealth Group, Inc.	13,400	2,144,536

		9,406,511

Pharmaceuticals—1.11%
Johnson & Johnson	13,000	1,497,730

Total Health Care		23,108,905

INDUSTRIALS—12.09%
Aerospace & Defense—3.41%
Huntington Ingalls Industries, Inc.	7,600	1,399,844
Lockheed Martin Corp.	9,000	2,249,460

See accompanying notes

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
INDUSTRIALS—12.09% (continued)
Aerospace & Defense—3.41% (continued)
Spirit Aerosystems Holdings, Inc., Class A	16,300	$951,105

		4,600,409

Airlines—5.21%
American Airlines Group, Inc.	36,100	1,685,509
Delta Air Lines, Inc.	38,900	1,913,491
Southwest Airlines Co.	39,700	1,978,648
United Continental Holdings, Inc.	20,000	1,457,600

		7,035,248

Machinery—1.03%
Illinois Tool Works, Inc.	11,400	1,396,044

Rental Auto/Equipment—1.36%
United Rentals, Inc.A	17,400	1,837,092

Road & Rail—1.08%
Union Pacific Corp.	14,000	1,451,520

Total Industrials		16,320,313

INFORMATION TECHNOLOGY—25.40%
Communications—0.94%
Facebook, Inc., Class AA	11,000	1,265,550

Communications Equipment—2.67%
F5 Networks, Inc.A	12,800	1,852,416
Juniper Networks, Inc.	61,900	1,749,294

		3,601,710

Electronic Equipment & Instruments—2.48%
NVIDIA Corp.	31,400	3,351,636

Internet Software & Services—2.19%
Alphabet, Inc., Class CA	1,900	1,466,458
Zillow Group, Inc., Class CA	40,900	1,491,623

		2,958,081

IT Consulting & Services—6.42%
Accenture PLC, Class AB	9,500	1,112,735
Alliance Data Systems Corp.	2,900	662,650
Automatic Data Processing, Inc.	15,200	1,562,256
Broadridge Financial Solutions, Inc.	20,100	1,332,630
CDW Corp.	48,900	2,547,201
Fiserv, Inc.A	13,600	1,445,408

		8,662,880

Semiconductor Equipment & Products—7.25%
Lam Research Corp.	22,800	2,410,644
Micron Technology, Inc.A	73,300	1,606,736
Qualcomm, Inc.	27,500	1,793,000
Skyworks Solutions, Inc.	26,200	1,956,092
Texas Instruments, Inc.	27,800	2,028,566

		9,795,038

Software—3.45%
Cadence Design Systems, Inc.A	62,100	1,566,162
Electronic Arts, Inc.A	24,400	1,921,744

See accompanying notes

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
INFORMATION TECHNOLOGY—25.40% (continued)
Software—3.45% (continued)
Splunk, Inc.A	23,000	$1,176,450

		4,664,356

Total Information Technology		34,299,251

MATERIALS—2.37%
Chemicals—1.36%
LyondellBasell Industries N.V., Class A	21,300	1,827,114

Metals & Mining—1.01%
Southern Copper Corp.	42,800	1,367,032

Total Materials		3,194,146

REAL ESTATE—1.78%
Equity Real Estate Investment Trusts—1.78%
Digital Realty Trust, Inc.C	10,800	1,061,208
Public Storage, Inc.C	6,000	1,341,000

Total Real Estate		2,402,208

TELECOMMUNICATION SERVICES—1.34%
Wireless Telecommunication Services—1.34%
T-Mobile US, Inc.	31,500	1,811,565

Total Common Stock (Cost $120,290,811)		132,871,781

SHORT TERM INVESTMENTS—1.31% (Cost $1,766,715)
American Beacon U.S. Government Money Market Select Fund, Select ClassD	1,766,715	1,766,715

TOTAL INVESTMENTS—99.72% (Cost $122,057,526)		134,638,496
OTHER ASSETS, NET OF LIABILITIES—0.28%		380,849

TOTAL NET ASSETS—100.00%		$135,019,345

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	PLC—Public Limited Company.
C	REIT—Real Estate Investment Trust.
D	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on December 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	Long	18	March 2017	$2,012,580	$(1,282)

				$2,012,580	$(1,282)

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
COMMON STOCK—98.04%
CONSUMER DISCRETIONARY—11.21%
Auto Components—1.77%
Goodyear Tire & Rubber Co.	928,600	$28,665,882
Lear Corp.	304,700	40,333,139

		68,999,021

Automobiles—2.33%
Ford Motor Co.	2,983,940	36,195,192
General Motors Co.	1,574,480	54,854,883

		91,050,075

Hotels, Restaurants & Leisure—0.85%
Dick’s Sporting Goods, Inc.	625,900	33,235,290

Media—2.04%
Nielsen Holdings PLCA	703,200	29,499,240
Twenty-First Century Fox, Inc., Class A	1,793,200	50,281,328

		79,780,568

Multiline Retail—2.93%
Kohl’s Corp.	796,900	39,350,922
Macy’s, Inc.	895,600	32,071,436
Target Corp.	587,600	42,442,348

		113,864,706

Specialty Retail—1.29%
Best Buy Co., Inc.	1,180,800	50,384,736

Total Consumer Discretionary		437,314,396

CONSUMER STAPLES—7.50%
Beverages—1.27%
PepsiCo, Inc.	474,500	49,646,935

Food Products—3.38%
Aramark	899,300	32,122,996
Ingredion, Inc.	276,800	34,588,928
JM Smucker Co.	243,600	31,195,416
Kellogg Co.	462,300	34,076,133

		131,983,473

Household Products—2.85%
Clorox Co.	282,000	33,845,640
Colgate-Palmolive Co.	511,796	33,491,930
Procter & Gamble Co.	520,800	43,788,864

		111,126,434

Total Consumer Staples		292,756,842

ENERGY—10.27%
Energy Equipment & Services—1.07%
National Oilwell Varco, Inc.	1,115,700	41,771,808

Oil & Gas—9.20%
Antero Resources Corp.B	1,325,400	31,345,710
Chesapeake Energy Corp.B	6,893,900	48,395,178
Continental Resources, Inc.B	921,200	47,478,648
Kinder Morgan, Inc.	1,952,200	40,430,062
Marathon Oil Corp.	2,165,600	37,486,536
Marathon Petroleum Corp.	299,740	15,091,909
Tesoro Corp.	476,600	41,678,670
Valero Energy Corp.	858,900	58,680,048

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
ENERGY—10.27% (continued)
Oil & Gas—9.20% (continued)
Williams Cos., Inc.	1,229,000	$38,271,060

		358,857,821

Total Energy		400,629,629

FINANCIALS—24.20%
Banks—2.05%
CIT Group, Inc.	908,500	38,774,780
Fifth Third Bancorp	1,528,400	41,220,948

		79,995,728

Diversified Financials—7.78%
Ally Financial, Inc.	1,540,600	29,302,212
Bank of America Corp.	2,889,100	63,849,110
Capital One Financial Corp.	528,100	46,071,444
Citigroup, Inc.	1,041,500	61,896,345
CME Group, Inc.	311,600	35,943,060
Discover Financial Services	287,600	20,733,084
Morgan Stanley	1,083,500	45,777,875

		303,573,130

Insurance—14.37%
Aflac, Inc.	430,600	29,969,760
Allstate Corp.	476,800	35,340,416
American International Group, Inc.	678,400	44,306,304
Arch Capital Group Ltd.B	310,000	26,749,900
Berkshire Hathaway, Inc., Class BB	241,800	39,408,564
Cincinnati Financial Corp.	260,600	19,740,450
Everest Re Group Ltd.	171,500	37,112,600
Hartford Financial Services Group, Inc.	692,000	32,973,800
Lincoln National Corp.	711,000	47,117,970
Loews Corp.	706,200	33,071,346
MetLife, Inc.	557,700	30,054,453
Prudential Financial, Inc.	476,900	49,626,214
Travelers Cos., Inc.	301,800	36,946,356
Voya Financial, Inc.	1,061,600	41,635,952
WR Berkley Corp.	424,900	28,260,099
XL Group Ltd.	757,500	28,224,450

		560,538,634

Total Financials		944,107,492

HEALTH CARE—9.53%
Biotechnology—0.50%
United Therapeutics Corp.B	135,600	19,449,108

Health Care Equipment & Supplies—1.23%
Dentsply Sirona, Inc.	833,000	48,089,090

Health Care Providers & Services—5.51%
Aetna, Inc.	184,000	22,817,840
HCA Holdings, Inc.	616,500	45,633,330
Humana, Inc.	88,000	17,954,640
Quest Diagnostics, Inc.	546,800	50,250,920
UnitedHealth Group, Inc.	274,700	43,962,988
WellCare Health Plans, Inc.B	248,200	34,023,256

		214,642,974

Pharmaceuticals—2.29%
Johnson & Johnson	493,900	56,902,219

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
HEALTH CARE—9.53% (continued)
Pharmaceuticals—2.29% (continued)
Mallinckrodt PLCA B	653,500	$32,557,370

		89,459,589

Total Health Care		371,640,761

INDUSTRIALS—12.04%
Aerospace & Defense—2.71%
Northrop Grumman Corp.	164,900	38,352,442
Raytheon Co.	249,900	35,485,800
Spirit Aerosystems Holdings, Inc., Class A	549,200	32,045,820

		105,884,062

Airlines—2.74%
Delta Air Lines, Inc.	455,400	22,401,126
JetBlue Airways Corp.B	1,429,800	32,056,116
United Continental Holdings, Inc.	717,800	52,313,264

		106,770,506

Commercial Services & Supplies—1.02%
Republic Services, Inc.	697,400	39,786,670

Construction & Engineering—0.73%
Fluor Corp.	543,800	28,560,376

Industrial Conglomerates—2.32%
Carlisle Cos., Inc.	290,300	32,017,187
General Electric Co.	1,846,600	58,352,560

		90,369,747

Machinery—1.57%
Ingersoll-Rand PLCA	549,400	41,226,976
Xylem, Inc.	403,700	19,991,224

		61,218,200

Transportation & Logistics—0.95%
Norfolk Southern Corp.	344,700	37,251,729

Total Industrials		469,841,290

INFORMATION TECHNOLOGY—10.07%
Communications Equipment—1.98%
Corning, Inc.	1,964,000	47,666,280
Juniper Networks, Inc.	1,047,900	29,613,654

		77,279,934

Computers & Peripherals—1.07%
HP, Inc.	2,816,000	41,789,440

Electronic Equipment & Instruments—1.27%
NVIDIA Corp.	465,300	49,666,122

Office Electronics—0.98%
Xerox Corp.	4,389,800	38,322,954

Semiconductor Equipment & Products—3.57%
Applied Materials, Inc.	1,234,200	39,827,634
Lam Research Corp.	393,400	41,594,182
Qualcomm, Inc.	881,800	57,493,360

		138,915,176

Software—1.20%
Amdocs Ltd.	254,600	14,830,450

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
INFORMATION TECHNOLOGY—10.07% (continued)
Software—1.20% (continued)
CA, Inc.	1,012,100	$32,154,417

		46,984,867

Total Information Technology		392,958,493

MATERIALS—4.33%
Chemicals—2.02%
Dow Chemical Co.	569,700	32,598,234
LyondellBasell Industries N.V., Class A	538,600	46,201,108

		78,799,342

Metals & Mining—2.31%
Freeport-McMoRan Copper & Gold, Inc.B	3,125,500	41,225,345
Newmont Mining Corp.	1,439,800	49,053,986

		90,279,331

Total Materials		169,078,673

REAL ESTATE—0.78%
Equity Real Estate Investment Trusts—0.78%
Digital Realty Trust, Inc.C	308,400	30,303,384

TELECOMMUNICATION SERVICES—4.36%
Diversified Telecommunication Services—2.57%
AT&T, Inc.	1,244,749	52,939,175
CenturyLink, Inc.	1,985,000	47,203,300

		100,142,475

Wireless Telecommunication Services—1.79%
Sprint Corp.B	2,285,100	19,240,542
T-Mobile US, Inc.	882,100	50,729,571

		69,970,113

Total Telecommunication Services		170,112,588

UTILITIES—3.75%
Electric—1.76%
CMS Energy Corp.	845,900	35,206,358
Exelon Corp.	937,800	33,282,522

		68,488,880

Gas—1.25%
Sempra Energy	484,600	48,770,144

Multi-Utilities—0.74%
SCANA Corp.	395,100	28,952,929

Total Utilities		146,211,953

Total Common Stock (Cost $3,405,323,741)		3,824,955,501

SHORT-TERM INVESTMENTS—2.43% (Cost $94,937,593)
American Beacon U.S. Government Money Market Select Fund, Select ClassD	94,937,593	94,937,593

TOTAL INVESTMENTS—100.47% (Cost $3,500,261,334)		3,919,893,094
LIABILITIES, NET OF OTHER ASSETS—(0.47%)		(18,204,534)

TOTAL NET ASSETS—100.00%		$3,901,688,560

Percentages are stated as a percent of net assets.

A	PLC—Public Limited Company.
B	Non-income producing security.
C	REIT—Real Estate Investment Trust.
D	The Fund is affiliated by having the same investment advisor.

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2016

Futures Contracts Open on December 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	Long	388	March 2017	$43,382,280	$(227,682)

				$43,382,280	$(227,682)

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2016

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value A	$132,871,781	$3,824,955,501
Investments in affiliated securities, at fair value B	1,766,715	94,937,593
Foreign currency, at fair value	—	219,760
Deposit with brokers for futures contracts	22,951	2,352,148
Dividends and interest receivable	79,718	5,660,689
Receivable for investments sold	3,984,859	—
Receivable for fund shares sold	69,660	36,378,315
Receivable for expense reimbursement (Note 2)	57,765	—
Prepaid expenses	37,022	123,240

Total assets	138,890,471	3,964,627,246

Liabilities:
Payable for investments purchased	3,468,868	50,296,780
Payable for fund shares redeemed	228,679	9,253,242
Payable for variation margin from open futures contracts	1,245	226,882
Management and investment advisory fees payable	83,343	2,217,027
Administrative service and service fees payable	331	686,298
Transfer agent fees payable	17,991	61,165
Custody and fund accounting fees payable	3,004	46,554
Professional fees payable	35,733	52,459
Trustee fees payable	8	211
Payable for prospectus and shareholder reports	5,462	73,630
Other liabilities	26,462	24,438

Total liabilities	3,871,126	62,938,686

Net Assets	$135,019,345	$3,901,688,560

Analysis of Net Assets:
Paid-in-capital	$130,364,952	$3,434,966,047
Undistributed (overdistribution of) net investment income	4,804	257,260
Accumulated net realized gain (loss)	(7,930,099)	47,061,175
Unrealized appreciation of investments	12,580,970	419,631,760
Unrealized (depreciation) of futures contracts	(1,282)	(227,682)

Net assets	$135,019,345	$3,901,688,560

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	5,461,791	45,444,458

Y Class	27,385	33,824,587

Investor Class	16,401	61,070,812

A Class	5,565	5,907,805

C Class	7,263	3,974,854

Net assets:
Institutional Class	$133,638,400	$1,185,013,905

Y Class	$669,530	$879,852,983

Investor Class	$399,798	$1,583,853,257

A Class	$135,710	$152,520,884

C Class	$175,907	$100,447,531

Net asset value, offering and redemption price per share:
Institutional Class	$24.47	$26.08

Y Class	$24.45	$26.01

Investor Class	$24.38	$25.93

A Class	$24.39	$25.82

A Class (offering price)	$25.88	$27.40

C Class	$24.22	$25.27

A Cost of investments in unaffiliated securities	$120,290,811	$3,405,323,741
B Cost of investments in affiliated securities	$1,766,715	$94,937,593

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the periods ended December 31, 2016

	Bridgeway Large Cap Growth Fund		Bridgeway Large Cap Value Fund
	Six Months Ended December 31, 2016	Year Ended June 30, 2016	Year Ended December 31, 2016
Investment income:
Dividend income from unaffiliated securities	$787,095	$1,769,680	$73,548,579
Dividend income from affiliated securities	3,113	956	126,346
Interest income	—	838	—
Income derived from securities lending	—	52,008	—

Total investment income	790,208	1,823,482	73,674,925

Expenses:
Management and investment advisory fees (Note 2)	519,411	767,695	16,349,786
Administrative service fees (Note 2):
Institutional Class A	—	142,277	1,181,127
Y Class	—	196	670,368
Investor Class	—	94	1,577,780
A Class	—	204	178,465
C Class	—	112	113,824
Transfer agent fees:
Institutional Class A	34,444	50,097	291,005
Y Class	53	3,398	21,760
Investor Class	370	3,582	49,277
A Class	49	3,396	23,358
C Class	49	3,396	10,321
Custody and fund accounting fees	9,712	72,179	236,405
Professional fees	67,524	69,911	141,027
Registration fees and expenses	48,726	71,654	239,592
Service fees (Note 2):
Institutional Class A	—	84,742	—
Y Class	308	115	571,089
Investor Class	304	123	4,716,686
A Class	121	130	215,089
C Class	148	97	136,955
Distribution fees (Note 2):
A Class	201	216	358,482
C Class	978	656	913,035
Prospectus and shareholder report expenses	16,857	35,581	275,903
Trustee fees	4,760	12,415	193,929
Other expenses	5,052	62,581	131,572

Total expenses	709,067	1,384,847	28,596,835

Net fees waived and expenses reimbursed (Note 2)	(146,138)	(103,417)	—

Net expenses	562,929	1,281,430	28,596,835

Net investment income	227,279	542,052	45,078,090

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	4,299,017	477,817	64,159,819
Futures contracts	34,720	22,964	6,825,813
Change in net unrealized appreciation (depreciation) of:
Investments	6,152,163	(8,627,925)	384,100,339
Futures contracts	(8,107)	6,825	(221,871)

Net gain (loss) from investments	10,477,793	(8,120,319)	454,864,100

Net increase (decrease) in net assets resulting from operations	$10,705,072	$(7,578,267)	$499,942,190

A	Formerly known as Class N

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Bridgeway Large Cap Growth Fund
	Six Months Ended December 31, 2016	Year Ended June 30, 2016	Year Ended June 30, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$227,279	$542,052	$678,230
Net realized gain (loss) from investments and futures contracts	4,333,737	500,781	7,237,893
Change in net unrealized appreciation (depreciation) of investments and futures contracts	6,144,056	(8,621,100)	1,817,428

Net increase (decrease) in net assets resulting from operations	10,705,072	(7,578,267)	9,733,551

Distributions to Shareholders:
Net investment income:
Institutional Class A	(860,039)	(775,100)	(330,018)
Y Class	(4,225)	—	—
Investor Class	(2,556)	—	—
A Class	(872)	—	—
C Class	(1,137)	—	—
Net realized gain from investments:
Institutional Class	—	—	—
Y Class	—	—	—
Investor Class	—	—	—
A Class	—	—	—
C Class	—	—	—

Net distributions to shareholders	(868,829)	(775,100)	(330,018)

Capital Share Transactions:
Proceeds from sales of shares	9,041,296	39,701,829	101,191,213
Reinvestment of dividends and distributions	841,538	753,120	316,957
Cost of shares redeemed	(22,099,149)	(51,195,470)	(10,761,992)

Net increase (decrease) in net assets from capital share transactions	(12,216,315)	(10,740,521)	90,746,178

Net increase (decrease) in net assets	(2,380,072)	(19,093,888)	100,149,711

Net Assets:
Beginning of period	137,399,417	156,493,305	56,343,594

End of Period *	$135,019,345	$137,399,417	$156,493,305

*Includes undistributed (overdistribution of) net investment income	$4,804	$305,886	$538,934

A	Formerly known as Class N.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Bridgeway Large Cap Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$45,078,090	$24,426,421
Net realized gain (loss) from investments and futures contracts	70,985,632	29,878,823
Change in net unrealized appreciation (depreciation) of investments and futures contracts	383,878,468	(85,627,871)

Net increase (decrease) in net assets resulting from operations	499,942,190	(31,322,807)

Distributions to Shareholders:
Net investment income:
Institutional Class	(15,314,069)	(8,276,518)
Y Class	(10,949,276)	(5,057,080)
Investor Class	(16,243,795)	(9,026,788)
A Class	(1,480,352)	(1,293,798)
C Class	(320,550)	(392,062)
Net realized gain from investments:
Institutional Class	(1,014,762)	(15,841,589)
Y Class	(761,516)	(9,510,165)
Investor Class	(1,387,328)	(23,035,277)
A Class	(137,125)	(3,477,855)
C Class	(91,127)	(2,016,062)
Return of capital:
Institutional Class	—	(76,243)
Y Class	—	(46,585)
Investor Class	—	(83,153)
A Class	—	(11,918)
C Class	—	(3,612)

Net distributions to shareholders	(47,699,900)	(78,148,705)

Capital Share Transactions:
Proceeds from sales of shares	2,035,885,045	1,721,211,070
Reinvestment of dividends and distributions	45,900,960	75,997,213
Cost of shares redeemed	(939,299,165)	(619,512,009)

Net increase (decrease) in net assets from capital share transactions	1,142,486,840	1,177,696,274

Net increase (decrease) in net assets	1,594,729,130	1,068,224,762

Net Assets:
Beginning of period	2,306,959,430	1,238,734,668

End of Period *	$3,901,688,560	$2,306,959,430

* Includes undistributed (overdistribution of) net investment income	$257,260	$—

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

1. Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of December 31, 2016, the Trust consists of twenty-six active series, two of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund. The remaining twenty-four active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Change in Fiscal Year End

On August 6, 2015, the Board of Trustees (“the Board”) approved a change in the fiscal year-end of the American Beacon Bridgeway Large Cap Growth Fund from June 30 to December 31 of each year. The first full cycle of the calendar year reporting will begin January 1, 2017. As a result of the change, the American Beacon Bridgeway Large Cap Growth Fund will have a December 2016 fiscal six month transition period, the results of which are reported in this Annual Report for the calendar year ended December 31, 2016.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors—sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors—sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors—sold directly through intermediary channels.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges, which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered an investment company and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services—Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Funds will normally be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds also designates earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain on the Funds’ Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

2. Transactions with Affiliates

Management Agreement

From January 1, 2016 to May 29, 2016 for the Bridgeway Large Cap Value Fund, the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager received from the Funds an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016, the Funds and the Manager entered a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Funds. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $5 billion, 0.325% of the next $5 billion, 0.30% of the next $10 billion, and 0.275% over $20 billion. The Funds also paid the unaffiliated investment advisors hired to direct investment activities of the Funds an annualized investment advisory fee based on a percentage of the Funds’ average daily assets. Management fees paid by the Funds during the year ended December 31, 2016 were as follows:

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Bridgeway Large Cap Growth	0.75%	$519,355	$276,416	$242,939
Bridgeway Large Cap Value	0.67%	16,318,786	9,441,964	6,876,822

Administration Agreement

From January 1, 2016 to May 29, 2016 for the Bridgeway Large Cap Value Fund, the Manager and the Trust were parties to an Administrative Agreement which obligated the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Board approval, have agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediaries average net assets in the Institutional Class on an annual basis.

For the year ended December 31, 2016, the sub-transfer agent fees, as included in “Transfer agent fees” in the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$21,757
Bridgeway Large Cap Value	234,564

As of December 31, 2016, the Fund owes the Manager the following reimbursement of sub-transfer agent fees, as included in “Transfer agent fees payable” in the Statements of Assets and Liabilities.

Fund	Reimbursement of Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$6,461
Bridgeway Large Cap Value	32,694

Investment in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees totaling 0.10% of its average daily net assets of the USG Select Fund. During the year ended December 31, 2016, the Manager earned $1,741 and $56,617 from Bridgeway Large Cap Growth and Bridgeway Large Cap Value Funds’ direct investments in the USG Select Fund.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the period from July 1, 2016 to December 31, 2016, the Bridgeway Large Cap Growth Fund borrowed on average $1,610,271 for 3 days at an average rate of 0.99% with interest charges of $130. These amounts are recorded as “Other expenses” in the Statements of Operations. During the year ended December 31, 2016, the Bridgeway Large Cap Value Fund did not use the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense caps. For the period ended December 31, 2016, the Manager waived or reimbursed expenses as follows:

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

		Expense Cap
Fund	Class	2/5/16 – 4/30/16	5/1/16 – 12/31/16	Reimbursed Expenses	(Recovered) Expenses	Expiration
Bridgeway Large Cap Growth	Institutional	0.81%	0.81%	$144,752	$—	2019
Bridgeway Large Cap Growth	Y	0.91%	0.91%	546	—	2019
Bridgeway Large Cap Growth	Investor	1.19%	1.19%	451	—	2019
Bridgeway Large Cap Growth	A	1.21%	1.21%	173	—	2019
Bridgeway Large Cap Growth	C	1.96%	1.96%	216	—	2019

Of these amounts, $57,765 is disclosed as a receivable from the Manager at December 31, 2016 for the Bridgeway Large Cap Growth Fund. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses listed above will expire in 2019. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely.

The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	$—	$91,941	$—	2019
Bridgeway Large Cap Value	76,230	—	—	2016

The Manager recovered expenses from various classes of the Bridgeway Large Cap Value Fund during the year ended December 31, 2016 as follows:

Fund	Class	Excess Expense Carryover	Expiration
Bridgeway Large Cap Value	Institutional	$76,230	2016

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period from July 1, 2016 to December 31, 2016, Foreside collected $378 for the Bridgeway Large Cap Growth Fund from the sale of Class A shares. During the year ended December 31, 2016, Foreside collected $48,963 for the Bridgeway Large Cap Value Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2016, CDSC fees of $974 were collected for the Class A Shares of the Bridgeway Large Cap Value Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2016, CDSC fees of $21,378 were collected for the Class C Shares of the Bridgeway Large Cap Value Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust and the American Beacon Select Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 as they are valued using observable inputs.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of December 31, 2016, the investments were classified as described below:

Bridgeway Large Cap Growth Fund(1)	Level 1	Level 2	Level 3	Total
Common Stock	$132,871,781	$—	$—	$132,871,781
Short-Term Investments—Money Market Funds	1,766,715	—		1,766,715

Total Investments in Securities	$134,638,496	$—	$—	$134,638,496

Financial Derivative Instruments—Liabilities
Futures Contracts	$(1,282)	$—	$—	$(1,282)

Total Other Financial Instruments	$(1,282)	$—	$	$(1,282)

Bridgeway Large Cap Value Fund(1)	Level 1	Level 2	Level 3	Total
Common Stock	$3,824,955,501	$—	$—	$3,824,955,501
Short-Term Investments—Money Market Funds	94,937,593	—	—	94,937,593

Total Investments in Securities	$3,919,893,094	$—	$—	$3,919,893,094

Financial Derivative Instruments—Liabilities
Futures Contracts	$(227,682)	$—	$—	$(227,682)

Total Other Financial Instruments	$(227,682)	$—	$—	$(227,682)

(1)	Refer to the Schedule of Investments for industry information.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels the Funds’ assets and liabilities. During the year ended December 31, 2016, there were no transfers between levels.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, exchange-traded funds, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the periods ended December 31, 2016, the Funds entered into futures contracts primarily for exposing cash to markets.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

The Funds’ average futures contracts outstanding fluctuate throughout the period as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Periods ended December 31, 2016
Bridgeway Large Cap Growth	19
Bridgeway Large Cap Value	537

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure(1)(2):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of December 31, 2016:

Statement of Assets and Liabilities:	Derivatives	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Payable for variation margin from open futures contracts	Equity Contracts	$(1,282)	$(227,682)

The effect of financial derivative instruments not accounted for as hedging instruments during the period ended December 31, 2016:

Statement of Operations:
Net realized gain (loss) from futures contracts	Equity Contracts	$34,720	$6,825,813
Change in net unrealized appreciation (depreciation) of futures contracts	Equity Contracts	(8,107)	(221,871)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments Footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Allocation Risk

The sub-advisor’s judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund’s performance.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common Stock

The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

Preferred Stock

Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Convertible Securities

Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value.

REITs

Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Depositary Receipts

Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risk that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Growth Companies Risk

Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Mid-Capitalization Companies Risk

Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. These companies may also have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. The securities of these companies may lack sufficient market liquidity, and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Model and Data Risk

Models and data are used to screen potential investments for the Funds. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Funds to potential risks. Some of the models used by the sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invest in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Redemption Risk

The Funds may experience periods of high levels of redemptions that could cause the Funds to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Funds to have to distribute substantial capital gains.

Risk of Programming and Modeling Error

The success of the sub-advisor’s investment strategy depends largely on the effectiveness of its quantitative research models and investment programs. The programs may not react as expected to market events resulting in losses for the Funds. Additionally, programs may become outdated or experience malfunctions which may not be identified by the sub-advisor and therefore may also result in losses to the Funds.

Sector Risk

Sector risk is the risk associated with the Funds holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for the Funds may not perform to expectations. This could result in the Funds’ underperformance compared to other funds with similar investment objectives.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. While the Funds’ investments in value stocks may limit its downside risk over time the Funds may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Funds’ value style could cause the Funds to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, which provides for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of December 31, 2016.

Bridgeway Large Cap Growth Fund

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2016:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts(1)	$(1,282)	$—	$(1,282)

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of December 31, 2016:

		Gross Amounts Offset in the Statements of Assets and Liabilities
Counterparty	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.(1)	$(1,282)	$—	$—	$(1,282)

Bridgeway Large Cap Value Fund

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2016:

Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts(1)	$(227,682)	$—	$(227,682)

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of December 31, 2016:

		Gross Amounts Offset in the Statements of Assets and Liabilities
Counterparty	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.(1)	$(227,682)	$—	$—	$(227,682)

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ending June 30, 2013, 2014, 2015, and the short period ending December 31, 2016 for Bridgeway Large Cap Growth Fund, and the tax years in the four year period ended December 31, 2016 for Bridgeway Large Cap Value Fund remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

The tax character of distributions paid are as follows:

	Bridgeway Large Cap Growth Fund			Bridgeway Large Cap Value Fund
	Six Months Ended December 31, 2016	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Distributions paid from:
Ordinary Income*
Institutional Class	$860,039	$775,100	$330,018	$16,192,058	$8,276,518
Y Class	4,225	—	—	11,608,153	5,057,080
Investor Class	2,556	—	—	17,444,134	9,027,288
A Class	872	—	—	1,598,995	1,293,798
C Class	1,137	—	—	399,395	392,062
Long-term capital gains
Institutional Class	—	—	—	136,773	15,841,589
Y Class	—	—	—	102,639	9,510,165
Investor Class	—	—	—	186,988	23,034,777
A Class	—	—	—	18,482	3,477,855
C Class	—	—	—	12,283	2,016,062
Return of capital
Institutional Class	—	—	—	—	76,243
Y Class	—	—	—	—	46,585
Investor Class	—	—	—	—	83,153
A Class	—	—	—	—	11,918
C Class	—	—	—	—	3,612

Total distributions paid	$868,829	$775,100	$330,018	$47,699,900	$78,148,705

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of December 31, 2016, the components of distributable earnings (deficits) on a tax basis were as follows:

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Cost basis of investments for federal income tax purposes	$122,052,736	$3,500,125,932
Unrealized appreciation	18,012,666	472,638,581
Unrealized depreciation	(5,426,906)	(52,871,419)

Net unrealized appreciation (depreciation)	12,585,760	419,767,162
Undistributed ordinary income	—	4,622,478
Undistributed long-term capital gains	—	42,332,873
Accumulated capital and other losses	(7,931,367)	—
Other temporary differences	—	—

Distributable earnings (deficits)	$4,654,393	$466,722,513

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Accordingly, the following amounts represent current year permanent differences derived from the reclassifications of income from real estate investment securities and distributions in excess as of December 31, 2016:

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Paid-in-capital	$(341,521)	83,470
Undistributed (overdistribution of) net investment income	340,468	(512,788)
Accumulated net realized gain (loss)	1,053	429,318
Unrealized appreciation (depreciation) of investments in futures contracts	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RICMOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RICMOD, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. RICMOD requires that post enactment losses be utilized before pre-enactment net capital losses. For the period ended December 31, 2016, Bridgeway Large Cap Growth Fund has $7,931,367 in pre-RICMOD capital loss carryforwards expiring December 31, 2017. The Fund utilized $4,326,697 in pre-RICMOD capital loss carryforwards in the tax year ended December 31, 2016. The Bridgeway Large Cap Value Fund did not have capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments, excluding short-term obligations, for the periods ended December 31, 2016 are as follows:

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Purchases (excluding U.S. government securities)	$53,972,947	$2,803,516,484
Sales and Maturities (excluding U.S. government securities)	66,937,149	1,666,336,311

A summary of the Funds’ direct transactions in the USG Select Fund for the periods ended December 31, 2016 are as follows:

Fund	December 31, 2015 Shares/Fair Value	Purchases	Sales	December 31, 2016 Shares/Fair Value	Dividend Income
Bridgeway Large Cap Growth*	$—	$63,214,683	$61,447,968	$1,766,715	$3,113
Bridgeway Large Cap Value	—	1,881,582,292	1,786,644,699	94,937,593	126,345

*	For the period July 1, 2016—December 31, 2016.

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Six Months Ended December 31, 2016		Year Ended June 30, 2016		Year Ended June 30, 2015
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	347,029	$8,235,900	$1,664,057	$38,562,092	4,302,332	$101,191,213
Reinvestment of dividends	33,619	832,747	31,858	753,120	14,681	316,957
Shares redeemed	(911,246)	(21,647,448)	(2,302,986)	(50,942,698)	(464,212)	(10,761,992)

Net increase in shares outstanding	(530,598)	$(12,578,801)	$(607,071)	$(11,627,486)	3,852,801	$90,746,178

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

	Y Class
	Six Months Ended December 31, 2016		February 5 to June 30, 2016
	Shares	Amount	Shares	Amount
Bridgeway Large Cap Growth Fund
Shares sold	16,663	$391,005	19,831	$436,655
Reinvestment of dividends	171	4,225	—	—
Shares redeemed	(7,072)	(168,547)	(2,209)	(48,222)

Net increase in shares outstanding	9,762	$226,683	17,622	$388,433

	Investor Class
	Six Months Ended December 31, 2016		February 5 to June 30, 2016
	Shares	Amount	Shares	Amount
Bridgeway Large Cap Growth Fund
Shares sold	10,944	$261,573	7,575	$159,910
Reinvestment of dividends	103	2,557	—	—
Shares redeemed	(525)	(13,045)	(1,697)	(38,429)

Net increase in shares outstanding	10,522	$251,085	5,878	$121,481

	A Class
	Six Months Ended December 31, 2016		February 5 to June 30, 2016
	Shares	Amount	Shares	Amount
Bridgeway Large Cap Growth Fund
Shares sold	4,610	$109,611	14,372	$311,305
Reinvestment of dividends	35	872	—	—
Shares redeemed	(6,104)	(144,565)	(7,349)	(166,121)

Net increase (decrease) in shares outstanding	(1,459)	$(34,082)	7,023	$145,184

	C Class
	Six Months Ended December 31, 2016		February 5 to June 30, 2016
	Shares	Amount	Shares	Amount
Bridgeway Large Cap Growth Fund
Shares sold	1,783	$43,207	10,768	$231,867
Reinvestment of dividends	46	1,137	—	—
Shares redeemed	(5,334)	(125,544)	—	—

Net increase (decrease) in shares outstanding	(3,505)	$(81,200)	10,768	$231,867

	Institutional Class
	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount
Bridgeway Large Cap Value Fund
Shares sold	29,618,277	$702,728,158	20,824,174	$493,977,866
Reinvestment of dividends	587,707	15,521,344	1,049,686	23,859,356
Shares redeemed	(14,779,522)	(361,176,117)	(4,985,605)	(118,434,254)

Net increase in shares outstanding	15,426,462	$357,073,385	16,888,255	$399,402,968

	Y Class
	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount
Bridgeway Large Cap Value Fund
Shares sold	21,737,331	$518,148,202	16,260,519	$385,881,155
Reinvestment of dividends	418,386	11,024,436	608,298	13,790,118
Shares redeemed	(6,598,894)	(157,373,925)	(3,599,091)	(85,146,642)

Net increase in shares outstanding	15,556,823	$371,798,713	13,269,726	$314,524,631

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

	Investor Class
	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount
Bridgeway Large Cap Value Fund
Shares sold	31,217,772	$738,978,810	28,444,741	$676,886,643
Reinvestment of dividends	668,953	17,573,398	1,417,753	32,070,207
Shares redeemed	(14,003,271)	(332,412,565)	(14,803,456)	(351,505,642)

Net increase in shares outstanding	17,883,454	$424,139,643	15,059,038	$357,451,208

	A Class
	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount
Bridgeway Large Cap Value Fund
Shares sold	2,195,353	$51,983,617	4,372,806	$103,916,396
Reinvestment of dividends	55,177	1,442,871	192,767	4,339,181
Shares redeemed	(2,884,469)	(67,173,170)	(2,407,532)	(57,244,479)

Net increase (decrease) in shares outstanding	(633,939)	$(13,746,682)	2,158,041	$51,011,098

	C Class
	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount
Bridgeway Large Cap Value Fund
Shares sold	1,058,012	$24,046,258	2,607,078	$60,549,010
Reinvestment of dividends	13,238	338,911	87,867	1,938,351
Shares redeemed	(919,457)	(21,163,388)	(312,918)	(7,180,992)

Net increase in shares outstanding	151,793	$3,221,781	2,382,027	$55,306,369

10. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds financial statements through this date.

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class G
	Six Months Ended December 31, 2016		Year Ended June 30,
			2016	2015		2014		2013		2012
Net asset value, beginning of period	$22.77		$23.71	$20.51		$16.18		$13.33		$13.38

Income from investment operations:
Net investment income	0.04		0.07	0.17	E	0.13	E	0.16	E	0.09	E
Net gains (losses) on investments (both realized and unrealized)	1.82		(0.90)	3.14		4.29		2.88		(0.05)

Total income (loss) from investment operations	1.86		(0.83)	3.31		4.42		3.04		0.04

Less distributions:
Dividends from net investment income	(0.16)		(0.11)	(0.11)		(0.09)		(0.19)		(0.09)
Distributions from net realized gains	—		—	—		—		—		—

Total distributions	(0.16)		(0.11)	(0.11)		(0.09)		(0.19)		(0.09)

Net asset value, end of period	$24.47		$22.77	$23.71		$20.51		$16.18		$13.33

Total return A	8.15	%B	(3.52)%	16.19%		27.41	%H	23.06	%H	0.37	%H

Ratios and supplemental data:
Net assets, end of period	$133,638,400		$136,460,611	$156,493,513		$56,343,594		$47,966,566		$48,443,515
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.02	%D	0.89%	0.81%		0.87%		0.90%		0.92%
Expenses, net of reimbursements or recoupments	0.81	%D	0.83%	0.81%		0.84%		0.84%		0.84%
Net investment income, before reimbursements or recoupments	0.12	%D	0.30%	0.75%		0.70%		1.10%		0.74%
Net investment income, net of reimbursements or recoupments	0.33	%D	0.35%	0.75%		0.70%		1.10%		0.74%
Portfolio turnover rate	40	%B	100%	48%		74%		49%		55%

	Y Class				Investor Class
	Six Months Ended December 31, 2016		February 5C to June 30, 2016		Six Months Ended December 31, 2016		February 5C to June 30, 2016
Net asset value, beginning of period	$22.77		$20.46		$22.74		$20.46

Income from investment operations:
Net investment income (loss)	0.03		0.03		(0.01)		0.01
Net gains (losses) on investments (both realized and unrealized)	1.81		2.28		1.81		2.27

Total income (loss) from investment operations	1.84		2.31		1.80		2.28

Less distributions:
Dividends from net investment income	(0.16)		—		(0.16)		—
Distributions from net realized gains	—		—		—		—

Total distributions	(0.16)		—		(0.16)		—

Net asset value, end of period	$24.45		$22.77		$24.38		$22.74

Total return A	8.06	%B	11.29	%B	7.90	%B	11.14	%B

Ratios and supplemental data:
Net assets, end of period	$669,530		$401,220		$399,798		$133,696
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.09	%D	4.00	%D	1.55	%D	8.43	%D
Expenses, net of reimbursements or recoupments	0.91	%D	0.91	%D	1.19	%D	1.18	%D
Net investment income (loss), before reimbursements or recoupments	0.11	%D	(2.69	)%D	(0.35	)%D	(7.08	)%D
Net investment income, net of reimbursements or recoupments	0.28	%D	0.40	%D	0.02	%D	0.17	%D
Portfolio turnover rate	40	%B	100	%F	40	%B	100	%F

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Commencement of operations.
D	Annualized.
E	Per share amounts calculated based on the average daily shares outstanding during the period.
F	Portfolio turnover rate is for the period from February 5, 2016 to June 30, 2016.
G	Prior to the reorganization on February 5, 2016, the Institutional Class was known as Class N.
H	Total return would have been lower had various fees not been waived during the period.

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class				C Class
	Six Months Ended December 31, 2016		February 5 C to June 30, 2016		Six Months Ended December 31, 2016		February 5 C to June 30, 2016
Net asset value, beginning of period	$22.74		$20.46		$22.67		$20.46

Income from investment operations:
Net investment (loss)	0.00		0.00		(0.13)		(0.04)
Net gains (losses) on investments (both realized and unrealized)	1.81		2.28		1.84		2.25

Total income (loss) from investment operations	1.81		2.28		1.71		2.21

Less distributions:
Dividends from net investment income	(0.16)		—		(0.16)		—
Distributions from net realized gains	—		—		—		—

Total distributions	(0.16)		—		(0.16)		—

Net asset value, end of period	$24.39		$22.74		$24.22		$22.67

Total return A	7.94	%B	11.14	%B	7.52	%B	10.80	%B

Ratios and supplemental data:
Net assets, end of period	$135,710		$159,744		$175,907		$244,146
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.43	%D	5.25	% D	2.18	% D	7.33	% D
Expenses, net of reimbursements or recoupments	1.21	%D	1.21	% D	1.96	% D	1.96	% D
Net investment (loss), before reimbursements or recoupments	(0.26	)%D	(4.01	)%D	(1.04	)% D	(5.98	)%D
Net investment income (loss), net of reimbursements or recoupments	(0.05	)% D	0.02	% D	(0.81	)% D	(0.62	)%D
Portfolio turnover rate	40	%B	100	% F	40	%B	100	% F

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Commencement of operations.
D	Annualized.
E	Per share amounts calculated based on the average daily shares outstanding during the period.
F	Portfolio turnover rate is for the period from February 5, 2016 to June 30, 2016.
G	Prior to the reorganization on February 5, 2016, the Institutional Class was known as Class N.
H	Total return would have been lower had various fees not been waived during the period.

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,				Six Months Ended Dec. 31, 2012		Year Ended June 30, 2012
	2016	2015	2014	2013
Net asset value, beginning of period	$22.75	$23.89	$21.39	$15.85	$14.80		$14.62

Income from investment operations:
Net investment income	0.38	0.28	0.10	0.11	0.20		0.24
Net gains (losses) on investments (both realized and unrealized)	3.32	(0.58)	2.94	5.87	1.14		0.12

Total income (loss) from investment operations	3.70	(0.30)	3.04	5.98	1.34		0.36

Less distributions:
Dividends from net investment income	(0.35)	(0.29)	(0.17)	(0.11)	(0.29)		(0.18)
Distributions from net realized gains	(0.02)	(0.55)	(0.37)	(0.33)	—		—
Distributions from return of capital F	—	(0.00)	—	—	—		—

Total distributions	(0.37)	(0.84)	(0.54)	(0.44)	(0.29)		(0.18)

Net asset value, end of period	$26.08	$22.75	$23.89	$21.39	$15.85		$14.80

Total return A	16.24%	(1.23)%	14.18%	37.77%	9.04	%B	2.60%

Ratios and supplemental data:
Net assets, end of period	$1,185,013,905	$682,849,171	$313,660,568	$79,889,063	$26,669,248		$26,949,818
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.73%	0.75%	0.79%	1.01%	1.73	%C	1.30%
Expenses, net of reimbursements or recoupments	0.73%	0.79%	0.84%	0.84%	0.84	%C	0.82%
Net investment income, before reimbursements or recoupments	1.69%	1.61%	1.08%	0.98%	1.38	%C	1.17%
Net investment income, net of reimbursements or recoupments	1.69%	1.57%	1.04%	1.16%	2.27	%C	1.66%
Portfolio turnover rate	56%	43%	31%	38%	21%		36%

	Y Class
	Year Ended December 31,				Six Months Ended Dec. 31, 2012		February 3D to June 30, 2012
	2016	2015	2014	2013
Net asset value, beginning of period	$22.69	$23.84	$21.35	$15.84	$14.80		$14.46

Income from investment operations:
Net investment income	0.32	0.27	0.13	0.22	0.07		0.09
Net gains (losses) on investments (both realized and unrealized)	3.35	(0.57)	2.90	5.72	1.26		0.25

Total income (loss) from investment operations	3.67	(0.30)	3.03	5.94	1.33		0.34

Less distributions:
Dividends from net investment income	(0.33)	(0.30)	(0.17)	(0.10)	(0.29)		—
Distributions from net realized gains	(0.02)	(0.55)	(0.37)	(0.33)	—		—
Distributions from return of capital F	—	(0.00)	—	—	—		—

Total distributions	(0.35)	(0.85)	(0.54)	(0.43)	(0.29)		—

Net asset value, end of period	$26.01	$22.69	$23.84	$21.35	$15.84		$14.80

Total return A	16.17%	(1.26)%	14.15%	37.55%	8.98	%B	2.35	%B

Ratios and supplemental data:
Net assets, end of period	$879,852,983	$414,585,125	$119,162,044	$19,913,753	$36,331		$5,118
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.80%	0.81%	0.84%	0.93%	3.75	%C	144.38	%C
Expenses, net of reimbursements or recoupments	0.80%	0.81%	0.85%	0.94%	0.93	%C	0.94	%C
Net investment income (loss), before reimbursements or recoupments	1.63%	1.55%	1.03%	1.07%	(0.51	)%C	(141.90	)%C
Net investment income, net of reimbursements or recoupments	1.63%	1.55%	1.03%	1.06%	2.31	%C	1.54	%C
Portfolio turnover rate	56%	43%	31%	38%	21%		36	%E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Commencement of operations.
E	Portfolio turnover rate is for the period from July 1, 2011 to June 30, 2012.
F	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,				Six Months Ended Dec. 31, 2012		February 3A to June 30, 2012
	2016	2015	2014	2013
Net asset value, beginning of period	$22.64	$23.77	$21.28	$15.81	$14.78		$14.46

Income from investment operations:
Net investment income	0.27	0.25	0.14	0.21	0.12		0.03
Net gains (losses) on investments (both realized and unrealized)	3.31	(0.61)	2.82	5.68	1.19		0.29

Total income (loss) from investment operations	3.58	(0.36)	2.96	5.89	1.31		0.32

Less distributions:
Dividends from net investment income	(0.27)	(0.22)	(0.10)	(0.09)	(0.28)		—
Distributions from net realized gains	(0.02)	(0.55)	(0.37)	(0.33)	—		—
Distributions from return of capital F	—	(0.00)	—	—	—		—

Total distributions	(0.29)	(0.77)	(0.47)	(0.42)	(0.28)		—

Net asset value, end of period	$25.93	$22.64	$23.77	$21.28	$15.81		$14.78

Total return B	15.81%	(1.51)%	13.89%	37.28%	8.84	%C	2.21	%C

Ratios and supplemental data:
Net assets, end of period	$1,583,853,257	$977,719,149	$668,659,150	$274,113,476	$488,810		$215,000
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.08%	1.09%	1.11%	1.08%	2.26	%D	18.30	%D
Expenses, net of reimbursements or recoupments	1.08%	1.09%	1.11%	1.09%	1.21	%D	1.22	%D
Net investment income (loss), before reimbursements or recoupments	1.35%	1.28%	0.76%	0.95%	1.00	%D	(15.48	)%D
Net investment income, net of reimbursements or recoupments	1.35%	1.28%	0.76%	0.94%	2.05	%D	1.59	%D
Portfolio turnover rate	56%	43%	31%	38%	21	%C	36	%E

	A Class
	Year Ended December 31,				Six Months Ended Dec. 31, 2012		February 3A to June 30, 2012
	2016	2015	2014	2013
Net asset value, beginning of period	$22.53	$23.66	$21.22	$15.78	$14.77		$14.46

Income from investment operations:
Net investment income	0.32	0.27	0.09	0.19	0.15		0.01
Net gains (losses) on investments (both realized and unrealized)	3.24	(0.64)	2.84	5.64	1.15		0.30

Total income (loss) from investment operations	3.56	(0.37)	2.93	5.83	1.30		0.31

Less distributions:
Dividends from net investment income	(0.25)	(0.21)	(0.12)	(0.06)	(0.29)		—
Distributions from net realized gains	(0.02)	(0.55)	(0.37)	(0.33)	—		—
Distributions from return of capital F	—	(0.00)	—	—	—		—

Total distributions	(0.27)	(0.76)	(0.49)	(0.39)	(0.29)		—

Net asset value, end of period	$25.82	$22.53	$23.66	$21.22	$15.78		$14.77

Total return B	15.79%	(1.56)%	13.76%	37.01%	8.78	%C	2.14	%C

Ratios and supplemental data:
Net assets, end of period	$152,520,884	$147,394,607	$103,716,652	$31,300,069	$310,850		$275,860
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.12%	1.12%	1.19%	1.38%	2.21	%D	15.39	%D
Expenses, net of reimbursements or recoupments	1.12%	1.12%	1.21%	1.34%	1.33	%D	1.34	%D
Net investment income (loss), before reimbursements or recoupments	1.31%	1.25%	0.69%	0.61%	0.90	%D	(13.13	)%D
Net investment income, net of reimbursements or recoupments	1.31%	1.25%	0.67%	0.66%	1.78	%D	0.92	%D
Portfolio turnover rate	56%	43%	31%	38%	21	%C	36	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from July 1, 2011 to June 30, 2012.
F	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,				Six Months Ended Dec. 31, 2012		February 3A to June 30, 2012
	2016	2015	2014	2013
Net asset value, beginning of period	$22.08	$23.27	$21.00	$15.70	$14.73		$14.46

Income from investment operations:
Net investment income	0.13	0.13	0.02	0.18	0.09		0.02
Net gains (losses) on investments (both realized and unrealized)	3.16	(0.66)	2.69	5.47	1.17		0.25

Total income (loss) from investment operations	3.29	(0.53)	2.71	5.65	1.26		0.27

Less distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.07)	(0.02)	(0.29)		—
Distributions from net realized gains	(0.02)	(0.55)	(0.37)	(0.33)	—		—
Distributions from return of capital F	—	(0.00)	—	—	—		—

Total distributions	(0.10)	(0.66)	(0.44)	(0.35)	(0.29)		—

Net asset value, end of period	$25.27	$22.08	$23.27	$21.00	$15.70		$14.73

Total return B	14.91%	(2.27)%	12.88%	36.02%	8.54	%C	1.87	%C

Ratios and supplemental data:
Net assets, end of period	$100,447,531	$84,411,378	$33,536,254	$2,346,463	$19,948		$14,147

Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.86%	1.87%	1.92%	2.13%	6.81	%D	64.88	%D
Expenses, net of reimbursements or recoupments	1.86%	1.87%	1.94%	2.09%	1.77	%D	2.09	%D
Net investment income (loss), before reimbursements or recoupments	0.57%	0.48%	(0.05)%	(0.13)%	(3.55	)%D	(62.47	)%D
Net investment income (loss), net of reimbursements or recoupments	0.57%	0.48%	(0.08)%	(0.08)%	1.49	%D	0.32	%D
Portfolio turnover rate	56%	43%	31%	38%	21	% C	36	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from July 1, 2011 to June 30, 2012.
F	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

American Beacon FundsSM

Federal Tax Information

December 31, 2016 (Unaudited)

The Funds are required to provide to Shareholders certain tax information based upon the Fund’s income and distribution for the taxable year ended December 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Corporate Dividends Received Deduction	84.50%	100.00%
Qualified Dividend Income	92.30%	100.00%

The Bridgeway Large Cap Value Fund designated $457,165 as long-term capital gains distributions and $2,934,693 as short-term capital gain distributions for the year ended December 31, 2016.

Shareholders received notification in January 2017 of the appropriate tax information necessary to prepare their 2016 income tax return.

American Beacon FundsSM

Additional Fund Information

December 31, 2016 (Unaudited)

American Beacon Advisors, Inc. (“American Beacon”) is a wholly-owned subsidiary of Astro AB Borrower, Inc. (“Borrower”). On January 31, 2017, the Board of Borrower and its sole shareholder, Astro AB Acquisition (“Acquisition”), approved an amendment to Borrower’s Certificate of Incorporation to change the name of Borrower to Resolute Investment Managers, Inc. Simultaneously with the name change of Borrower, the shareholders and the Boards of each of American Beacon’s indirect owners approved similar name changes, as follows: Astro AB Holdings, LLC (“Holdings”) became Resolute Investment Holdings, LLC; Astro AB Topco, Inc. became Resolute Topco, Inc.; and Astro AB Acquisition, Inc. became Resolute Acquisition, Inc. Amendments to each of the entities’

Articles of Incorporation, or, in the case of Holdings, the Certificate of Formation, were filed with the Delaware Secretary of State.

A summary of the name changes for the Astro Entities is set forth below:

Astro AB Holdings, LLC—Resolute Investment Holdings, LLC

Astro AB Topco, Inc.—Resolute Topco, Inc.

Astro AB Acquisiton, Inc.—Resolute Acquisiton, Inc.

Astro AB Borrower, Inc.—Resolute Investment Managers, Inc.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES

Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

Term
NON-INTERESTED TRUSTEES

Lifetime of Trust until removal resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Josephe B. Armes (54)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003- 2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008- 2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Term
TRUSTEES (CONT.)

M. Dunning (74)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard M. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004- 2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (71) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001- 2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene. L. Needles, Jr. (62)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015- Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008- 2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (46)	VP since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Term
OFFICERS

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Present); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

One Year

Terri L. McKinney (53)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (50)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)

Teresa A. Oxford (58)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

American Beacon FundsSM

Privacy Policy

December 31, 2016 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Growth Fund, and American Beacon Bridgeway Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 12/16

American Beacon®
FUNDS

2016 ANNUAL REPORT

December 31, 2016

AHL MANAGED FUTURES STRATEGY FUND

IONIC STRATEGIC ARBITRAGE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

AHL MANAGED FUTURES STRATEGY FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund

IONIC STRATEGIC ARBITRAGE FUND

The Fund’s strategy of investing in a variety of arbitrage strategies entails certain risks including that the sub-advisor’s judgments about allocation between such strategies, as well as individual arbitrage opportunities, may not perform to expectations, resulting in the Fund’s underperformance or even losses versus other similar funds. Arbitrage is the simultaneous purchase and sale of an asset or assets to take advantage of a perceived pricing anomaly. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. The use of fixed-income securities, including convertible securities, entails interest rate and credit risks. In addition, the value of a convertible security could fluctuate based on the value of the underlying stock. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale. Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2016

President’s Message

Dear Shareholders,

During the 12-month period ended December 31, 2016, China’s slowing growth escalated concerns for global markets, and many of the world’s central banks – the Federal Reserve (the “Fed”) included – responded by either continuing or expanding their economic stimulation policies. In the first half of 2016, international stocks declined while U.S. and emerging-market stocks made modest gains. Falling global interest rates supported bond returns during the period.

On June 24, 2016, the U.K. announced that the Brexit referendum to leave the European Union passed with a 52% majority vote, further shaking up global markets. By the end of that month, however, the U.S. stock market and some global markets had rebounded to near pre-Brexit levels as investors took opportunistic risks following the historic vote. After Theresa May’s succession as the U.K.’s prime minister on July 13, 2016, many central banks put their Brexit concerns on hold and turned their attention to their own economies.

In the weeks ahead of the U.S. presidential election on November 8, 2016, uncertainty about the outcome caused many investors to stay on the sidelines. Some investors questioned whether the election’s result would have negative consequences for their portfolios, but elections rarely have a lasting effect on the market. Historically speaking, from August 1 to October 31 during 19 of the last 22 election years – or approximately 86% of the time – the S&P 500 rallied for an average gain of approximately 6%.

On December 14, 2016, the Fed announced that it increased short-term interest rates by 0.25% to a range of 0.50% and 0.75%, signifying the Federal Open Market Committee’s confidence in an improving economy. It was the second rate increase in a decade; the first rate increase occurred in December 2015

Although U.S. bonds and international investments largely declined in fourth quarter, domestic stocks reached new highs by the end of 2016. Markets responded positively to aspects of the incoming administration’s proposed plans for economic growth; i.e., repatriating jobs from overseas, relaxing regulations, lowering taxes and increasing infrastructure spending. For the year, the Dow Jones Industrial Average gained 16.50%, the S&P 500 Index gained 11.96% and the Nasdaq Composite gained 7.5%.

For the 12-month period ended December 31, 2016:

•	American Beacon AHL Managed Futures Strategy Fund (Investor Class) returned -0.67%.

•	American Beacon Ionic Strategic Arbitrage Fund (Investor Class) returned 0.98%.

American Beacon Advisors identifies and partners with experienced asset managers from across all asset classes to help protect our shareholders’ portfolios over the long term. We are proud to offer a variety of funds that allow investors to invest in the asset classes best aligned with their long-term goals.

Thank you for your continued investment in American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Alternative Investments

Market Overview

December 31, 2016 (Unaudited)

The year 2016 started on a weak note with an uncertain economic outlook, declining energy prices and volatile stock markets. The surprise Brexit vote only added to concern and central bankers responded with a concerted effort of support. Interest rates were held low, quantitative easing was maintained and investors were encouraged to take risk. The market response was apparent during the summer as the 10-year Treasury Note yield declined to a historic low of 1.4%, record amounts of sovereign bonds traded with negative yields and equity indexes were eerily stable. The S&P Volatility Index (the “VIX”) approached all-time lows and global currencies were lulled into a similar complacency.

By September, however, changes in investor and central bank sentiment were beginning to signal an inflection point. The European and Japanese central banks underwhelmed with their quantitative easing announcements, and the Federal Reserve (the “Fed”) began to broadcast its desire to raise interest rates. The prospects of higher interest rates, central-bank divergence and the looming U.S. election caused the S&P 500 Index to undergo a mild correction (down 4%) and the VIX to rise significantly.

On the morning of November 9, the investment landscape shifted dramatically as news of Donald Trump’s presidential election victory permeated the markets. In a matter of days, the yield on the 10-year Treasury Note rose to 2.2% and eventually peaked at 2.6%. The S&P 500 Index gained 10% and proceeded to reach record highs while the U.S. dollar rallied notably. The momentum affected many asset classes. For example, the JPMorgan Global High Yield Index ended the year with an 18% total return – a hurdle not reached since 2009.

Despite the large market moves, the VIX actually declined during this period. Consistent investor optimism allowed the markets to advance with relatively little volatility. By late December, the VIX was back near all-time lows.

Declining volatility and high correlation across asset classes proved difficult for relative-value investment strategies as hedge positions detracted from performance. Diverse and more specifically priced markets are a preferred backdrop. The directional markets, however, benefited momentum trading strategies as trends lengthened and low volatility enabled longer holding periods.

Mr. Trump’s election victory and the Fed’s steps toward tightening monetary policy indicate that a shift in philosophy has occurred. While the year ended with a familiar market response to central-bank-controlled economies, the policies that investors have come to rely on are likely to change.

2

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2016 (Unaudited)

The Investor Class of the American Beacon AHL Managed Futures Strategy Fund (the “Fund”) returned -0.67% for the twelve months ended December 31, 2016.

Comparison of Change in Value of a $10,000 Investment for the period from 8/19/2014 through 12/31/2016

Total Returns for the Period ended December 31, 2016

				Value of $10,000
			Since Inception	8/19/2014-
	Ticker	1 Year	(8/19/2014)	12/31/2016
Institutional Class (1,5)	AHLIX	-0.29%	4.83%	$11,084
Y Class (1,5)	AHLYX	-0.38%	4.70%	$11,054
Investor Class (1,5)	AHLPX	-0.67%	4.40%	$10,977
A without Sales Charge (1,2,5)	AHLAX	-0.67%	4.40%	$10,975
A with Sales Charge (1,2,5)	AHLAX	-6.41%	1.82%	$10,975
C without Sales Charge (1,3,5)	AHLCX	-1.45%	3.60%	$10,779
C with Sales Charge (1,3,5)	AHLCX	-2.45%	3.60%	$10,779
BofA Merril Lynch 3-Month Treasury Bill Index (4)		0.33%	0.16%	$10,011

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.
2.	A Class shares have a maximum sales charge of 5.75%.
3.	C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

3

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2016 (Unaudited)

4.	The BofA Merrill Lynch 3-Month Treasury Bill Index is designed to measure the total return on cash, including price and interest income, based on short- term government Treasury Bills of about 90-day maturity. One cannot directly invest in an index.
5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 2.26%, 2.29%, 2.41%, 2.56%, and 3.33%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During the period, Bonds were the best performing sector contributing approximately 3.6% to the Fund’s return. Short-Term Interest Rate positions also contributed positive returns of approximately 1.1%. The remaining sectors, including Energy, Metals, Currency, Stocks and Agriculturals, were negative.

In Bonds, the Fund was long during the first three quarters of the year as interest rates declined. The positions were then changed to shorts in the fourth quarter when rates started to rise. The consistent patterns during these two phases of the market allowed the Fund to generate profits. Ten-year Japanese and United Kingdom government bonds were the top contributors.

The Fund took similar long and short positions in the Short-Term Interest Rate markets, including Euribor and Eurodollar futures, and generated attractive returns as well.

The remaining sectors proved more challenging due to inconsistent and choppy trends. Energy positions detracted 1.3% from the Fund. Natural Gas and Crude Oil produced the greatest losses as those markets exhibited difficult trend-following patterns

Metals also detracted 1.3% as Aluminum and Gold positions underperformed for similar reasons.

While these prominent global commodities are ultimately valued according to their supply and demand fundamentals, they are particularly subject to short-term volatility caused by headlines from politicians, central banks, and other events such as the Brexit vote and U.S. elections.

The Currency sector also contributed a slight loss of 0.5%, as choppy markets caused the positions to alternate between longs and shorts in currencies such as the Mexican and Chilean pesos.

Equities and Agriculturals combined generated a loss of 0.5% as positions in the NASDAQ 100, the Korean Kospi, Corn and Cocoa underperformed.

While the year was difficult for trend-following strategies, it ended on a positive note as the Fund’s programs began to align with the markets. The months of November and December 2016 produced a cumulative return of over 3%.

As such, the Fund’s sub-advisor will continue to implement a trading strategy that is designed to capitalize on price trends (up or down) in a broad range of equity, bond, currency, commodity and short-term interest rate markets to achieve the Fund’s goal of capital growth.

Asset Class Exposure	% of VaR	*
Equities	35.1
Currencies	30.1
Commodities	21.3
Fixed Income	13.5
Holdings Summary
Number of Long Holdings	35
Number of Short Holdings	16
Number of Currency Pairs	16

4

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2016 (Unaudited)

Top Active Exposures By Asset Class
Commodities		% of VaR	*
Crude Oil	Long	5.24
Gold	Short	3.42
Natural Gas	Long	2.96
Gas Oil	Long	2.28
Heating Oil	Long	2.05

Currencies		% of VaR	*
KRW/USD	Short	4.78
GBP/USD	Short	4.56
JPY/USD	Short	4.33
EUR/USD	Short	3.64
AUD/USD	Short	2.73

Equities		% of VaR	*
S&P 500 Index	Long	2.96
Korean Kospi	Long	2.96
Nikkei Index	Long	2.28
DAX Index	Long	2.28
NASDAQ 100 Index	Long	2.05

Fixed Income		% of VaR	*
U.S. Treasuries	Short	4.33
Australian Bonds	Short	3.19
Eurodollar	Short	2.05
Short Sterling	Short	0.91
Euro-BOBL	Long	0.91

*	Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one-day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

5

American Beacon Ionic Strategic Arbitrage FundSM

Performance Overview

December 31, 2016 (Unaudited)

The Investor Class of the American Beacon Ionic Strategic Arbitrage Fund (the “Fund”) returned 0.98% for the twelve months ended December 31, 2016.

Comparison of Change in Value of a $10,000 Investment for the period from 9/01/2013 through 12/31/2016

Total Returns for the Period ended December 31, 2016

					Value of $10,000
				Since Inception	9/1/2013-
	Ticker	1 Year	3 Years	(9/1/2013)	12/31/2016
Institutional Class (1,7)	IONIX	1.28%	3.02%	3.11%	$11,436
Y Class (1,2,7)	IONYX	1.28%	3.05%	3.14%	$11,460
Investor Class (1,3,7)	IONPX	0.98%	2.88%	2.98%	$11,414
A without Sales Charge (1,4,7)	IONAX	0.98%	2.88%	2.99%	$11,414
A with Sales Charge (1,4,7)	IONAX	-3.79%	1.22%	1.50%	$11,414
C without Sales Charge (1,5,7)	IONCX	0.17%	2.48%	2.63%	$11,333
C with Sales Charge (1,5,7)	IONCX	-0.83%	2.48%	2.63%	$11,333
Bloomberg Barclays Capital U.S. Aggregate Index (6)		2.65%	3.03%	2.97%	$10,801
BofA Merril Lynch 3-Month Libor Index (6)		0.66%	0.38%	0.36%	$10,078

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Simultaneous with the commencement of the Fund’s investment operations on June 30, 2015, the Ionic Absolute Return Fund LLC (“Private Fund”), a privately offered investment fund managed by the Fund’s sub-advisor transferred its assets to the Institutional Class shares of the Fund. A portion of the fees charged to each Class of the Fund has been waived since 6/30/15. Performance prior to waiving fees was lower than actual returns shown.
2.	Fund performance for the one-year, three-year, and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the Y Class. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 9/1/13.

6

American Beacon Ionic Strategic Arbitrage FundSM

Performance Overview

December 31, 2016 (Unaudited)

3.	Fund performance for the one-year, three-year, and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the Investor Class. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 9/1/13.
4.	Fund performance for the one-year, three-year, and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the A Class. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 9/1/13. A Class shares have a maximum sales charge of 5.75%.
5.	Fund performance for the one-year, three-year, and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the C Class. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 9/1/13. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
6.	The BofA Merrill Lynch 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Bloomberg Barclays Capital U.S. Aggregate Index is a market weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 3.26%, 3.22%, 3.93%, 6.94%, and 7.73%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The year began with a soft first quarter but followed with reasonable returns thereafter. Large swings in equity and currency markets were met with concerted central bank actions that reduced volatility and hindered the Fund’s strategies. Central bank involvement caused traditional asset correlations, such as equity, bond and gold, to break down and reduced the effectiveness of hedges. However, while several volatility indices ended the year near record-lows, a new divergence among central bank policies (with the U.S. tightening, Japan easing and Europe moving toward neutral) increased asset price dispersion and provided opportunity for arbitrage.

Among the Fund’s strategies, Convertible Arbitrage was the best performer for the year. By focusing on the yield component of convertible bonds, rather than the equity conversion, the Fund benefitted from strong credit markets, particularly in Energy. Spread performance more than offset losses associated with the decline in equity market volatility. In addition, a number of corporate events, including mergers, new issuance and other restructurings, benefitted the Fund. The Fund also reduced its exposure to duration mid-year, which helped as interest rates rose significantly toward year end

The second-best performing strategy was Credit Relative Value Arbitrage. The Fund added exposure to floating-rate, closed-end funds with unusually attractive net asset value discounts. These positions benefitted when interest rates rose and investors flocked to floating-rate securities. Positions in floating-rate, home-equity conversion mortgages (HECM mortgages) also helped due to their stable cash flows and low interest-rate sensitivity.

Equity Arbitrage followed with the third-best performance during the year. The Fund’s exposure to TARP bank warrants (issued during the Troubled Asset Relief Program in 2008) performed well as the implied volatility of the warrants was lower, and less expensive, than that of comparable option securities. This benefit was offset somewhat by the decline in volatility in the financial sector following the strong post-election rall .

The Volatility Arbitrage strategy generated a loss in 2016 due primarily to the general decline in market volatility. Additionally, the increase in price dispersion, while helpful for other strategies, hurt this strategy as asset correlations changed and hedges became less effective. Foreign currency positions detracted from performance, while exposures to European volatility, pre-Brexit, profited. Several single-name equity option positions, in Energy and Finance, benefitted from market movements.

The Fund’s sub-advisor continues to allocate assets among arbitrage strategies, including Convertible Bond, Credit/Interest Rate, Equity and Volatility Arbitrage, seeking capital appreciation with low volatility and low correlation to the broader equity, interest rate and currency markets.

7

American Beacon Ionic Strategic Arbitrage FundSM

Performance Overview

December 31, 2016 (Unaudited)

Positions By Investment Strategy
Convertible Arbitrage	31
Credit/Rates Relative Value Arbitrage	3
Equity Arbitrage	95
Volatility Arbitrage	23
Total	152

Investment Strategy Exposure (%)	LMV	*	SMV **
Convertible Arbitrage	30		(18)
Credit/Rates Relative Value Arbitrage	22		—
Equity Arbitrage	30		(37)
Volatility Arbitrage	5		(7)
Total	87		62

*	Long Market Value
*	Short Market Value

8

American Beacon FundsSM

Expense Examples

December 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The “Actual” lines on the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

December 31, 2016 (Unaudited)

AHL Managed Futures Strategy Fund

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period 7/1/2016-12/31/2016*
Institutional Class
Actual	$1,000.00	$978.43	$7.66
Hypothetical**	$1,000.00	$1,017.40	$7.81
Y Class
Actual	$1,000.00	$977.44	$8.15
Hypothetical**	$1,000.00	$1,016.89	$8.31
Investor Class
Actual	$1,000.00	$976.40	$9.54
Hypothetical**	$1,000.00	$1,015.48	$9.73
A Class
Actual	$1,000.00	$976.44	$9.64
Hypothetical**	$1,000.00	$1,015.38	$9.83
C Class
Actual	$1,000.00	$972.33	$13.34
Hypothetical**	$1,000.00	$1,011.60	$13.60

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.54%, 1.64%, 1.92%, 1.94% and 2.69% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

Ionic Strategic Arbitrage Fund

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period 7/1/2016-12/31/2016*
Institutional Class
Actual	$1,000.00	$1,011.78	$15.68
Hypothetical**	$1,000.00	$1,009.53	$15.66
Y Class
Actual	$1,000.00	$1,012.79	$16.70
Hypothetical**	$1,000.00	$1,008.53	$16.66
Investor Class
Actual	$1,000.00	$1,010.80	$17.69
Hypothetical**	$1,000.00	$1,007.55	$17.66
A Class
Actual	$1,000.00	$1,010.80	$18.10
Hypothetical**	$1,000.00	$1,007.13	$18.06
C Class
Actual	$1,000.00	$1,006.80	$21.89
Hypothetical**	$1,000.00	$1,003.32	$21.85

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 3.10%, 3.30%, 3.50%, 3.58% and 4.34% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

American Beacon AHL Managed Futures Strategy Fund and American Beacon Ionic Strategic Arbitrage Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of American Beacon AHL Managed Futures Strategy Fund and its subsidiary (one of the funds constituting the American Beacon Funds) (a Fund), as of December 31, 2016, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the financial highlights for each of the periods indicated therein. We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Ionic Strategic Arbitrage Fund (one of the funds constituting the American Beacon Funds) (a Fund), as of December 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of American Beacon AHL Managed Futures Strategy Fund and its subsidiary at December 31, 2016, the consolidated results of its operations for the year then ended, and the consolidated changes in its net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Ionic Strategic Arbitrage Fund at December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

February 28, 2017

11

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2016

	Shares	Fair Value
SHORT-TERM INVESTMENTS – 89.09%
Money Market Funds - 1.39%
American Beacon U.S. Government Money Market Select Fund, Select ClassA	$6,472,219	$6,472,219

	Par Amount
U.S. Treasury Bills - 87.70%
0.307%, Due 1/5/2017	$101,000,000	100,997,980
0.454%, Due 2/2/2017	73,500,000	73,474,128
0.314%, Due 1/12/2017	11,000,000	10,998,900
0.335%, Due 1/19/2017	43,500,000	43,491,996
0.365%, Due 1/26/2017	96,500,000	96,474,042
0.451%, Due 2/9/2017	82,000,000	81,962,280

		407,399,326

Total Short-Term Investments (Cost $413,867,652)		413,871,545

TOTAL INVESTMENTS - 89.09% (Cost $413,867,652)		413,871,545
OTHER ASSETS, NET OF LIABILITIES – 10.91%		50,976,965

TOTAL NET ASSETS - 100.00%		$464,848,510

Percentages are stated as a percent of net assets.

A	The Fund is affiliated by having the same investment advisor.

Purchased Futures Contracts Open on December 31, 2016:

Commodity Futures Contracts

Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Brent Crude FuturesA	194	January 2017	$11,023,080	$222,687
Copper FuturesA	108	March 2017	6,764,850	(240,731)
Gasoline RBOB FuturesA	97	January 2017	6,807,247	498,389
LME Copper FuturesA	35	January 2017	4,835,250	492,837
LME Copper FuturesA	5	February 2017	691,281	(41,686)
LME Lead FuturesA	12	January 2017	601,050	(13,047)
LME Lead FuturesA	30	February 2017	1,505,625	(121,638)
LME Lead FuturesA	3	March 2017	150,900	(23,176)
LME Nickel FuturesA	15	January 2017	897,750	(40,558)
LME Nickel FuturesA	10	February 2017	599,580	(92,460)
LME Nickel FuturesA	19	March 2017	1,141,254	(149,924)
LME Primary Aluminum FuturesA	347	January 2017	14,695,450	(25,018)
LME Primary Aluminum FuturesA	18	February 2017	760,612	(14,444)
LME Primary Aluminum FuturesA	42	March 2017	1,777,387	(46,714)
LME Zinc FuturesA	62	January 2017	3,973,425	397,065
LME Zinc FuturesA	6	February 2017	385,237	(1,943)
Low Sulphur Gasoil FuturesA	180	January 2017	9,018,000	486,746
Low Sulphur Gasoil FuturesA	1	February 2017	50,475	(301)
Natural Gas FuturesA	172	January 2017	6,405,280	362,085
Natural Gas Swap FuturesA	48	March 2017	427,920	30,004
Natural Gas Swap FuturesA	48	April 2017	425,160	27,243
Natural Gas Swap FuturesA	48	May 2017	427,200	29,284
Natural Gas Swap FuturesA	48	June 2017	430,320	32,405
Natural Gas Swap FuturesA	48	July 2017	429,000	31,085
Natural Gas Swap FuturesA	48	August 2017	426,240	28,323
Natural Gas Swap FuturesA	48	September 2017	428,400	30,484
Natural Gas Swap FuturesA	104	October 2017	937,040	31,519

See accompanying notes
12

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2016

Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Natural Gas Swap FuturesA	104	November 2017	$962,780	$57,274
Natural Gas Swap FuturesA	104	December 2017	982,800	77,305
Natural Gas Swap FuturesA	104	January 2018	969,280	63,777
Natural Gas Swap FuturesA	104	February 2018	940,160	34,641
NY Harbor ULSD FuturesA	124	January 2017	9,000,466	363,067
Soybean FuturesA	115	March 2017	5,773,000	(76,321)
WTI Crude FuturesA	176	January 2017	9,454,720	228,354
WTI Crude FuturesA	1	February 2017	54,660	58

			$104,152,879	$2,636,671

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	117	January 2017	$11,899,729	$191,666
ASX SPI 200 Index Futures	171	March 2017	17,371,941	258,651
CAC40 Index Futures	231	January 2017	11,824,980	163,057
DAX Index Futures	70	March 2017	21,120,115	301,226
Euro Stoxx 50 Index Futures	446	March 2017	15,384,928	227,381
FTSE 100 Index Futures	236	March 2017	20,504,668	357,990
FTSE/MIB Index Futures	54	March 2017	5,458,361	77,035
Hang Seng Index Futures	26	January 2017	3,681,811	63,833
IBEX 35 Index Futures	77	January 2017	7,548,891	46,285
KOSPI 200 Index Futures	406	March 2017	43,707,692	351,432
Mini MSCI EAFE Index Futures	31	March 2017	2,597,180	(5,965)
Mini MSCI Emerging Markets Index Futures	17	March 2017	730,065	(13,301)
MSCI Taiwan Stock Index Futures	207	January 2017	7,116,660	71,111
NASDAQ 100 E-Mini Futures	304	March 2017	29,573,120	(116,720)
Nikkei 225 (SGX) Futures	246	March 2017	20,069,390	453,433
OMXS30 Index Futures	897	January 2017	14,955,579	(192,181)
Russell 2000 Mini Index Futures	213	March 2017	14,450,985	(174,800)
S&P 500 E-Mini Index Futures	432	March 2017	48,301,920	(322,327)
S&P/TSX 60 Index Futures	160	March 2017	21,376,234	3,512
TOPIX Index Futures	94	March 2017	12,208,941	168,357
U.S. Dollar Index Futures	178	March 2017	18,206,908	218,759

			$348,090,098	$2,128,434

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl Futures	491	March 2017	$69,066,846	$220,234
Euro-Bund Futures	69	March 2017	11,922,687	6,597
Euro-Schatz Futures	720	March 2017	85,105,523	128,433
Long GILT Futures	63	March 2017	9,769,591	9,219

			$175,864,647	$364,483

Sold Futures Contracts Open on December 31, 2016: Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Cocoa FuturesA	294	March 2017	$(6,250,440)	$1,164,538
Coffee FuturesA	52	March 2017	(2,672,475)	65,041
Corn FuturesA	410	March 2017	(7,216,000)	(59,212)
Gold 100oz FuturesA	297	February 2017	(34,205,490)	909,387

See accompanying notes
13

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2016

Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
LME Copper FuturesA	22	January 2017	$(3,039,300)	$(472,751)
LME Lead FuturesA	12	January 2017	(601,050)	7,456
LME Lead FuturesA	3	February 2017	(150,562)	(802)
LME Nickel FuturesA	15	January 2017	(897,750)	45,965
LME Nickel FuturesA	10	February 2017	(599,580)	8,437
LME Nickel FuturesA	11	March 2017	(660,726)	5,527
LME Primary Aluminum FuturesA	170	January 2017	(7,199,500)	(98,678)
LME Zinc FuturesA	25	January 2017	(1,602,187)	168,572
Silver FuturesA	77	March 2017	(6,155,765)	179,536
Sugar #11 World FuturesA	272	February 2017	(5,943,526)	(185,090)
Wheat FuturesA	391	March 2017	(7,976,400)	181,082

			$(85,170,751)	$1,919,008

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Austrailian Dollar Currency Futures	569	March 2017	$(40,979,380)	$695,225
British Pound Currency Futures	721	March 2017	(55,688,238)	490,637
Canadian Dollar Currency Futures	407	March 2017	(30,286,905)	122,769
Euro Currency Futures	494	March 2017	(65,294,450)	159,691
Japanese Yen Currency Futures	428	March 2017	(45,993,950)	356,233
Mexican Peso Futures	275	March 2017	(6,595,875)	(16,678)
Swiss Franc Currency Futures	230	March 2017	(28,364,750)	(4,590)

			$(273,203,548)	$1,803,287

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
FTSE/JSE Top 40 Index Futures	226	March 2017	$(7,290,912)	$59,049
H-SHARES Index Futures	11	January 2017	(665,859)	(10,156)

			$(7,956,771)	$48,893

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
3-Month Euro Euribor Futures	1,082	March 2018	$(285,439,555)	$(55,097)
3-Month Euro Euribor Futures	158	December 2018	(41,656,614)	(18,623)
3-Month Euro Euribor Futures	390	September 2019	(102,710,391)	(76,533)
90-Day Eurodollar Futures	506	March 2018	(124,425,400)	105,177
90-Day Eurodollar Futures	498	December 2018	(122,010,000)	132,953
90-Day Eurodollar Futures	535	September 2019	(130,747,312)	124,502
90-Day Sterling Futures	941	March 2018	(144,221,724)	(88,880)
90-Day Sterling Futures	1,312	December 2018	(200,799,827)	(204,647)
Austrailia 10-Year Bond Futures	386	March 2017	(35,583,574)	(162,246)
Austrailia 3-Year Bond Futures	2,457	March 2017	(197,641,800)	413,513
Euro-Buxl 30-Year Bond Futures	3	March 2017	(547,968)	(21,424)
Japanese 10-Year Government Bond Futures	118	March 2017	(151,686,160)	(22,515)
U.S. Long Bond Futures	66	March 2017	(9,943,313)	90,612
U.S. Treasury 10-Year Note Futures	141	March 2017	(17,523,656)	32,324
U.S. Treasury 2-Year Note Futures	648	March 2017	(140,413,500)	33,424
U.S. Treasury 5-Year Note Futures	374	March 2017	(44,006,360)	134,666
U.S. Ultra Bond Futures	94	March 2017	(15,063,500)	183,625

			$(1,764,420,654)	$600,831

See accompanying notes
14

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2016

Forward Currency Contracts Open on December 31, 2016:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	TWD	232,728	1/6/2017	DUB	$—	$(3,768)	$(3,768)
Buy	TWD	232,728	1/6/2017	DUB	—	(3,792)	(3,792)
Buy	INR	1,509,986	1/6/2017	DUB	—	(6,533)	(6,533)
Buy	TWD	310,304	1/6/2017	DUB	—	(5,292)	(5,292)
Buy	INR	1,362,670	1/6/2017	DUB	—	(5,633)	(5,633)
Buy	INR	1,730,959	1/6/2017	DUB	—	(8,750)	(8,750)
Buy	TWD	155,152	1/6/2017	DUB	—	(2,449)	(2,449)
Buy	INR	1,878,275	1/6/2017	DUB	—	(7,820)	(7,820)
Buy	TWD	310,304	1/6/2017	DUB	—	(5,044)	(5,044)
Buy	TWD	232,728	1/6/2017	DUB	—	(3,405)	(3,405)
Buy	TWD	465,456	1/6/2017	DUB	—	(6,880)	(6,880)
Buy	TWD	77,576	1/6/2017	DUB	—	(1,122)	(1,122)
Buy	TWD	77,576	1/6/2017	DUB	—	(1,128)	(1,128)
Buy	TWD	77,576	1/6/2017	DUB	—	(1,109)	(1,109)
Buy	TWD	77,576	1/6/2017	DUB	—	(1,100)	(1,100)
Buy	TWD	155,152	1/6/2017	DUB	—	(2,378)	(2,378)
Buy	INR	1,325,841	1/6/2017	DUB	9,426	—	9,426
Buy	INR	1,399,499	1/6/2017	DUB	9,493	—	9,493
Buy	INR	1,730,959	1/6/2017	DUB	5,682	—	5,682
Buy	INR	736,578	1/6/2017	DUB	3,645	—	3,645
Buy	INR	1,509,986	1/6/2017	DUB	—	(4,024)	(4,024)
Buy	INR	1,767,788	1/6/2017	DUB	—	(5,130)	(5,130)
Buy	INR	2,136,078	1/6/2017	DUB	—	(9,543)	(9,543)
Buy	INR	1,620,473	1/6/2017	DUB	—	(3,959)	(3,959)
Buy	INR	3,277,774	1/6/2017	DUB	—	(18,327)	(18,327)
Buy	TWD	77,576	1/6/2017	DUB	—	(1,003)	(1,003)
Buy	INR	220,974	1/6/2017	DUB	457	—	457
Buy	TWD	77,576	1/6/2017	DUB	—	(1,132)	(1,132)
Buy	TWD	465,456	1/6/2017	DUB	—	(7,521)	(7,521)
Buy	TWD	232,728	1/6/2017	DUB	—	(3,202)	(3,202)
Buy	TWD	155,152	1/6/2017	DUB	—	(2,239)	(2,239)
Buy	TWD	387,880	1/6/2017	DUB	—	(5,337)	(5,337)
Buy	TWD	232,728	1/6/2017	DUB	—	(3,947)	(3,947)
Buy	TWD	77,576	1/6/2017	DUB	—	(873)	(873)
Buy	TWD	155,152	1/6/2017	DUB	—	(1,863)	(1,863)
Buy	INR	626,092	1/6/2017	DUB	4,247	—	4,247
Buy	TWD	232,728	1/6/2017	DUB	—	(3,872)	(3,872)
Buy	INR	1,068,039	1/6/2017	DUB	—	(3,400)	(3,400)
Buy	INR	1,289,012	1/6/2017	DUB	—	(5,558)	(5,558)
Buy	INR	1,178,526	1/6/2017	DUB	—	(4,556)	(4,556)
Buy	INR	1,252,183	1/6/2017	DUB	—	(4,637)	(4,637)
Buy	TWD	155,152	1/6/2017	DUB	—	(2,447)	(2,447)
Buy	TWD	232,728	1/6/2017	DUB	—	(3,820)	(3,820)
Buy	TWD	1,008,489	1/6/2017	DUB	—	(16,748)	(16,748)
Buy	TWD	2,482,435	1/6/2017	DUB	—	(46,410)	(46,410)
Buy	TWD	2,792,739	1/6/2017	DUB	—	(53,750)	(53,750)
Buy	INR	3,867,037	1/6/2017	DUB	—	(18,456)	(18,456)
Buy	INR	2,946,314	1/6/2017	DUB	—	(14,193)	(14,193)
Buy	TWD	2,715,163	1/6/2017	DUB	—	(49,887)	(49,887)
Buy	INR	2,688,511	1/6/2017	DUB	—	(11,592)	(11,592)
Buy	INR	773,407	1/6/2017	DUB	3,263	—	3,263
Buy	INR	2,357,051	1/6/2017	DUB	2,101	—	2,101
Buy	INR	2,025,591	1/6/2017	DUB	5,077	—	5,077
Buy	INR	2,283,393	1/6/2017	DUB	2,942	—	2,942
Buy	INR	1,804,617	1/6/2017	DUB	3,412	—	3,412
Buy	INR	1,583,644	1/6/2017	DUB	5,083	—	5,083
Sell	TWD	310,304	1/6/2017	DUB	1,242	—	1,242

See accompanying notes
15

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2016

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	TWD	155,152	1/6/2017	DUB	$893	$—	$893
Sell	TWD	310,304	1/6/2017	DUB	931	—	931
Sell	INR	1,546,815	1/6/2017	DUB	—	(6,774)	(6,774)
Sell	TWD	155,152	1/6/2017	DUB	—	(425)	(425)
Sell	TWD	155,152	1/6/2017	DUB	—	(344)	(344)
Sell	INR	1,583,644	1/6/2017	DUB	—	(7,378)	(7,378)
Sell	TWD	77,576	1/6/2017	DUB	—	(129)	(129)
Sell	TWD	155,152	1/6/2017	DUB	—	(233)	(233)
Sell	TWD	155,152	1/6/2017	DUB	—	(181)	(181)
Sell	TWD	155,152	1/6/2017	DUB	—	(166)	(166)
Sell	INR	1,436,328	1/6/2017	DUB	—	(6,583)	(6,583)
Sell	INR	1,878,275	1/6/2017	DUB	—	(9,212)	(9,212)
Sell	TWD	77,576	1/6/2017	DUB	—	(189)	(189)
Sell	TWD	1,784,250	1/6/2017	DUB	14,334	—	14,334
Sell	TWD	1,784,250	1/6/2017	DUB	13,524	—	13,524
Sell	TWD	155,152	1/6/2017	DUB	986	—	986
Sell	TWD	155,152	1/6/2017	DUB	927	—	927
Sell	TWD	155,152	1/6/2017	DUB	889	—	889
Sell	TWD	543,033	1/6/2017	DUB	2,904	—	2,904
Sell	TWD	77,576	1/6/2017	DUB	500	—	500
Sell	TWD	3,025,467	1/6/2017	DUB	19,571	—	19,571
Sell	TWD	3,025,467	1/6/2017	DUB	18,269	—	18,269
Sell	TWD	232,728	1/6/2017	DUB	1,376	—	1,376
Sell	TWD	232,728	1/6/2017	DUB	1,413	—	1,413
Sell	TWD	77,576	1/6/2017	DUB	908	—	908
Sell	TWD	155,152	1/6/2017	DUB	1,661	—	1,661
Sell	TWD	15,825,520	1/6/2017	DUB	126,935	—	126,935
Sell	INR	405,118	1/6/2017	DUB	—	(1,579)	(1,579)
Sell	INR	552,434	1/6/2017	DUB	—	(2,064)	(2,064)
Sell	INR	1,068,039	1/6/2017	DUB	—	(5,207)	(5,207)
Sell	TWD	2,133,342	1/6/2017	DUB	—	(7,229)	(7,229)
Sell	TWD	2,133,342	1/6/2017	DUB	—	(8,083)	(8,083)
Sell	INR	41,064,251	1/6/2017	DUB	—	(293,445)	(293,445)
Sell	TWD	77,576	1/6/2017	DUB	671	—	671
Sell	TWD	387,880	1/6/2017	DUB	—	(464)	(464)
Sell	INR	257,803	1/6/2017	DUB	—	(631)	(631)
Sell	TWD	387,880	1/6/2017	DUB	—	(644)	(644)
Sell	TWD	387,880	1/6/2017	DUB	—	(476)	(476)
Sell	TWD	310,304	1/6/2017	DUB	—	(573)	(573)
Sell	TWD	387,880	1/6/2017	DUB	379	—	379
Sell	TWD	310,304	1/6/2017	DUB	206	—	206
Sell	TWD	387,880	1/6/2017	DUB	282	—	282
Sell	TWD	1,396,369	1/6/2017	DUB	10,672	—	10,672
Sell	TWD	387,880	1/6/2017	DUB	3,417	—	3,417
Buy	PHP	301,599	1/18/2017	DUB	2,168	—	2,168
Buy	PHP	3,122,962	1/18/2017	DUB	9,089	—	9,089
Buy	PHP	582,489	1/18/2017	DUB	1,928	—	1,928
Buy	PHP	3,181,070	1/18/2017	DUB	9,894	—	9,894
Buy	PHP	251,333	1/18/2017	DUB	757	—	757
Buy	PHP	251,333	1/18/2017	DUB	581	—	581
Buy	PHP	201,066	1/18/2017	DUB	625	—	625
Buy	PHP	251,333	1/18/2017	DUB	430	—	430
Buy	PHP	150,800	1/18/2017	DUB	379	—	379
Buy	PHP	201,066	1/18/2017	DUB	505	—	505
Buy	PHP	150,800	1/18/2017	DUB	441	—	441
Sell	PHP	502,666	1/18/2017	DUB	—	(5,235)	(5,235)
Sell	PHP	31,115,013	1/18/2017	DUB	—	(143,333)	(143,333)
Buy	EUR	141,867	1/19/2017	DUB	758	—	758
Buy	JPY	341,745	1/19/2017	DUB	1,095	—	1,095

See accompanying notes
16

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2016

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	ZAR	221,853	1/19/2017	DUB	$4,503	$—	$4,503
Buy	SEK	58,925	1/19/2017	DUB	1,412	—	1,412
Buy	EUR	18,542	1/19/2017	DUB	101	—	101
Buy	JPY	905,521	1/19/2017	DUB	2,856	—	2,856
Sell	KRW	579,566	1/23/2017	DUB	6,017	—	6,017
Sell	KRW	248,386	1/23/2017	DUB	2,325	—	2,325
Sell	KRW	331,181	1/23/2017	DUB	3,099	—	3,099
Sell	KRW	579,566	1/23/2017	DUB	7,052	—	7,052
Sell	KRW	827,952	1/23/2017	DUB	15,492	—	15,492
Sell	KRW	662,361	1/23/2017	DUB	—	(18)	(18)
Sell	KRW	413,976	1/23/2017	DUB	27	—	27
Sell	KRW	579,566	1/23/2017	DUB	—	(19)	(19)
Sell	KRW	579,566	1/23/2017	DUB	10,753	—	10,753
Sell	KRW	496,771	1/23/2017	DUB	5,935	—	5,935
Sell	KRW	1,241,927	1/23/2017	DUB	13,261	—	13,261
Sell	KRW	165,590	1/23/2017	DUB	2,856	—	2,856
Sell	KRW	579,566	1/23/2017	DUB	10,394	—	10,394
Sell	KRW	82,795	1/23/2017	DUB	1,485	—	1,485
Sell	KRW	496,771	1/23/2017	DUB	8,569	—	8,569
Sell	KRW	413,976	1/23/2017	DUB	5,621	—	5,621
Sell	KRW	413,976	1/23/2017	DUB	6,715	—	6,715
Sell	KRW	496,771	1/23/2017	DUB	6,935	—	6,935
Sell	KRW	496,771	1/23/2017	DUB	6,682	—	6,682
Sell	KRW	745,157	1/23/2017	DUB	10,086	—	10,086
Sell	KRW	55,058,785	1/23/2017	DUB	779,461	—	779,461
Sell	KRW	413,976	1/23/2017	DUB	—	(89)	(89)
Sell	KRW	579,566	1/23/2017	DUB	—	(944)	(944)
Sell	KRW	413,976	1/23/2017	DUB	—	(284)	(284)
Sell	KRW	662,361	1/23/2017	DUB	—	(312)	(312)
Sell	KRW	662,361	1/23/2017	DUB	1,346	—	1,346
Sell	KRW	413,976	1/23/2017	DUB	764	—	764
Sell	KRW	496,771	1/23/2017	DUB	480	—	480
Sell	KRW	579,566	1/23/2017	DUB	2,939	—	2,939
Sell	KRW	496,771	1/23/2017	DUB	2,014	—	2,014
Sell	KRW	662,361	1/23/2017	DUB	11,505	—	11,505
Sell	TWD	77,691	2/10/2017	DUB	—	(52)	(52)
Buy	BRL	61,450	1/4/2017	HUS	1,727	—	1,727
Buy	BRL	61,450	1/4/2017	HUS	1,755	—	1,755
Buy	BRL	30,725	1/4/2017	HUS	869	—	869
Buy	BRL	30,725	1/4/2017	HUS	917	—	917
Buy	BRL	61,450	1/4/2017	HUS	1,798	—	1,798
Buy	BRL	645,221	1/4/2017	HUS	15,592	—	15,592
Buy	BRL	92,174	1/4/2017	HUS	3,148	—	3,148
Buy	BRL	122,899	1/4/2017	HUS	4,282	—	4,282
Buy	BRL	122,899	1/4/2017	HUS	4,282	—	4,282
Buy	BRL	92,174	1/4/2017	HUS	3,016	—	3,016
Buy	BRL	92,174	1/4/2017	HUS	2,947	—	2,947
Buy	BRL	2,120,011	1/4/2017	HUS	94,650	—	94,650
Buy	BRL	1,997,112	1/4/2017	HUS	88,379	—	88,379
Buy	BRL	30,725	1/4/2017	HUS	1,324	—	1,324
Buy	BRL	92,174	1/4/2017	HUS	4,017	—	4,017
Buy	BRL	30,725	1/4/2017	HUS	1,348	—	1,348
Buy	BRL	184,349	1/4/2017	HUS	7,857	—	7,857
Buy	BRL	798,845	1/4/2017	HUS	30,907	—	30,907
Buy	BRL	122,899	1/4/2017	HUS	3,809	—	3,809
Buy	BRL	61,450	1/4/2017	HUS	1,532	—	1,532
Buy	BRL	30,725	1/4/2017	HUS	811	—	811
Buy	BRL	491,597	1/4/2017	HUS	13,956	—	13,956
Buy	BRL	61,450	1/4/2017	HUS	1,521	—	1,521

See accompanying notes
17

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2016

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	BRL	92,174	1/4/2017	HUS	$3,140	$—	$3,140
Buy	BRL	276,523	1/4/2017	HUS	14,079	—	14,079
Buy	BRL	92,174	1/4/2017	HUS	2,343	—	2,343
Buy	BRL	30,725	1/4/2017	HUS	723	—	723
Buy	BRL	645,221	1/4/2017	HUS	13,623	—	13,623
Buy	BRL	1,075,368	1/4/2017	HUS	48,493	—	48,493
Buy	BRL	952,469	1/4/2017	HUS	45,930	—	45,930
Buy	BRL	1,935,662	1/4/2017	HUS	93,449	—	93,449
Buy	BRL	1,689,864	1/4/2017	HUS	80,924	—	80,924
Buy	BRL	768,120	1/4/2017	HUS	34,789	—	34,789
Buy	BRL	798,845	1/4/2017	HUS	36,023	—	36,023
Buy	BRL	921,744	1/4/2017	HUS	41,566	—	41,566
Buy	BRL	798,845	1/4/2017	HUS	36,113	—	36,113
Buy	BRL	553,046	1/4/2017	HUS	21,282	—	21,282
Buy	BRL	61,450	1/4/2017	HUS	2,159	—	2,159
Buy	BRL	122,899	1/4/2017	HUS	5,249	—	5,249
Buy	BRL	430,147	1/4/2017	HUS	18,830	—	18,830
Buy	BRL	61,450	1/4/2017	HUS	1,593	—	1,593
Buy	BRL	30,725	1/4/2017	HUS	724	—	724
Buy	BRL	30,725	1/4/2017	HUS	766	—	766
Buy	BRL	92,174	1/4/2017	HUS	2,168	—	2,168
Buy	BRL	30,725	1/4/2017	HUS	721	—	721
Buy	BRL	30,725	1/4/2017	HUS	723	—	723
Buy	BRL	337,973	1/4/2017	HUS	16,269	—	16,269
Buy	BRL	430,147	1/4/2017	HUS	20,467	—	20,467
Buy	BRL	122,899	1/4/2017	HUS	5,875	—	5,875
Buy	BRL	215,074	1/4/2017	HUS	11,289	—	11,289
Buy	BRL	1,536,240	1/4/2017	HUS	73,567	—	73,567
Buy	BRL	768,120	1/4/2017	HUS	34,207	—	34,207
Buy	BRL	61,450	1/4/2017	HUS	1,431	—	1,431
Buy	BRL	61,450	1/4/2017	HUS	1,445	—	1,445
Buy	BRL	61,450	1/4/2017	HUS	1,395	—	1,395
Buy	BRL	30,725	1/4/2017	HUS	696	—	696
Buy	BRL	30,725	1/4/2017	HUS	803	—	803
Buy	BRL	61,450	1/4/2017	HUS	1,607	—	1,607
Buy	BRL	122,899	1/4/2017	HUS	3,763	—	3,763
Buy	BRL	61,450	1/4/2017	HUS	1,377	—	1,377
Buy	BRL	92,174	1/4/2017	HUS	2,109	—	2,109
Buy	BRL	337,973	1/4/2017	HUS	16,908	—	16,908
Buy	BRL	184,349	1/4/2017	HUS	9,238	—	9,238
Buy	BRL	1,812,763	1/4/2017	HUS	86,809	—	86,809
Buy	BRL	122,899	1/4/2017	HUS	3,887	—	3,887
Buy	BRL	61,450	1/4/2017	HUS	1,938	—	1,938
Buy	BRL	122,899	1/4/2017	HUS	4,036	—	4,036
Buy	BRL	92,174	1/4/2017	HUS	3,016	—	3,016
Buy	BRL	92,174	1/4/2017	HUS	3,016	—	3,016
Buy	BRL	768,120	1/4/2017	HUS	24,847	—	24,847
Buy	BRL	122,899	1/4/2017	HUS	4,338	—	4,338
Buy	BRL	92,174	1/4/2017	HUS	3,227	—	3,227
Buy	BRL	92,174	1/4/2017	HUS	3,965	—	3,965
Buy	BRL	891,019	1/4/2017	HUS	32,701	—	32,701
Buy	BRL	30,725	1/4/2017	HUS	881	—	881
Buy	BRL	645,221	1/4/2017	HUS	17,812	—	17,812
Buy	BRL	1,956,248	1/4/2017	HUS	55,310	—	55,310
Buy	BRL	2,959,720	1/4/2017	HUS	83,940	—	83,940
Buy	BRL	30,725	1/4/2017	HUS	911	—	911
Buy	BRL	61,450	1/4/2017	HUS	1,851	—	1,851
Buy	BRL	30,725	1/4/2017	HUS	890	—	890
Buy	BRL	30,725	1/4/2017	HUS	913	—	913

See accompanying notes
18

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2016

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	BRL	92,174	1/4/2017	HUS	$2,606	$—	$2,606
Buy	BRL	829,570	1/4/2017	HUS	39,495	—	39,495
Buy	BRL	92,174	1/4/2017	HUS	2,606	—	2,606
Sell	BRL	2,427,259	1/4/2017	HUS	—	(89,635)	(89,635)
Sell	BRL	245,798	1/4/2017	HUS	—	(11,098)	(11,098)
Sell	BRL	215,074	1/4/2017	HUS	—	(13,368)	(13,368)
Sell	BRL	430,147	1/4/2017	HUS	—	(29,460)	(29,460)
Sell	BRL	31,185,670	1/4/2017	HUS	—	(1,652,813)	(1,652,813)
Sell	TWD	232,728	1/6/2017	HUS	358	—	358
Buy	CLP	521,708	1/27/2017	HUS	—	(16,133)	(16,133)
Buy	CLP	968,886	1/27/2017	HUS	—	(28,054)	(28,054)
Buy	CLP	476,990	1/27/2017	HUS	—	(14,493)	(14,493)
Buy	CLP	852,620	1/27/2017	HUS	—	(18,763)	(18,763)
Buy	CLP	606,672	1/27/2017	HUS	—	(16,031)	(16,031)
Buy	CLP	605,181	1/27/2017	HUS	—	(15,897)	(15,897)
Buy	CLP	564,935	1/27/2017	HUS	—	(14,991)	(14,991)
Buy	CLP	447,178	1/27/2017	HUS	—	(14,152)	(14,152)
Buy	CLP	223,589	1/27/2017	HUS	—	(7,390)	(7,390)
Buy	CLP	526,180	1/27/2017	HUS	—	(16,527)	(16,527)
Buy	COP	66,331	1/27/2017	HUS	—	(515)	(515)
Buy	COP	66,331	1/27/2017	HUS	—	(84)	(84)
Buy	COP	66,331	1/27/2017	HUS	—	(230)	(230)
Buy	COP	994,958	1/27/2017	HUS	—	(8,661)	(8,661)
Buy	COP	66,331	1/27/2017	HUS	138	—	138
Buy	COP	1,790,925	1/27/2017	HUS	—	(19,679)	(19,679)
Buy	COP	1,459,272	1/27/2017	HUS	—	(18,016)	(18,016)
Buy	CLP	1,179,060	1/27/2017	HUS	—	(22,805)	(22,805)
Buy	CLP	1,383,271	1/27/2017	HUS	—	(27,093)	(27,093)
Buy	CLP	693,126	1/27/2017	HUS	—	(21,977)	(21,977)
Buy	COP	66,331	1/27/2017	HUS	106	—	106
Buy	COP	994,958	1/27/2017	HUS	—	(11,495)	(11,495)
Buy	COP	66,331	1/27/2017	HUS	—	(303)	(303)
Buy	CLP	453,141	1/27/2017	HUS	—	(8,665)	(8,665)
Buy	CLP	572,388	1/27/2017	HUS	—	(18,448)	(18,448)
Buy	CLP	621,578	1/27/2017	HUS	—	(20,389)	(20,389)
Buy	CLP	500,840	1/27/2017	HUS	—	(16,060)	(16,060)
Buy	COP	66,331	1/27/2017	HUS	—	(206)	(206)
Buy	COP	66,331	1/27/2017	HUS	—	(421)	(421)
Buy	COP	66,331	1/27/2017	HUS	—	(16)	(16)
Buy	COP	66,331	1/27/2017	HUS	—	(528)	(528)
Buy	COP	397,983	1/27/2017	HUS	—	(1,210)	(1,210)
Buy	COP	66,331	1/27/2017	HUS	—	(147)	(147)
Buy	COP	66,331	1/27/2017	HUS	57	—	57
Buy	COP	66,331	1/27/2017	HUS	—	(13)	(13)
Buy	CLP	1,214,834	1/27/2017	HUS	—	(26,150)	(26,150)
Buy	CLP	2,009,321	1/27/2017	HUS	—	(47,702)	(47,702)
Buy	CLP	1,214,834	1/27/2017	HUS	—	(26,392)	(26,392)
Buy	CLP	724,429	1/27/2017	HUS	—	(18,361)	(18,361)
Buy	CLP	2,153,908	1/27/2017	HUS	—	(42,421)	(42,421)
Buy	CLP	1,563,633	1/27/2017	HUS	—	(30,989)	(30,989)
Buy	CLP	406,932	1/27/2017	HUS	—	(7,794)	(7,794)
Buy	CLP	1,475,688	1/27/2017	HUS	—	(29,018)	(29,018)
Buy	CLP	2,065,963	1/27/2017	HUS	—	(53,633)	(53,633)
Buy	CLP	2,575,747	1/27/2017	HUS	—	(70,704)	(70,704)
Buy	CLP	263,835	1/27/2017	HUS	—	(8,110)	(8,110)
Buy	CLP	620,087	1/27/2017	HUS	—	(18,787)	(18,787)
Buy	CLP	406,932	1/27/2017	HUS	—	(13,336)	(13,336)
Buy	CLP	669,277	1/27/2017	HUS	—	(20,918)	(20,918)
Buy	CLP	597,728	1/27/2017	HUS	—	(19,512)	(19,512)

See accompanying notes
19

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2016

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	CLP	311,534	1/27/2017	HUS	$—	$(9,437)	$(9,437)
Buy	CLP	2,384,950	1/27/2017	HUS	—	(60,411)	(60,411)
Buy	CLP	459,103	1/27/2017	HUS	—	(12,139)	(12,139)
Buy	CLP	819,827	1/27/2017	HUS	—	(22,311)	(22,311)
Buy	COP	66,331	1/27/2017	HUS	—	(69)	(69)
Buy	COP	66,331	1/27/2017	HUS	—	(108)	(108)
Buy	COP	66,331	1/27/2017	HUS	—	(315)	(315)
Buy	CLP	298,119	1/27/2017	HUS	—	(8,366)	(8,366)
Buy	CLP	998,698	1/27/2017	HUS	—	(19,157)	(19,157)
Sell	CLP	74,530	1/27/2017	HUS	—	(593)	(593)
Sell	COP	66,331	1/27/2017	HUS	—	(3,814)	(3,814)
Sell	CLP	663,314	1/27/2017	HUS	—	(8,598)	(8,598)
Sell	CLP	102,851	1/27/2017	HUS	—	(629)	(629)
Sell	CLP	223,589	1/27/2017	HUS	—	(2,135)	(2,135)
Sell	CLP	447,178	1/27/2017	HUS	—	(4,517)	(4,517)
Sell	CLP	195,268	1/27/2017	HUS	—	(1,297)	(1,297)
Sell	CLP	566,426	1/27/2017	HUS	—	(6,601)	(6,601)
Sell	CLP	11,925	1/27/2017	HUS	—	(150)	(150)
Sell	CLP	1,110,493	1/27/2017	HUS	—	(13,959)	(13,959)
Sell	CLP	283,213	1/27/2017	HUS	—	(3,630)	(3,630)
Sell	CLP	74,530	1/27/2017	HUS	—	(337)	(337)
Sell	CLP	223,589	1/27/2017	HUS	—	(1,252)	(1,252)
Sell	CLP	745,297	1/27/2017	HUS	—	(5,734)	(5,734)
Sell	CLP	1,280,420	1/27/2017	HUS	—	(16,207)	(16,207)
Sell	CLP	1,185,022	1/27/2017	HUS	—	(16,257)	(16,257)
Sell	CLP	711,013	1/27/2017	HUS	—	(9,258)	(9,258)
Sell	CLP	618,597	1/27/2017	HUS	—	(7,767)	(7,767)
Sell	CLP	1,326,629	1/27/2017	HUS	—	(17,428)	(17,428)
Sell	CLP	149,059	1/27/2017	HUS	—	(746)	(746)
Sell	CLP	74,530	1/27/2017	HUS	—	(208)	(208)
Sell	CLP	93,907	1/27/2017	HUS	—	(1,205)	(1,205)
Sell	CLP	521,708	1/27/2017	HUS	—	(7,255)	(7,255)
Sell	CLP	1,296,817	1/27/2017	HUS	—	(16,366)	(16,366)
Sell	CLP	1,110,493	1/27/2017	HUS	—	(14,056)	(14,056)
Sell	CLP	852,620	1/27/2017	HUS	—	(11,077)	(11,077)
Sell	CLP	584,313	1/27/2017	HUS	—	(6,770)	(6,770)
Sell	CLP	596,238	1/27/2017	HUS	—	(1,972)	(1,972)
Sell	CLP	74,530	1/27/2017	HUS	—	(952)	(952)
Sell	CLP	372,649	1/27/2017	HUS	—	(4,161)	(4,161)
Sell	CLP	123,719	1/27/2017	HUS	—	(1,158)	(1,158)
Sell	CLP	472,518	1/27/2017	HUS	—	(4,575)	(4,575)
Sell	CLP	316,006	1/27/2017	HUS	—	(3,439)	(3,439)
Sell	CLP	205,702	1/27/2017	HUS	—	(2,358)	(2,358)
Sell	CLP	131,172	1/27/2017	HUS	—	(1,489)	(1,489)
Sell	CLP	453,141	1/27/2017	HUS	—	(5,212)	(5,212)
Sell	CLP	3,778,656	1/27/2017	HUS	—	(43,337)	(43,337)
Sell	CLP	660,333	1/27/2017	HUS	—	(7,715)	(7,715)
Sell	CLP	1,851,318	1/27/2017	HUS	—	(22,734)	(22,734)
Sell	CLP	1,114,964	1/27/2017	HUS	—	(14,220)	(14,220)
Sell	CLP	283,213	1/27/2017	HUS	—	(3,589)	(3,589)
Sell	CLP	1,329,610	1/27/2017	HUS	—	(17,525)	(17,525)
Sell	CLP	982,302	1/27/2017	HUS	—	(11,448)	(11,448)
Sell	CLP	964,414	1/27/2017	HUS	—	(11,370)	(11,370)
Sell	CLP	532,142	1/27/2017	HUS	354	—	354
Sell	CLP	287,685	1/27/2017	HUS	264	—	264
Sell	CLP	596,238	1/27/2017	HUS	—	(1,918)	(1,918)
Sell	CLP	74,530	1/27/2017	HUS	—	(1,069)	(1,069)
Sell	CLP	74,530	1/27/2017	HUS	—	(1,110)	(1,110)
Sell	CLP	74,530	1/27/2017	HUS	—	(1,127)	(1,127)

See accompanying notes
20

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2016

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	CLP	74,530	1/27/2017	HUS	$—	$(1,121)	$(1,121)
Sell	COP	66,331	1/27/2017	HUS	—	(2,077)	(2,077)
Sell	CLP	149,059	1/27/2017	HUS	567	—	567
Sell	CLP	223,589	1/27/2017	HUS	341	—	341
Sell	CLP	447,178	1/27/2017	HUS	1,058	—	1,058
Sell	CLP	447,178	1/27/2017	HUS	657	—	657
Sell	CLP	1,267,005	1/27/2017	HUS	4,624	—	4,624
Sell	COP	2,719,553	1/27/2017	HUS	3,343	—	3,343
Sell	CLP	298,119	1/27/2017	HUS	—	(2,755)	(2,755)
Sell	CLP	149,059	1/27/2017	HUS	248	—	248
Sell	CLP	74,530	1/27/2017	HUS	—	(1,275)	(1,275)
Sell	CLP	223,589	1/27/2017	HUS	—	(3,156)	(3,156)
Sell	CLP	223,589	1/27/2017	HUS	—	(3,325)	(3,325)
Sell	CLP	149,059	1/27/2017	HUS	—	(2,576)	(2,576)
Sell	CLP	474,009	1/27/2017	HUS	—	(6,138)	(6,138)
Sell	CLP	141,606	1/27/2017	HUS	—	(1,854)	(1,854)
Sell	CLP	147,569	1/27/2017	HUS	—	(1,990)	(1,990)
Sell	CLP	511,274	1/27/2017	HUS	—	(5,802)	(5,802)
Sell	CLP	113,285	1/27/2017	HUS	—	(1,295)	(1,295)
Sell	CLP	1,185,022	1/27/2017	HUS	—	(15,447)	(15,447)
Sell	CLP	927,150	1/27/2017	HUS	—	(10,498)	(10,498)
Sell	CLP	533,633	1/27/2017	HUS	—	(6,545)	(6,545)
Sell	CLP	1,301,289	1/27/2017	HUS	—	(16,736)	(16,736)
Sell	CLP	10,434,158	1/27/2017	HUS	—	(152,892)	(152,892)
Sell	CLP	189,305	1/27/2017	HUS	—	(2,023)	(2,023)
Sell	CLP	223,589	1/27/2017	HUS	—	(3,967)	(3,967)
Sell	CLP	74,530	1/27/2017	HUS	—	(1,282)	(1,282)
Sell	CLP	74,530	1/27/2017	HUS	—	(1,001)	(1,001)
Sell	CLP	223,589	1/27/2017	HUS	—	(2,945)	(2,945)
Buy	BRL	2,407,396	2/2/2017	HUS	89,729	—	89,729
Buy	BRL	91,420	2/2/2017	HUS	638	—	638
Buy	BRL	548,521	2/2/2017	HUS	5,311	—	5,311
Buy	BRL	121,893	2/2/2017	HUS	813	—	813
Buy	BRL	578,994	2/2/2017	HUS	4,731	—	4,731
Buy	BRL	396,154	2/2/2017	HUS	2,751	—	2,751
Buy	BRL	91,420	2/2/2017	HUS	624	—	624
Buy	BRL	60,947	2/2/2017	HUS	407	—	407
Buy	BRL	30,473	2/2/2017	HUS	200	—	200
Buy	BRL	30,473	2/2/2017	HUS	212	—	212
Buy	BRL	60,947	2/2/2017	HUS	407	—	407
Buy	BRL	457,101	2/2/2017	HUS	—	(593)	(593)
Buy	BRL	548,521	2/2/2017	HUS	4,564	—	4,564
Buy	BRL	1,493,195	2/2/2017	HUS	12,537	—	12,537
Buy	BRL	548,521	2/2/2017	HUS	5,288	—	5,288
Buy	BRL	761,834	2/2/2017	HUS	6,518	—	6,518
Buy	BRL	365,680	2/2/2017	HUS	717	—	717
Buy	BRL	457,101	2/2/2017	HUS	1,063	—	1,063
Buy	BRL	457,101	2/2/2017	HUS	1,205	—	1,205
Buy	BRL	91,420	2/2/2017	HUS	566	—	566
Buy	BRL	60,947	2/2/2017	HUS	381	—	381
Buy	BRL	30,473	2/2/2017	HUS	198	—	198
Buy	BRL	60,947	2/2/2017	HUS	423	—	423
Buy	BRL	91,420	2/2/2017	HUS	665	—	665
Sell	BRL	457,101	2/2/2017	HUS	—	(17,682)	(17,682)
Sell	BRL	548,521	2/2/2017	HUS	—	(21,620)	(21,620)
Sell	BRL	304,734	2/2/2017	HUS	—	(10,858)	(10,858)
Sell	BRL	274,260	2/2/2017	HUS	—	(9,656)	(9,656)
Sell	BRL	548,521	2/2/2017	HUS	—	(22,313)	(22,313)
Sell	BRL	335,207	2/2/2017	HUS	—	(13,315)	(13,315)

See accompanying notes
21

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2016

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	GBP	246,559	1/19/2017	RBS	$—	$(3,302)	$(3,302)
Buy	AUD	222,608	1/19/2017	RBS	—	(2,286)	(2,286)
Sell	KRW	568,018	1/19/2017	RBS	377	—	377
Sell	HKD	407,823	1/19/2017	RBS	—	(575)	(575)
Sell	EUR	5,366,867	1/19/2017	RBS	—	(59,275)	(59,275)
Sell	AUD	3,814,577	1/19/2017	RBS	16,765	—	16,765
Sell	JPY	4,069,673	1/19/2017	RBS	—	(21,069)	(21,069)
Sell	KRW	230,246	1/19/2017	RBS	842	—	842
Buy	PEN	74,286	1/27/2017	RBS	992	—	992
Buy	PEN	148,571	1/27/2017	RBS	2,246	—	2,246
Buy	PEN	222,857	1/27/2017	RBS	3,447	—	3,447
Buy	PEN	74,286	1/27/2017	RBS	1,580	—	1,580
Buy	PEN	148,571	1/27/2017	RBS	2,426	—	2,426
Buy	PEN	148,571	1/27/2017	RBS	2,331	—	2,331
Buy	PEN	148,571	1/27/2017	RBS	1,707	—	1,707
Buy	PEN	148,571	1/27/2017	RBS	1,766	—	1,766
Buy	PEN	74,286	1/27/2017	RBS	844	—	844
Buy	PEN	148,571	1/27/2017	RBS	1,654	—	1,654
Buy	PEN	74,286	1/27/2017	RBS	1,208	—	1,208
Buy	PEN	74,286	1/27/2017	RBS	1,212	—	1,212
Buy	PEN	148,571	1/27/2017	RBS	1,980	—	1,980
Buy	PEN	148,571	1/27/2017	RBS	1,885	—	1,885
Buy	PEN	74,286	1/27/2017	RBS	1,035	—	1,035
Buy	PEN	74,286	1/27/2017	RBS	1,052	—	1,052
Buy	PEN	74,286	1/27/2017	RBS	1,041	—	1,041
Buy	PEN	222,857	1/27/2017	RBS	3,720	—	3,720
Buy	PEN	148,571	1/27/2017	RBS	2,241	—	2,241
Buy	PEN	74,286	1/27/2017	RBS	1,178	—	1,178
Buy	PEN	74,286	1/27/2017	RBS	1,157	—	1,157
Buy	PEN	74,286	1/27/2017	RBS	1,126	—	1,126
Buy	PEN	6,685,714	1/27/2017	RBS	6,183	—	6,183
Buy	PEN	222,857	1/27/2017	RBS	2,950	—	2,950
Buy	PEN	148,571	1/27/2017	RBS	2,330	—	2,330
Buy	PEN	148,571	1/27/2017	RBS	1,821	—	1,821
Buy	PEN	74,286	1/27/2017	RBS	951	—	951
Buy	PEN	74,286	1/27/2017	RBS	973	—	973
Buy	PEN	74,286	1/27/2017	RBS	981	—	981
Buy	PEN	74,286	1/27/2017	RBS	1,025	—	1,025
Buy	PEN	2,971,429	1/27/2017	RBS	26,450	—	26,450
Buy	PEN	3,268,571	1/27/2017	RBS	27,539	—	27,539
Buy	PEN	445,714	1/27/2017	RBS	2,830	—	2,830
Buy	PEN	74,286	1/27/2017	RBS	1,212	—	1,212
Buy	PEN	74,286	1/27/2017	RBS	1,056	—	1,056
Buy	PEN	148,571	1/27/2017	RBS	2,053	—	2,053
Buy	PEN	74,286	1/27/2017	RBS	1,136	—	1,136
Buy	PEN	148,571	1/27/2017	RBS	2,053	—	2,053
Buy	PEN	222,857	1/27/2017	RBS	3,628	—	3,628
Buy	PEN	222,857	1/27/2017	RBS	3,816	—	3,816
Buy	PEN	222,857	1/27/2017	RBS	4,356	—	4,356
Buy	PEN	74,286	1/27/2017	RBS	1,120	—	1,120
Buy	PEN	148,571	1/27/2017	RBS	1,992	—	1,992
Buy	PEN	148,571	1/27/2017	RBS	2,074	—	2,074
Buy	PEN	148,571	1/27/2017	RBS	1,953	—	1,953
Buy	PEN	222,857	1/27/2017	RBS	2,975	—	2,975
Buy	PEN	148,571	1/27/2017	RBS	1,962	—	1,962
Buy	PEN	371,429	1/27/2017	RBS	6,042	—	6,042
Sell	PEN	74,286	1/27/2017	RBS	—	(1,767)	(1,767)
Sell	PEN	74,286	1/27/2017	RBS	—	(1,763)	(1,763)
Sell	PEN	74,286	1/27/2017	RBS	—	(1,600)	(1,600)

See accompanying notes
22

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2016

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	PEN	74,286	1/27/2017	RBS	$—	$(1,851)	$(1,851)
Sell	PEN	222,857	1/27/2017	RBS	—	(4,753)	(4,753)
Sell	PEN	74,286	1/27/2017	RBS	—	(1,817)	(1,817)
Sell	PEN	148,571	1/27/2017	RBS	—	(3,307)	(3,307)
Sell	PEN	148,571	1/27/2017	RBS	—	(3,575)	(3,575)
Sell	PEN	9,805,714	1/27/2017	RBS	—	(225,224)	(225,224)
Sell	PEN	74,286	1/27/2017	RBS	—	(1,697)	(1,697)
Sell	PEN	74,286	1/27/2017	RBS	—	(1,712)	(1,712)
Sell	PEN	74,286	1/27/2017	RBS	—	(1,702)	(1,702)
Sell	PEN	74,286	1/27/2017	RBS	—	(2,014)	(2,014)
Sell	PEN	148,571	1/27/2017	RBS	—	(4,138)	(4,138)
Sell	PEN	148,571	1/27/2017	RBS	—	(3,973)	(3,973)
Sell	PEN	148,571	1/27/2017	RBS	—	(3,965)	(3,965)
Sell	PEN	74,286	1/27/2017	RBS	—	(1,686)	(1,686)
Sell	PEN	74,286	1/27/2017	RBS	—	(1,718)	(1,718)
Sell	PEN	74,286	1/27/2017	RBS	—	(1,675)	(1,675)
Sell	PEN	148,571	1/27/2017	RBS	—	(3,372)	(3,372)
Sell	PEN	148,571	1/27/2017	RBS	—	(3,425)	(3,425)
Sell	PEN	148,571	1/27/2017	RBS	—	(3,526)	(3,526)
Buy	PEN	11,881,355	1/30/2017	RBS	—	(11,019)	(11,019)

					$2,933,684	$(4,658,677)	$(1,724,993)

A	All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

Glossary:

Counterparty Abbreviations
DUB	Deutsche Bank AG	HUS	HSBC Bank USA	RBS	Royal Bank of Scotland PLC

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	SEK	Swedish Krona
BRL	Brazilian Real	INR	Indian Rupee	TWD	Taiwanese Dollar
CLP	Chilean Peso	JPY	Japanese Yen	USD	United States Dollar
COP	Colombian Peso	KRW	South Korean Won	ZAR	South African Rand
EUR	Euro	PEN	Peruvian Nuevo Sol
GBP	Pound Sterling	PHP	Philippine Peso

Index Abbreviations:
ASX SPI 200	Australian Stock Market Index	FTSE/MIB	Borsa Italiana- Italian Stock Market Index	OMXS30	Stockholm Stock Exchange’s leading share Index
CAC 40	Euronext Paris- French Stock Market Index	Hang Seng	Hong Kong Stock Market Index	Russell 2000	U.S. Small-Cap Stock Market Index
DAX	Deutsche Boerse AG German Stock Index	IBEX	Bolsa de Madrid- Spanish Stock Market Index	S&P 500	Standard and Poor’s U.S. Equity Large-cap Index
Euro Stoxx 50	Eurozone Blue-chip Index	KOSPI	South Korean Stock Market Index	S&P/TSX	Canadian Equity Market Index
FTSE 100	Financial Times Stock Exchange 100 Index	MSCI EAFE	Morgan Stanley Capital International- Europe, Australasia and Far East	TOPIX	Tokyo Stock Exchange Tokyo Price Index
FTSE/JSE Top 40	largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index	NASDAQ	National Association of Securities Dealers Automated Quotations

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	JSE	Johannesburg Stock Exchange	SGX	Singapore Stock Exchange
LME	London Metal Exchange

See accompanying notes
23

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2016

Other Abbreviations:
Bobl	Medium term debt that is issued by the Federal Republic of Germany	Gilt	Bank of England Bonds	SPI 200	Australian Equity Market Index Future
Bund	German Federal Government Bond	H-Shares	Shares of a company incorporated in the Chinese mainland	Sugar #11	World Benchmark for raw sugar
Buxl	Long term debt that is issued by the Federal Republic of Germany	LIBOR	London Interbank Offer Rate	USLD	Ultra-low-sulfur diesel
Euribor	Euro Interbank Offer Rate	RBOB	Reformulated Gasoline Blendstock for Oxygen Blending	WTI	West Texas Intermediate

See accompanying notes
24

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
SECURITIES HELD LONG
COMMON STOCKS—14.17%
CONSUMER DISCRETIONARY—4.35%
Automobiles—0.48%
Blue Bird Corp.A	53,100	$820,395

Hotels, Restaurants & Leisure—0.64%
Carnival PLC, ADRB C	17,227	881,850
Rezidor Hotel Group AB	51,172	199,395

		1,081,245

Media—2.43%
CBS Corp	4,308	278,512
Comcast Corp., Class A	2,313	159,713
Liberty Broadband, Class AA	13,875	1,005,383
Liberty Global PLC, Class AA B	3,305	101,100
Liberty Global PLC LiLac Group, Tracking Stock CA B M	33,898	717,621
Liberty Media Corp-Liberty Braves, Tracking Stock AA M	2,672	54,749
Liberty Media Group LLC, Tracking Stock AA L M	9,536	298,953
Liberty SiriusXM Group, Tracking Stock AA M	4,227	145,916
Naspers Ltd., ADRC	10,463	152,969
Time Warner, Inc.	1,559	150,490
Twenty-First Century Fox, Inc., Class B	31,442	856,795
Zillow Group, Inc., Class AA	6,784	247,277

		4,169,478

Specialty Retail—0.12%
Cabela’s, Inc.A	3,582	209,726

Textiles & Apparel—0.68%
Under Armour, Inc., Class CA	46,595	1,172,796

Total Consumer Discretionary		7,453,640

CONSUMER STAPLES—0.91%
Beverages—0.58%
Heineken N.V.	13,279	996,082

Food Products—0.33%
Herbalife Ltd.A	434	20,893
Unilever PLC, Sponsored ADRB C	9,914	403,500
Whitewaves Food Co.A	2,590	144,004

		568,397

Total Consumer Staples		1,564,479

ENERGY—0.57%
Oil & Gas—0.57%
Royal Dutch Shell PLC, Class A, ADRB C	17,970	977,209

FINANCIALS—3.99%
Asset Management—0.54%
Stellar Acquisition III Inc.A D E	89,800	914,164

Banks—0.19%
Bank of Kyoto Ltd.	44,695	331,938

Diversified Financials—2.20%
Avista Healthcare Public Acquisition Corp.A D E	83,000	834,150
Boulevard Acquisition Corp. IIA E	59,358	587,051
Boulevard Acquisition Corp. IA D E	9,464	96,060
Capitol Acquisition Corp. IIIA D E	9,300	95,790
Double Eagle Acquisition Corp.A D E	8,011	84,116
Double Eagle Acquisition Corp., Class A A E	128	1,267

See accompanying notes
25

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
FINANCIALS—3.99% (continued)
Diversified Financials—2.20% (continued)
Easterly Acquisition Corp.A E	194	$1,911
Electrum Special Acquisition Corp.A E	61,028	604,177
GP Investments Acquisition Corp.A E	4,510	44,649
Hennessy Capital Acquisition Corp. II A E	50,686	510,407
M I Acquisitions, Inc.A D E	45,000	457,200
Pace Holdings Corp.A E	1	10
Pace Holdings Corp.A D E	8,011	86,118
Quinpario Acquisition Corp. 2A E	11,000	109,340
Wells Fargo & Co.	4,443	244,854

		3,757,100

Insurance—1.06%
Crawford & Co., Class A	191,151	1,810,200

Total Financials		6,813,402

HEALTH CARE—0.30%
Health Care Equipment & Supplies—0.16%
St. Jude Medical, Inc.	3,400	272,646

Health Care Providers & Services—0.14%
Alere, Inc.A	6,300	245,511

Total Health Care		518,157

INDUSTRIALS—1.05%
Aerospace & Defense—0.23%
HEICO Corp., Class A	5,724	388,660

Machinery—0.66%
Volvo AB, Class A	94,171	1,108,064

Trading Companies & Distributors—0.16%
Nexeo Solutions Inc.A	95,147	66,603
Rush Enterprises, Inc., Class BA	7,002	216,152

		282,755

Total Industrials		1,779,479

INFORMATION TECHNOLOGY—1.42%
Internet Software & Services—0.75%
Global Eagle Entertainment, Inc.A	333	2,151
Sina Corp.A	3,635	220,972
Yahoo, Inc.A	27,263	1,054,260

		1,277,383

IT Consulting & Services—0.46%
Dell Technologies, Class VA	14,375	790,194

Semiconductor Equipment & Products—0.12%
NXP Semiconductors N.V.A	1,445	141,624
SunPower Corp.A	9,535	63,026

		204,650

Software—0.09%
VMware, Inc., Class AA	1,916	150,847

Total Information Technology		2,423,074

MATERIALS—0.94%
Chemicals—0.27%
Delta Technology Holdings Ltd.A	17,778	12,978
Monsanto Co.	2,700	284,067

See accompanying notes
26

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
MATERIALS—0.94% (continued)
Chemicals—0.27% (continued)
Valspar Corp.	1,408	$145,883

		442,928

Metals & Mining—0.67%
Vale S.A. Sponsored ADRC	151,073	1,151,176

Total Materials		1,594,104

REAL ESTATE—0.25%
Equity Real Estate Investment Trusts—0.25%
Forest City Realty Trust, Inc.F	1,330	35,816
Weyerhaeuser Co.F	12,800	385,152

Total Real Estate		420,968

TELECOMMUNICATION SERVICES—0.19%
Diversified Telecommunication Services—0.19%
SFR Group S.A.	11,568	326,711
Telefonica S.A.	20	184

Total Telecommunication Services		326,895

UTILITIES—0.20%
Electric—0.20%
Centrais Eletricas Brasileiras S.A., ADRA C	38,395	292,954
VivoPower International PLCA B	7,894	43,417

Total Utilities		336,371

Total COMMON STOCKS (Cost $24,105,807)		24,207,778

WARRANTS—10.67%
CONSUMER DISCRETIONARY—1.39%
Automobiles—0.40%
Blue Bird Corp., 2/24/2020, Strike Price $11.50	316,719	680,946

Hotels, Restaurants & Leisure—0.92%
Del Taco Restaurants, Inc., 6/30/2020, Strike Price $11.50	318,532	1,583,103

Media—0.07%
Hemisphere Media Group, Inc., 4/4/2018, Strike Price $12.00	331,437	112,689

Retail—0.00%
KBS Fashion Group Ltd., 1/22/2018, Strike Price $11.50	40,000	802

Total Consumer Discretionary		2,377,540

ENERGY—2.54%
Energy—0.03%
FieldPoint Petroleum Corp., 3/23/2018, Strike Price $4.00	42,260	1,564
Sunworks, Inc., 3/9/2020, Strike Price $4.15	73,040	47,476

		49,040

Oil & Gas—2.51%
Centennial Resource Development, Inc., 10/11/2021, Strike Price $11.50	513,786	4,290,113
Kinder Morgan, Inc., 5/25/2017, Strike Price $40.00	1,173,715	6,455

		4,296,568

Total Energy		4,345,608

FINANCIALS—6.22%
Asset Management—0.03%
Hennessy Capital Acquisition Corp. II, 9/11/2020, Strike Price $11.50	55,986	47,588

Banks—6.15%
Associated Banc-Corp., 11/21/2018, Strike Price $19.77	171,618	999,675
SunTrust Banks, Inc., 11/14/2018, Strike Price $44.15	362,862	4,818,807

See accompanying notes
27

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
FINANCIALS—6.22% (continued)
Banks—6.15% (continued)
TCF Financial Corp., 11/14/2018, Strike Price $16.93	158,294	$554,029
Zions Bancorporation, 5/22/2020, Strike Price $36.20	354,211	4,142,498

		10,515,009

Diversfied Financials—0.01%
Global Eagle Entertainment, Inc., 1/31/2018, Strike Price $11.50	26,337	9,876

Specialty Finance—0.03%
China Lending Corp., 7/6/2021, Strike Price $12.00	304,570	47,970

Total Financials		10,620,443

HEALTH CARE—0.23%
Biotechnology—0.17%
BioTime, Inc., 10/1/2018, Strike Price $5.00	365,602	255,921
Cellectar Biosciences Inc., 4/8/2021, Strike Price $3.04	45,853	19,258
ContraFect Corp., 1/31/2017, Strike Price $4.80	48,581	2,293

		277,472

Health Care Equipment & Supplies—0.01%
DarioHealth Corp., 3/8/2021, Strike Price $5.63	35,678	23,191

Pharmaceuticals—0.05%
EyeGate Pharmaceuticals, Inc., 7/31/2020, Strike Price $10.62	24,172	8,460
Kitov Pharmaceuticals Holdings Ltd., 11/20/2020, Strike Price $4.13	47,675	62,931
Sonoma Pharmaceuticals, Inc., 1/21/2020, Strike Price $6.50	58,393	22,189

		93,580

Total Health Care		394,243

INDUSTRIALS—0.07%
Chemicals—0.05%
AgroFresh Solutions, Inc., 2/19/2019, Strike Price $11.50	444,020	77,704

Commercial Services & Supplies—0.00%
Tempus Applied Solutions Holdings, Inc., 7/31/2020, Strike Price $11.50	37,152	206

Construction & Engineering—0.00%
Limbach Holdings, Inc., 7/20/2021, Strike Price $5.75	3,054	7,971

Marine—0.02%
Seanergy Maritime Holdings Corp., 11/10/2021 , Strike Price $2.00	122,391	41,613

Total Industrials		127,494

INFORMATION TECHNOLOGY—0.09%
Computers & Peripherals—0.09%
Applied DNA Sciences, Inc., 11/14/2019, Strike Price $3.50	78,635	39,318
Eastman Kodak Co., 9/3/2018, Strike Price $16.12	37,493	112,479

		151,797

Software & Services—0.00%
RMG Networks Holding Corp., 4/8/2018, Strike Price $11.50	59,907	959

Total Information Technology		152,756

MATERIALS—0.13%
Chemicals—0.00%
Delta Technology Holdings Ltd., 12/18/2017, Strike Price $10.00	9,990	1,126

Metals & Mining—0.13%
Franco-Nevada Corp., 6/16/2017, Strike Price $75.00	20,104	202,889
New Gold, Inc., 6/28/2017, Strike Price $15.00	62,717	2,569

See accompanying notes
28

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
MATERIALS—0.13% (continued)
Metals & Mining—0.13% (continued)
Timmins Gold Corp., 5/30/2018 , Strike Price $0.70	180,374	$12,091

		217,549

Total Materials		218,675

Total WARRANTS (Cost $9,110,588)		18,236,759

CONVERTIBLE PREFERRED STOCKS—0.98%
ENERGY—0.00%
SunEdison, Inc., 6.75%, Due 12/31/2029	500	2,243

FINANCE—0.40%
Anthem, Inc., 5.25%, Due 5/1/2018	14,448	678,333

MANUFACTURING—0.58%
William Lyon Homes, Inc., 6.50%, Due 12/01/2017	10,400	991,432

Total CONVERTIBLE PREFERRED STOCKS (Cost $1,676,149)		1,672,008

PREFERRED STOCKS—4.39%
MANUFACTURING—0.92%
Chemicals—0.85%
Rayonier Advanced Materials, Inc., 8.00%, Due 8/15/2019	12,553	1,452,759

Machinery—0.07%
Rexnord Corp., 5.75%, Due 11/15/2019	2,329	114,121

Total Manufacturing		1,566,880

SERVICE—1.63%
Mandatory Exchange Trust, 5.75%, Due 6/03/2019 H	25,500	2,785,875

UTILITIES—1.84%
Electric—0.62%
Great Plains Energy, Inc., 7.00%, Due 9/15/2019	20,829	1,053,947

Multi-Utilities—1.22%
Dominion Resources, Inc., 6.75%, Due 8/15/2019	41,148	2,082,089

Total Utilities		3,136,036

Total PREFERRED STOCKS (Cost $7,154,373)		7,488,791

	Principal Amount
CONVERTIBLE OBLIGATIONS—23.44%
Aerospace/Defense—0.24%
Aerojet Rocketdyne Holdings, Inc., 2.25%, Due 12/15/2023 H	$428,000	416,765

Banks—0.17%
Immunogen, Inc., 4.50%, Due 7/1/2021 H	426,000	286,751

Cable/Broadcasting/Satellite—1.18%
Dish Network Corp., 3.375%, Due 8/15/2026 H	1,775,000	2,020,172

Electric—0.51%
Chugoku Electric Power Co., 0.01%, Due 3/25/2020	100,000,000	869,947

Electronics—4.35%
Advanced Micro Devices, Inc., 2.125%, Due 9/1/2026	2,063,000	3,253,093
Intel Corp., 2.95%, Due 12/15/2035	3,086,000	4,168,029

		7,421,122

See accompanying notes
29

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

	Principal Amount	Fair Value
Information / Data Technology—1.01%
Unisys Corp., 5.50%, Due 3/1/2021 H	$1,000,000	$1,726,250

Internet Tech—3.39%
SINA Corp/China, 1.00%, Due 12/1/2018	2,638,000	2,613,269
Yahoo, Inc., 0.01%, Due 12/1/2018	1,606,000	1,586,929
Zillow Group, Inc., 2.00%, Due 12/1/2021H	1,557,000	1,598,844

		5,799,042

Oil & Gas—0.92%
Chesapeake Energy Corp., 5.50%, Due 9/15/2026 H	1,442,000	1,560,965

Pharmaceuticals—3.69%
Bayer Capital Corp., 5.625%, Due 11/22/2019H	3,900,000	4,478,922
Depomed, Inc., 2.50%, Due 9/1/2021	1,606,000	1,828,833

		6,307,755

Power—0.67%
Green Plains, Inc., 4.125%, Due 9/1/2022 H	972,000	1,150,605

Telecom—7.31%
America Movil S.A.B. de C.V., 5.50%, Due 9/17/2018	3,600,000	3,299,933
Ciena Corp., 3.75%, Due 10/15/2018H	2,633,000	3,556,195
InterDigital, Inc., 1.50%, Due 3/1/2020	1,981,000	2,683,017
Telefonica Participacion Co., 4.90%, Due 9/25/2017H	3,200,000	2,954,158

		12,493,303

Total CONVERTIBLE OBLIGATIONS (Cost $38,304,039)		40,052,677

COLLATERALIZED MORTGAGE OBLIGATIONS—18.40%
Agency CMO Interest Only—0.69%
Fannie Mae Interest Strip,
8.50%, Due 3/25/2023, 211 2	252,020	46,017
5.00%, Due 4/25/2034, 351 5	285,132	59,413
5.50%, Due 7/25/2035, 359 13	1,546,037	339,230
5.50%, Due 8/25/2035, 359 14	1,174,612	251,935
5.50%, Due 10/25/2035, 359 12	1,121,649	249,574
7.00%, Due 2/25/2037, 381 17	879,223	218,094

		1,164,263

Agency CMO Interest Only Inverse Floater—5.98%
Fannie Mae REMICS,
6.666%, Due 2/25/2024, 1996 45 SI (7.25%—1 x LIBOR 1 Month)	1,379,571	188,867
6.50%, Due 3/25/2027, 1997 9 CL H	865,632	135,689
7.450%, Due 9/17/2027, 1997 65 SI (8.00%—1 x LIBOR 1 Month)I	1,734,612	339,536
7.00%, Due 10/25/2031, 2016 3 IK	990,588	221,525
7.166%, Due 3/25/2032, 2002 8 SC (7.75%—1 x LIBOR 1 Month)I	155,275	35,870
6.416%, Due 9/25/2032, 2002 90 DS (7.00%—1 x LIBOR 1 Month)I	921,514	166,023
7.416%, Due 12/25/2032, 2002 86 US (8.00%—1 x LIBOR 1 Month)I	607,864	131,692
5.50%, Due 7/25/2033, 2004 62 TP (38.50%—5.5 x LIBOR 1 Month)I	2,123,732	432,770
4.50%, Due 12/25/2033, 2003 119 GI	131,768	32,903
6.016%, Due 2/25/2035, 2005 2 S (6.60%—1 x LIBOR 1 Month)I	201,393	40,821
6.046%, Due 7/25/2035, 2005 66 LS (6.63%—1 x LIBOR 1 Month)I	2,273,738	457,606
5.546%, Due 8/25/2035, 2005 73 ST (6.13% -1 x LIBOR 1 Month)	2,349,537	383,066
6.086%, Due 10/25/2035, 2005 83 SL (6.67%—1 x LIBOR 1 Month)I	735,071	139,317
6.116%, Due 3/25/2036, 2006 8 HL (6.70%—1 x LIBOR 1 Month)I	1,987,493	378,725
5.814%, Due 6/25/2036, 2006 44 SF (6.57%—1 x LIBOR 1 Month)I	3,960,095	815,024
6.666%, Due 6/25/2036, 2006 46 ES (7.25% 1 x LIBOR 1 Month)	1,510,528	308,627
6.026%, Due 7/25/2036, 2007 28 GS (6.61%—1 x LIBOR 1 Month)I	989,078	176,613
5.824%, Due 10/25/2036, 2006 92 LI (6.58% -1 x LIBOR 1 Month)I	1,398,908	261,784
5.466%, Due 11/25/2036, 2008 50 SA (6.05%—1 x LIBOR 1 Month)I	191,515	31,484
6.006%, Due 11/25/2036, 2006 106 CS (6.59% -1 x LIBOR 1 Month)I	2,225,766	412,356
6.056%, Due 12/25/2036, 2006 117 SA (6.64%—1 x LIBOR 1 Month)I	1,530,602	279,314
5.916%, Due 2/25/2037, 2007 1 NI (6.50%—1 x LIBOR 1 Month)I	1,540,403	241,488
5.00%, Due 3/25/2039, 2009 11 TI	999,154	189,371

See accompanying notes
30

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

	Principal Amount	Fair Value
Fannie Mae REMICS, (continued)
5.00%, Due 5/25/2039, 2009 50 GI	$1,074,872	$227,415
5.00%, Due 2/25/2040, 2010 16 PI	161,020	38,311
5.896%, Due 7/25/2040, 2010 68 SC (6.48%—1 x LIBOR 1 Month)I	1,366,389	272,493
8.535%, Due 12/25/2041, 2011 130 NY (9.60%—2 x LIBOR 1 Month)I	263,567	275,382
5.50%, Due 12/25/2043, 2014 38 QI	1,764,278	460,150
5.00%, Due 5/25/2045, 2015 30 EI	1,714,480	344,302
5.50%, Due 5/25/2045, 2015 30 IO	2,799,491	692,534
5.494%, Due 9/25/2045, 2015 66 AS (6.25%—1 x LIBOR 1 Month)	2,531,206	434,884
5.00%, Due 10/25/2045, 2015 70 JI	1,443,352	300,200
5.50%, Due 7/25/2046, 2016 45 MI	3,191,238	722,627
2.064%, Due 6/25/2055, 2015 42 AI	3,469,174	230,852
1.943%, Due 9/25/2055, 2015 64 SK	6,683,980	433,424

		10,233,045

Agency CMO Interest Only—3.78%
Freddie Mac REMICS,
3.00%, Due 3/15/2026, 3939 EI	6,250,321	456,403
7.562%, Due 2/15/2028, 2526 SW (8.10%—1 x LIBOR 1 Month)I	117,355	23,347
8.50%, Due 1/15/2030, 2206 IO	136,619	33,578
7.412%, Due 2/15/2032, 2411 S (7.95%—1 x LIBOR 1 Month)I	840,378	155,218
7.00%, Due 4/15/2032, 2525 IK	131,964	40,567
7.262%, Due 6/15/2032, 3489 SD (7.80%—1 x LIBOR 1 Month)I	122,441	25,588
5.50%, Due 3/15/2033, 2581 IL	692,840	191,663
12.418%, Due 7/15/2033, 2647 IV (13.75%—1 x LIBOR 1 Month)I	507,357	315,498
5.512%, Due 3/15/2035, 2950 SN (6.05%—1 x LIBOR 1 Month)I	878,830	151,137
6.162%, Due 10/15/2036, 3232 ST (6.70%—1 x LIBOR 1 Month)I	167,761	27,929
5.782%, Due 12/15/2036, 3257 SI (6.32%—1 x LIBOR 1 Month)I	627,233	113,880
6.152%, Due 12/15/2036, 3256 S (6.69%—1 x LIBOR 1 Month)I	1,166,994	207,234
5.746%, Due 1/15/2037, 3260 SA (6.45%—1 x LIBOR 1 Month)I	2,432,530	423,759
5.942%, Due 7/15/2037, 3510 CI (6.48%—1 x LIBOR 1 Month)I	2,032,461	364,557
6.426%, Due 7/15/2037, 3355 KI (7.13%—1 x LIBOR 1 Month)I	4,107,180	580,220
5.492%, Due 9/15/2037, 3368 AI (6.03%—1 x LIBOR 1 Month)I	1,427,266	222,087
5.832%, Due 10/15/2037, 3380 SI (6.37% -1 x LIBOR 1 Month)I	1,788,934	313,075
1.00%, Due 3/15/2038, 3421 IO	12,829,152	548,268
2.021%, Due 4/15/2039, 4314 IT (WAC—(LIBOR 1 Month + 0.35%))	4,345,798	281,125
8.024%, Due 5/15/2041, 3866 DS (9.10%—2 x LIBOR 1 Month)I	360,950	388,776
6.177%, Due 9/15/2041, 3997 ES (6.93%—1.4 x LIBOR 1 Month)I	153,531	161,007
1.936%, Due 10/15/2041, 4413 WI (WAC—(LIBOR 1 Month + 0.35%))	1,018,006	61,971
3.00%, Due 12/15/2042, 4594 IJ	3,668,950	441,846
0.879%, Due 4/15/2043, 4517 KI (1.071%—0.3571 x LIBOR 1 Month)I	4,437,576	147,240
6.00%, Due 11/15/2043, 4472 IJ	2,093,749	500,438
6.00%, Due 6/15/2045, 4496 ID	1,458,977	295,017

		6,471,428

Agency CMO Interest Only Inverse Floater—7.95%
Ginnie Mae REMIC Trust,
6.958%, Due 5/16/2031, 2001 22 SD (7.50%—1 x LIBOR 1 Month)I	376,141	75,829
6.958%, Due 6/16/2032, 2002 41 SY (7.50%—1 x LIBOR 1 Month)I	113,762	17,040
7.158%, Due 2/16/2033, 2003 11 SK (7.70%—1 x LIBOR 1 Month)I	273,983	43,229
7.088%, Due 6/20/2033, 2004 56 S (7.65%—1 x LIBOR 1 Month)I	423,019	84,250
5.888%, Due 10/16/2033, 2003 92 SN (6.43%—1 x LIBOR 1 Month)I	173,519	28,230
6.038%, Due 11/20/2033, 2003 98 SC (6.60%—1 x LIBOR 1 Month)I	1,176,747	227,094
6.588%, Due 11/20/2033, 2004 37 SM (7.15%—1 x LIBOR 1 Month)I	1,199,745	77,821
6.008%, Due 5/16/2034, 2004 40 SB (6.55%—1 x LIBOR 1 Month)I	2,464,974	376,733
6.361%, Due 6/20/2034, 2004 46 S (7.10%—1 x LIBOR 1 Month)	2,772,081	630,107
5.538%, Due 9/20/2034, 2004 86 SP (6.10%—1 x LIBOR 1 Month)I	164,422	21,681
5.538%, Due 1/20/2035, 2009 25 SB (6.10%—1 x LIBOR 1 Month)I	2,326,319	88,950
5.00%, Due 6/20/2035, 2014 183 IM	1,804,701	413,039
6.258%, Due 8/16/2036, 2006 47 SA (6.80%—1 x LIBOR 1 Month)I	1,477,822	286,950
5.50%, Due 9/20/2036, 2016 78 TI	6,144,679	475,409
6.018%, Due 11/16/2036, 2008 83 SD (6.56% -1 x LIBOR 1 Month)I	98,289	18,491

See accompanying notes
31

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

	Principal Amount	Fair Value
Ginnie Mae REMIC Trust, (continued)
5.538%, Due 5/20/2037, 2011 133 KS (6.10%—1 x LIBOR 1 Month)I	$2,577,092	$456,078
5.961%, Due 6/20/2037, 2010 47 PX (6.70%—1 x LIBOR 1 Month)I	1,213,809	218,913
6.088%, Due 12/20/2037, 2007 81 SP (6.65%—1 x LIBOR 1 Month)I	2,448,483	443,107
5.858%, Due 5/16/2038, 2008 40 SA (6.40% -1 x LIBOR 1 Month)I	286,701	48,004
5.00%, Due 9/20/2038, 2016 12 KI	1,187,237	308,964
5.50%, Due 5/16/2039, 2009 776 GI	1,156,124	215,165
4.50%, Due 1/16/2040, 2016 44 PI	2,354,239	474,433
4.00%, Due 2/20/2040, 2015 162 LI	1,781,152	270,777
5.438%, Due 5/20/2040, 2016 75 SA (6.00%—1 x LIBOR 1 Month)I	3,831,253	572,011
6.00%, Due 9/20/2040, 2016 75 IO	2,519,450	588,878
3.50%, Due 10/20/2041, 2013 81 PI	4,472,086	597,209
3.50%, Due 5/16/2042, 2015 84 IO	4,015,304	778,262
5.00%, Due 5/16/2042, 2013 44 IB	434,440	105,030
5.00%, Due 6/20/2043, 2013 86 IA	327,252	72,079
6.158%, Due 8/16/2043, 2013 113 SD (6.70%—1 x LIBOR 1 Month)I	1,822,285	342,318
5.588%, Due 11/20/2043, 2013 165 ST (6.15%—1 x LIBOR 1 Month)I	173,021	26,591
0.973%, Due 1/16/2044, 2015 80 HI	3,200,777	121,629
5.50%, Due 1/20/2044, 2014 2 TI	455,869	90,428
6.00%, Due 5/20/2044, 2016 1 IO	2,193,895	386,030
6.267%, Due 11/20/2044, 2014 161 SL (6.80% -1 x LIBOR 1 Month)I	170,824	33,607
5.00%, Due 12/16/2045, 2015 180 CI	1,316,575	315,734
4.50%, Due 5/20/2046, 2016 69 WI	2,524,023	530,018
3.50%, Due 7/20/2046, 2016 90 PI	6,311,134	1,049,432
2.295%, Due 6/20/2065, 2015 H13 AI	4,434,843	485,753
2.045%, Due 1/20/2066, 2016 H04 BI	4,971,184	590,328
1.919%, Due 2/20/2066, 2016 H04 KI	4,994,586	486,972
2.167%, Due 2/20/2066, 2016 H07 NI	4,883,593	592,136
1.923%, Due 4/20/2066, 2016 H13 EI	4,048,239	498,439

		13,563,178

Total COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $31,035,702)		31,431,914

	Shares
INVESTMENT COMPANIES—6.40%
CLOSED-END FUNDS—6.40%
Adams Diversified Equity Fund, Inc	47,087	598,476
Adams Natural Resources Fund I	15,000	302,550
BlackRock Resources & Commodities Strategy Trust	32,600	269,602
China Fund, Inc.	10,400	156,520
Direxion Daily FTSE China Bull 3X Shares	989	47,838
Invesco Dynamic Credit Opportunities Fund	156,734	1,927,828
Invesco Senior Income Trust .	244,879	1,136,239
Liberty All Star Equity Fund	117,601	606,821
Morgan Stanley China A Share Fund, Inc.	8,564	145,502
Nuveen Credit Strategies Income Fund	134,076	1,186,573
Pershing Square Holdings Ltd/Fund	25,871	376,164
Swiss Helvetia Fund, Inc.	40,114	409,564
Vanguard FTSE Emerging Markets Fund	62,000	1,956,100
Voya Prime Rate Trust	232,939	1,290,482
WisdomTree Japan Hedged Equity Fund	10,000	495,400

Total Closed-End Funds		10,905,659

Total INVESTMENT COMPANIES (Cost $10,493,321)		10,905,659

EXCHANGE-TRADED INSTRUMENTS—4.94%
EXCHANGE-TRADED FUNDS—3.09%iShares 20+ Year Treasury Bond ETF	487	58,016
iShares US Preferred Stock ETF	1,842	68,541
PowerShares DB US Dollar Index Bullish Fund	75,600	2,000,376
SPDR S&P500 ETF Trust	13,060	2,919,302

See accompanying notes
32

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
EXCHANGE-TRADED FUNDS—3.09% (continued)
Vaneck Vectors Gold Miners ETF	10,902	$228,070

Total Exchange-Traded Funds		5,274,305

EXCHANGE-TRADED NOTES—1.85%
ETRACS Monthly Pay 2xLeveraged Closed-End Fund ETN	44,061	738,022
iPATH S&P 500 VIX Mid-Term Futures ETN	21,444	747,323
iPATH S&P 500 VIX Short-Term Futures ETN	46,296	1,181,011
VelocityShares Daily Inverse VIX Short Term ETN	10,500	490,875

Total Exchange-Traded Notes		3,157,231

Total EXCHANGE-TRADED INSTRUMENTS (Cost $8,131,253)		8,431,536

SHORT-TERM INVESTMENTS—15.22% (Cost $26,003,015)
American Beacon U.S. Government Money Market Select Fund, Select ClassG	26,003,015	26,003,015

Total SECURITIES HELD LONG (Cost $156,014,247)		168,430,137

SECURITIES SOLD SHORT
COMMON STOCKS—(53.09%)
CONSUMER DISCRETIONARY—(7.99%)
Automobiles—(1.48%)
Blue Bird Corp.A	(163,791)	(2,530,571)

Homebuilders—(0.41%)
William Lyon Homes, Inc., Class AA	(36,618)	(696,841)

Hotels, Restaurants & Leisure—(2.36%)
Carnival Corp	(17,238)	(897,411)
Chipotle Mexican Grill, Inc.A	(194)	(73,200)
Del Taco Restaurants, Inc.A	(208,136)	(2,938,880)
Restaurant Brands International, Inc.	(2,628)	(125,250)

		(4,034,741)

Media—(3.60%)
Altice N.V., Class AA	(33,050)	(655,098)
CBS Corp., Class BJ	(4,287)	(272,739)
Dish Network Corp., Class A	(22,305)	(1,292,129)
Hemisphere Media Group, Inc.A	(72,297)	(809,726)
Liberty Braves Group, Tracking Stock CA M	(2,704)	(55,675)
Liberty Broadband, Class CA	(13,775)	(1,020,314)
Liberty Global PLC LiLac Group, Tracking Stock AA B M	(33,620)	(738,295)
Liberty Media Group LLC, Tracking Stock CA L M	(9,524)	(298,387)
Liberty SiriusXM Group, Tracking Stock CA M	(4,309)	(146,161)
Twenty-First Century Fox, Inc., Class A	(31,442)	(881,634)

		(6,170,158)

Specialty Retail—(0.13%)
Rush Enterprises, Inc., Class AA	(6,994)	(223,109)

Textiles & Apparel—(0.01%)
Under Armour, Inc., Class AA	(863)	(25,070)

Total Consumer Discretionary		(13,680,490)

CONSUMER STAPLES—(0.83%)
Beverages—(0.54%)
Heineken Holding N.V.	(13,265)	(923,540)

Food Products—(0.29%)
Mondelez International, Inc., Class A	(1,539)	(68,224)
Nomad Foods Ltd.A	(2,238)	(21,417)

See accompanying notes
33

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
CONSUMER STAPLES—(0.83%) (continued)
Food Products—(0.29%) (continued)
Unilever N.V	(9,914)	$(407,069)

		(496,710)

Total Consumer Staples		(1,420,250)

ENERGY—(5.97%)
Energy Equipment & Services—(0.16%)
McDermott International, Inc.A	(2,000)	(14,780)
Transocean Ltd.A	(17,962)	(264,760)

		(279,540)

Oil & Gas—(5.81%)
Centennial Resource Development, Inc.A	(365,726)	(7,212,117)
Chesapeake Energy Corp.A	(134,063)	(941,122)
Green Plains Renewable Energy, Inc.	(27,372)	(762,310)
Royal Dutch Shell PLC, Class B, ADRB C	(17,474)	(1,012,968)

		(9,928,517)

Total Energy		(10,208,057)

FINANCIALS—(20.91%)
Banks—(19.49%)
Associated Banc-Corp.	(142,820)	(3,527,654)
SunTrust Banks, Inc.	(282,509)	(15,495,619)
TCF Financial Corp	(110,873)	(2,172,002)
Zions Bancorporation	(280,830)	(12,086,923)

		(33,282,198)

Insurance—(1.40%)
Crawford & Co., Class B	(190,061)	(2,387,166)

Thrifts and Mortgage Finance—(0.02%)
Federal National Mortgage AssociationA	(7,758)	(30,256)

Total Financials		(35,699,620)

HEALTH CARE—(3.10%)
Biotechnology—(0.23%)
BioTime, Inc.A	(64,600)	(233,206)
Immunogen, Inc.A	(75,080)	(153,163)

		(386,369)

Health Care Providers & Services—(0.24%)
Anthem, Inc.	(2,847)	(409,313)

Pharmaceuticals—(2.63%)
Abbott Laboratories	(2,961)	(113,732)
Bayer AG	(31,133)	(3,248,705)
Depomed, Inc.A	(62,467)	(1,125,655)
Valeant Pharmaceuticals International, Inc.	(1,451)	(21,069)

		(4,509,161)

Total Health Care		(5,304,843)

INDUSTRIALS—(1.09%)
Aerospace & Defense—(0.26%)
HEICO Corp.	(5,724)	(441,607)

Construction & Engineering—(0.02%)
Limbach Holdings, Inc.A	(2,964)	(41,792)

See accompanying notes
34

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
INDUSTRIALS—(1.09%) (continued)
Machinery—(0.70%)
Rexnord Corp.A	(3,932)	$(77,028)
Volvo AB, Class BA	(94,833)	(1,107,527)

		(1,184,555)

Trading Companies & Distributors—(0.11%)
Nexeo Solutions Inc.A	(19,636)	(182,811)

Total Industrials		(1,850,765)

INFORMATION TECHNOLOGY—(7.46%)
Communications Equipment—(2.53%)
Ciena Corp.A	(97,205)	(2,372,774)
InterDigital, Inc.	(21,271)	(1,943,106)

		(4,315,880)

Computers & Peripherals—(0.22%)
Eastman Kodak Co.A	(23,954)	(371,287)

Internet Software & Services—(0.79%)
Alibaba Group Holding Ltd., Sponsored ADRA C	(2,883)	(253,156)
Tencent Holdings Ltd., ADRC	(9,416)	(228,056)
Zillow Group, Inc., Class CA	(23,925)	(872,545)

		(1,353,757)

IT Consulting & Services—(0.81%)
Unisys Corp.A	(92,418)	(1,381,649)

Semiconductor Equipment & Products—(3.11%)
Advanced Micro Devices, Inc.	(217,337)	(2,464,601)
Intel Corp.	(78,407)	(2,843,822)

		(5,308,423)

Total Information Technology		(12,730,996)

MATERIALS—(1.36%)
Chemicals—(0.79%)
AgroFresh Solutions, Inc.A	(22,793)	(60,401)
Air Products & Chemicals, Inc.	(269)	(38,688)
Platform Specialty Products Corp.A	(2,716)	(26,644)
Rayonier Advanced Materials, Inc.	(77,827)	(1,203,205)

		(1,328,938)

Metals & Mining—(0.34%)
Franco-Nevada Corp.	(9,835)	(588,056)

Paper & Forest Products—(0.23%)
International Paper Co.	(7,351)	(390,044)

Total Materials		(2,307,038)

REAL ESTATE—(0.04%)
Forest City Realty Trust, Inc.F	(1,742)	(36,303)
Howard Hughes Corp.A	(240)	(27,384)

Total Real Estate		(63,687)

TELECOMMUNICATION SERVICES—(2.84%)
Koninklijke KPN N.V.A	(210,000)	(621,169)
Koninklijke KPN N.V.A	(629,134)	(1,863,594)
Telefonica S.A.	(255,513)	(2,372,277)

Total Telecommunication Services		(4,857,040)

See accompanying notes
35

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
UTILITIES—(1.50%)
Electric—(1.39%)
Centrais Eletricas Brasileiras S.A., Sponsored ADRA C	(38,321)	$(265,948)
Dominion Resources, Inc.	(17,693)	(1,355,107)
Great Plains Energy, Inc.	(27,794)	(760,166)

		(2,381,221)

Multi Utilities—(0.11%)
Chugoku Electric Power Co.	(15,533)	(182,210)

Total Utilities		(2,563,431)

Total COMMON STOCKS (Proceeds $(80,986,939))		(90,686,217)

WARRANTS—(0.13%) (Proceeds $(144,133))
FINANCIALS—(0.13%)
Wells Fargo & Co., 10/28/2018, Strike Price $33.90	(10,544)	(224,904)

PREFERRED STOCKS – (0.66%)
FINANCE – (0.04%)
Citigroup, Inc., 7.125%, Due 12/31/2049	(2,465)	(68,970)

MATERIALS – (0.62%)
Vale S.A., Sponsored ADRC K	(152,950)	(1,053,826)

Total PREFERRED STOCKS (Proceeds $(1,052,787))		(1,122,796)

EXCHANGE-TRADED INSTRUMENTS—(3.64%)
EXCHANGE-TRADED FUNDS—(3.64%)
Direxion Daily Gold Miners Index Bull 3X Shares	(50,734)	(387,608)
Direxion Daily Junior Gold Miners Index Bull 3x Shares	(50,000)	(279,000)
iShares China Large-Cap Fund	(2,900)	(100,659)
iShares MSCI Emerging Markets Fund	(3,700)	(129,537)
iShares MSCI Switzerland Capped ETF	(13,722)	(404,250)
iShares MSCI USA Minimum Volatility ETF	(10,543)	(476,754)
PowerShares DB US Dollar Index Bullish Fund	(84,074)	(2,224,598)
SPDR EURO STOXX 50 ETF	(66,244)	(2,216,524)

Total EXCHANGE-TRADED INSTRUMENTS (Proceeds $(6,630,556))		(6,218,930)

INVESTMENT COMPANIES—(1.58%)
CLOSED-END FUNDS—(1.58%)
Vanguard FTSE Emerging Markets Fund	(68,505)	(2,161,333)
WisdomTree Japan Hedged Equity Fund	(10,263)	(508,429)

Total INVESTMENT COMPANIES (Proceeds $(2,605,849))		(2,669,762)

Total SECURITIES SOLD SHORT (Proceeds $(91,420,264))		(100,922,609)

TOTAL INVESTMENTS IN SECURITIES (excludes Securities Sold Short)—98.61% (Cost $156,014,247)		168,430,137
TOTAL PURCHASED OPTIONS—3.92% (Premiums Paid $10,848,724)		6,699,506
TOTAL WRITTEN OPTIONS—(0.28)% (Premiums Received $(1,609,965))		(482,819)
TOTAL SECURITIES SOLD SHORT—(59.10)% (Proceeds $(91,420,264))		(100,922,609)
OTHER ASSETS, NET OF LIABILITIES—56.85%		97,126,674

TOTAL NET ASSETS—100.00%		$170,850,889

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	PLC - Public Limited Company.
C	ADR - American Depositary Receipt.
D	Unit - Usually consists of one common stock and/or rights and warrants.
E	SPAC - Special Purpose Acquisition Company.

See accompanying notes
36

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

F	REIT - Real Estate Investment Trust.
G	The Fund is affiliated by having the same investment advisor.
H	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $22,535,502 or 13.19% of net assets. The Fund has no right to demand registration of these securities.
I	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
J	Non-voting participating shares.
K	A type of Preferred Stock that has no maturity date.
[l]	LLC – Limited Liability Company.
M	Tracking Stock - A form of common stock that is issued by a parent company and tracks the performance of a specific division of that parent company. It allows investors the chance to invest in an individual sector of a company while the parent company maintains overall control.

Futures Contracts Open on December 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Nikkei 225 (CME) Futures	Long	19	March 2017	$1,815,451	$53,165
U.S. Dollar Index Futures	Short	65	March 2017	(6,648,591)	61,363
U.S. Ultra Treasury 10-Year Note Futures	Short	5	March 2017	(670,313)	4,801

				$(5,503,453)	$119,329

Purchased Options Outstanding on December 31, 2016:

Equity Options

Description	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Paid	Fair Value	Net Unrealized Appreciation (Depreciation)
Call - Agrofresh Solutions, Inc.	7.50	1/20/2017	USD	12	$721	$60	$(661)
Call - Energy XXI Ltd.	1.50	1/20/2017	USD	169	8,710	423	(8,287)
Call - Energy XXI Ltd.	2.00	1/20/2017	USD	5	178	13	(165)
Call - Kinross Gold Corp.	7.00	1/20/2017	USD	1,708	129,024	1,708	(127,316)
Call - Linn Energy LLC	4.00	1/20/2017	USD	1,653	71,090	4,133	(66,957)
Call - McDermott International, Inc.	6.00	1/20/2017	USD	20	802	2,900	2,098
Call - McDermott International, Inc.	7.00	1/20/2017	USD	5	150	300	150
Call - Monsanto Co.	115.00	1/20/2017	USD	440	70,040	3,960	(66,080)
Call - Sunpower Corp.	9.00	1/20/2017	USD	300	6,762	600	(6,162)
Put - Alibaba Group Holding Ltd.	105.00	1/20/2017	USD	370	231,666	641,578	409,912
Put - Bunge Ltd.	35.00	1/20/2017	USD	130	7,220	650	(6,570)
Put - Under Armour, Inc.	40.00	1/20/2017	USD	400	360,460	443,998	83,538
Put - Vipshop Holdings Ltd.	6.00	1/20/2017	USD	1,038	35,464	12,975	(22,489)
Put - Biotime, Inc.	3.00	3/17/2017	USD	87	4,068	1,523	(2,545)
Put - Dish Network Corp.	30.00	3/17/2017	USD	709	45,996	5,318	(40,678)
Put - Sina Corp./China	60.00	3/17/2017	USD	310	70,480	142,600	72,120
Put - SPDR S&P Oil + Gas Exploration	31.00	3/17/2017	USD	855	108,680	12,825	(95,855)
Put - Sunpower Corp.	7.00	3/17/2017	USD	1,051	115,992	117,712	1,720
Put - Advanced Micro Devices, Inc.	4.00	4/21/2017	USD	1,259	23,303	6,295	(17,008)
Call - Transocean Ltd.	17.00	5/19/2017	USD	722	87,999	62,453	(25,546)
Call - William Lyon Homes	20.00	5/19/2017	USD	50	14,552	8,500	(6,052)
Call - Energy XXI Ltd.	1.00	1/19/2018	USD	27	2,067	68	(1,999)
Call - Energy XXI Ltd.	2.00	1/19/2018	USD	559	27,341	1,398	(25,943)
Call - Linn Energy LLC	3.00	1/19/2018	USD	345	17,781	863	(16,918)
Call - Wells Fargo & Co.	40.00	1/19/2018	USD	64	46,115	100,800	54,685

					$1,486,661	$1,573,653	$86,992

See accompanying notes
37

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

ETF Options

Description	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Paid	Fair Value	Net Unrealized Appreciation (Depreciation)
Call - CurrencyShares British Pound ETF	150.00	1/20/2017	USD	297	$77,561	$743	$(76,818)
Call - CurrencyShares British Pound ETF	140.00	1/20/2017	USD	542	378,936	1,355	(377,581)
Call - CurrencyShares British Pound ETF	135.00	1/20/2017	USD	240	17,050	240	(16,810)
Call - SPDR Euro STOXX 50 ETF	35.00	1/20/2017	USD	1,507	192,561	15,070	(177,491)
Call - Vaneck Vectors Junior Gold Miners ETF	34.00	1/20/2017	USD	600	36,324	48,000	11,676
Put - iShares iBoxx High Yield Corporate Bond ETF	85.00	1/20/2017	USD	1,088	23,980	19,584	(4,396)
Put - iShares MSCI Brazil Capped ETF	23.00	1/20/2017	USD	264	71,774	264	(71,510)
Put - iShares U.S. Real Estate ETF	65.00	1/20/2017	USD	169	62,473	423	(62,050)
Put - Wisdomtree Japan Hedged Equity ETF	39.00	1/20/2017	USD	64	1,009	96	(913)
Call - iShares 20+ Year Treasury Bond ETF	124.00	3/17/2017	USD	519	180,633	66,432	(114,201)
Call - iShares Edge MSCI Min Vol USA ETF	48.00	3/17/2017	USD	1,295	112,208	22,663	(89,545)
Call - iShares MSCI Emerging Markets ETF	34.00	3/17/2017	USD	683	132,558	136,600	4,042
Call - Vaneck Vectors Gold Miners ETF	18.00	3/17/2017	USD	750	169,156	279,000	109,844
Put - iShares 20+ Year Treasury Bond ETF	115.00	3/17/2017	USD	519	148,974	85,116	(63,858)
Put - iShares MSCI Emerging Markets ETF	34.00	3/17/2017	USD	683	137,252	65,568	(71,684)
Call - iShares China Large-Cap ETF	37.00	6/16/2017	USD	815	149,342	103,913	(45,429)
Put - iShares China Large-Cap ETF	36.00	6/16/2017	USD	509	156,527	143,029	(13,498)
Call - SPDR Euro STOXX 50 ETF	32.00	1/19/2018	USD	769	174,594	238,390	63,796
Call - Wisdomtree Japan Hedged Equity ETF	50.78	1/19/2018	USD	1,250	202,801	468,750	265,949
Put - SPDR Euro STOXX 50 ETF	31.00	1/19/2018	USD	769	293,789	142,265	(151,524)
Put - Wisdomtree Japan Hedged Equity ETF	40.78	1/19/2018	USD	3,779	1,741,098	555,511	(1,185,587)
Put - Wisdomtree Japan Hedged Equity ETF	35.00	1/19/2018	USD	2,186	671,099	148,648	(522,451)
Put - Wisdomtree Japan Hedged Equity ETF	37.78	1/19/2018	USD	2,663	940,387	251,654	(688,733)
Put - Wisdomtree Japan Hedged Equity ETF	30.00	1/19/2018	USD	664	113,015	22,244	(90,771)

					$6,185,101	$2,815,558	$(3,369,543)

ETN Options

Description	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Paid	Fair Value	Net Unrealized Appreciation (Depreciation)
Call - Ipath S&P 500 Vix Short-Term Futures ETN	22.00	1/20/2017	USD	780	$358,836	$294,060	$(64,776)
Put - Ipath S&P 500 Vix Short-Term Futures ETN	28.00	3/17/2017	USD	936	588,716	482,040	(106,676)
Put - Ipath S&P 500 Vix Short-Term Futures ETN	24.00	3/17/2017	USD	788	259,229	187,544	(71,685)
Put - Ipath S&P 500 Vix Short-Term Futures ETN	18.00	6/16/2017	USD	1,805	151,499	200,355	48,856

					$1,358,280	$1,163,999	$(194,281)

Index Options

Description	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Paid	Fair Value	Net Unrealized Appreciation (Depreciation)
Put - Powershares DB US Dollar Index	22.00	1/20/2017	USD	788	$7,490	$1,970	$(5,520)
Put - Powershares DB US Dollar Index	25.00	1/20/2017	USD	1,491	126,004	1,491	(124,513)
Put - Powershares DB US Dollar Index	24.00	1/20/2017	USD	1,711	86,024	856	(85,168)
Put - S&P 500 Index	2,205.00	1/27/2017	USD	22	22,221	40,920	18,699
Call - CBOE SPX Volatility Index	25.00	2/15/2017	USD	336	18,255	19,488	1,233
Call - Powershares DB US Dollar Index	26.00	3/17/2017	USD	2,315	93,990	166,680	72,690
Call - Powershares DB US Dollar Index	25.00	3/17/2017	USD	2,664	124,675	404,928	280,253
Put - Powershares DB US Dollar Index	24.00	3/17/2017	USD	4,775	114,879	7,163	(107,716)
Call - Direxion Daily Gold Miners Index Bull 3x Shares	24.00	1/19/2018	USD	300	227,302	51,750	(175,552)
Call - Direxion Daily Gold Miners Index Bull 3x Shares	25.00	1/19/2018	USD	67	27,791	10,050	(17,741)

See accompanying notes
38

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

Description	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Paid	Fair Value	Net Unrealized Appreciation (Depreciation)
Call - Direxion Daily Gold Miners Index Bull 3x Shares	21.00	1/19/2018	USD	42	$15,419	$7,665	$(7,754)
Put - Direxion Daily Gold Miners Index Bear 3x Shares	4.00	1/19/2018	USD	3,006	576,311	405,809	(170,502)
Put - Powershares DB US Dollar Index	23.00	1/19/2018	USD	2,847	147,420	22,775	(124,645)

					$1,587,781	$1,141,545	$(446,236)

Future Options

Description	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Paid	Fair Value	Net Unrealized Appreciation (Depreciation)
Put - Dollar Index Spot Option	94.00	3/3/2017	USD	1,100	$126,900	$2,750	$(124,150)
Put - Dollar Index Spot Option	93.00	3/3/2017	USD	1,000	104,001	2,000	(102,001)

					$230,901	$4,750	$(226,151)

Written Options Outstanding on December 31, 2016:

Equity Options

Description	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Received	Fair Value	Net Unrealized Appreciation (Depreciation)
Call - Alibaba Group Holding Ltd.	110.00	1/20/2017	USD	354	$(255,345)	$(354)	$254,991
Call - Centennial Resource Development, Inc.	17.50	1/20/2017	USD	205	(4,387)	(48,688)	(44,301)
Call - Under Armour, Inc.	40.00	1/20/2017	USD	400	(2,768)	(2,000)	768
Call - Vmware, Inc.	77.50	1/20/2017	USD	162	(53,282)	(38,069)	15,213
Put - Centennial Resource Development, Inc.	15.00	1/20/2017	USD	205	(20,321)	(1,025)	19,296
Put - Sunpower Corp.	9.00	1/20/2017	USD	300	(71,835)	(71,699)	136
Call - Adams Natural Resources Fund, Inc.	19.32	2/17/2017	USD	10	(745)	(1,175)	(430)
Call - Global Eagle Entertainment, Inc.	10.00	2/17/2017	USD	59	(4,450)	(1,328)	3,122
Call - Applied DNA Sciences, Inc.	5.00	3/17/2017	USD	1	(19)	(5)	14
Call - Biotime, Inc.	4.00	3/17/2017	USD	225	(7,996)	(5,063)	2,933
Call - Biotime, Inc.	3.00	3/17/2017	USD	38	(2,453)	(3,420)	(967)
Put - SPDR S&P Oil + Gas Exploration	30.00	3/17/2017	USD	855	(66,188)	(9,405)	56,783
Call - Centennial Resource Development, Inc.	15.00	4/21/2017	USD	10	(1,735)	(5,200)	(3,465)
Put - Centennial Resource Development, Inc.	12.50	4/21/2017	USD	10	(1,085)	(250)	835
Call - William Lyon Homes	22.50	5/19/2017	USD	101	(17,570)	(10,353)	7,217

					$(510,179)	$(198,034)	$312,145

ETF Options

Description	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Received	Fair Value	Net Unrealized Appreciation (Depreciation)
Put - Vaneck Vectors Junior Gold Miners ETF	34.00	1/20/2017	USD	600	$(317,668)	$(161,999)	$155,669
Put - Wisdomtree Japan Hedged Equity ETF	44.00	1/20/2017	USD	100	(21,756)	(650)	21,106
Put - Wisdomtree Japan Hedged Equity ETF	35.00	1/20/2017	USD	2,823	(380,223)	(4,235)	375,988
Put - Wisdomtree Japan Hedged Equity ETF	40.00	1/20/2017	USD	898	(131,176)	(898)	130,278
Put - Wisdomtree Japan Hedged Equity ETF	30.00	1/20/2017	USD	569	(32,523)	(854)	31,669
Put - Wisdomtree Japan Hedged Equity ETF	37.00	1/20/2017	USD	299	(42,374)	(449)	41,925
Call - Wisdomtree Japan Hedged Equity ETF	51.00	2/17/2017	USD	100	(12,136)	(8,000)	4,136
Put - Wisdomtree Japan Hedged Equity ETF	50.00	2/17/2017	USD	100	(10,636)	(16,000)	(5,364)
Put - Wisdomtree Japan Hedged Equity ETF	40.00	5/19/2017	USD	2,500	(117,396)	(80,000)	37,396

					$(1,065,888)	$(273,085)	$792,803

See accompanying notes
39

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2016

ETN Options

Description	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Received	Fair Value	Net Unrealized Appreciation (Depreciation)
Put - Ipath S&P 500 Vix Short-Term Futures ETN	22.00	1/20/2017	USD	780	$(33,898)	$(11,700)	$22,198

					$(33,898)	$(11,700)	$22,198

Glossary:

Other Abbreviations
CBOE	Chicago Board Options Exchange	FTSE	Financial Times Stock Exchange	REMIC	Real Estate Mortgage Investment Conduit
ETF	Exchange Traded Fund	MSCI	Morgan Stanley Composite Index	SPDR	Standard & Poor’s Depositary Receipts
ETN	Exchange Traded Note	REIT	Real Estate Investment Trust	VIX	Volatility Index

See accompanying notes
40

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2016

	AHL Managed Futures Strategy Fund**	Ionic Strategic Arbitrage Fund
Assets:
Investments in unaffiliated securities, at fair value A	$407,399,326	$142,427,122
Investments in affiliated securities, at fair value B	6,472,219	26,003,015
Foreign currency deposits with brokers for futures contracts, at fair value D	13,633,933	—
Purchased options and swaptions outstanding (premiums paid $10,848,724)	—	6,699,505
Foreign currency, at fair value C	—	5,253,578
Cash at broker	14,100,055	92,871,491
Deposit with brokers for futures contracts	16,279,368	270,795
Cash collateral held at custodian for the benefit of the broke	—	6,000,000
Dividends and interest receivable	3,681	945,570
Receivable for investments sold	689,654	3,018,966
Receivable for fund shares sold	2,506,173	1,168,475
Receivable for tax reclaims	—	2,249
Receivable for expense reimbursement (Note 2)	684,669	13,642
Receivable for variation margin on open futures contracts	28,700,099	117,816
Unrealized appreciation from forward currency contracts	2,933,684	—
Prepaid expenses	29,506	19,544

Total assets	493,432,367	284,811,768

Liabilities:
Payable for investments purchased	—	3,238,916
Payable for fund shares redeemed	3,649,841	49,850
Payable for foreign currency, at fair value C	125,462	—
Payable for variation margin from open futures contracts	19,178,809	—
Payable for foreign currency deposits with broker, at fair value F	—	8,782,026
Securities sold short, at fair value E	—	100,922,609
Foreign currency deposit with brokers for futures contracts, at fair value D	—	135,846
Written options outstanding (premiums received $1,609,965)	—	482,819
Dividend expense payable	—	101,517
Management and investment advisory fees payable	513,969	181,771
Administrative service and service fees payable	22,420	5,591
Transfer agent fees payable	11,516	2,511
Custody and fund accounting fees payable	298,874	3,996
Professional fees payable	67,811	40,012
Trustee fees payable	47	10
Payable for prospectus and shareholder reports	54,273	6,542
Unrealized depreciation from forward currency contracts	4,658,677	—
Other liabilities	2,158	6,863

Total liabilities	28,583,857	113,960,879

Net Assets	$464,848,510	$170,850,889

Analysis of Net Assets:
Paid-in-capital	$470,849,744	$185,449,283
Undistributed net investment income	1,423,199	1,709,862
Accumulated net realized (loss)	(14,974,979)	(16,374,249)
Unrealized appreciation of investments	3,893	13,135,977
Unrealized (depreciation) of currency transactions	(1,954,954)	(138,390)
Unrealized appreciation of futures contracts	9,501,607	119,329
Unrealized (depreciation) of options contracts	—	(3,022,073)
Unrealized (depreciation) of short sales	—	(10,028,850)

Net assets	$464,848,510	$170,850,889

See accompanying notes
41

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2016

	AHL Managed Futures Strategy Fund**	Ionic Strategic Arbitrage Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	33,868,541	11,701,887

Y Class	5,032,434	6,759,861

Investor Class	3,017,848	370,402

A Class	2,251,064	12,796

C Class	421,714	17,167

Net assets:
Institutional Class	$353,601,987	$105,989,910

Y Class	$52,391,912	$61,253,803

Investor Class	$31,223,150	$3,339,009

A Class	$23,330,824	$115,308

C Class	$4,300,637	$152,859

Net asset value, offering and redemption price per share:
Institutional Class	$10.44	$9.06

Y Class	$10.41	$9.06

Investor Class	$10.35	$9.01

A Class	$10.36	$9.01

A Class offering price	$10.99	$9.46

C Class	$10.20	$8.90

A Cost of investments in unaffiliated securities	$407,395,433	$130,011,232
B Cost of investments in affiliated securities	$6,472,219	$26,003,015
C Cost of foreign currency	$(125,051)	$5,399,164
D Cost of foreign currency deposits with broker for futures contracts	$13,864,623	$(136,929)
E Proceeds of securities sold short	$—	$(91,420,264)
F Cost of foreign currency deposits with broker	$—	$(8,982,927)

**	Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information

See accompanying notes
42

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2016

	AHL Managed Futures Strategy Fund**	Ionic Strategic Arbitrage Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$2,409	$1,830,776
Dividend income from affiliated securities	18,030	69,121
Interest income	849,449	3,963,786

Total investment income	869,888	5,863,683

Expenses:
Management and investment advisory fees (Note 2)	5,287,470	1,764,531
Administrative service fees (Note 2):
Institutional Class	300,350	80,163
Y Class	63,621	43,635
Investor Class	33,696	1,982
A Class	22,335	109
C Class	3,627	151
Transfer agent fees:
Institutional Class	115,216	33,912
Y Class	2,318	1,612
Investor Class	2,870	1,709
A Class	1,258	70
C Class	241	66
Custody and fund accounting fees	1,675,111	22,957
Professional fees	86,868	72,069
Registration fees and expenses	181,245	116,584
Service fees (Note 2):
Y Class	61,063	47,523
Investor Class	86,054	5,179
A Class	31,992	172
C Class	5,675	239
Distribution fees (Note 2):
A Class	53,319	287
C Class	37,836	1,595
Prospectus and shareholder report expenses	180,366	12,647
Trustee fees	27,638	8,528
Prime broker fees	9,909	754,294
Dividends on securities sold short	—	1,493,898
Other expenses	24,701	27,954

Total expenses	8,294,779	4,491,866

Net fees waived and expenses reimbursed (Note 2)	(1,444,427)	(32,760)

Net expenses	6,850,352	4,459,106

Net investment income	(5,980,464)	1,404,577

See accompanying notes
43

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2016

	AHL Managed Futures Strategy Fund**	Ionic Strategic Arbitrage Fund
Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	$(871)	$903,669
Foreign currency transactions	(1,251,237)	133,329
Futures contracts	(26,509,515)	546,794
Option contracts	—	(1,125,509)
Change in net unrealized appreciation (depreciation) of:
Investments	4,114	12,812,073
Foreign currency transactions	(1,489,770)	(129,627)
Futures contracts	9,085,947	126,518
Option contracts	—	(2,519,222)
Short sales	—	(9,652,397)

Net gain (loss) from investments	(20,161,332)	1,095,628

Net increase (decrease) in net assets resulting from operations	$(26,141,796)	$2,500,205

A Foreign taxes	$—	$24,528

**	Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information

See accompanying notes
44

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL Managed Futures Strategy Fund**
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(5,980,464)	$(1,251,425)
Net realized gain (loss) from investments, foreign currency transactions, futures contracts, and option contracts	(27,761,623)	320,346
Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, futures contracts, option contracts, and short sales	7,600,291	(1,739,259)

Net (decrease) in net assets resulting from operations	(26,141,796)	(2,670,338)

Distributions to Shareholders:
Net investment income:
Institutional Class	—	(313,728)
Y Class	—	(664,761)
Investor Class	—	(702,503)
A Class	—	(182,220)
C Class	—	(30,954)
Net realized gain from investments:
Institutional Class	—	(230,673)
Y Class	—	(488,774)
Investor Class	—	(548,921)
A Class	—	(159,063)
C Class	—	(30,743)
Return of capital:
Institutional Class	—	(1,679)
Y Class	—	(3,557)
Investor Class	—	(3,759)
A Class	—	(975)
C Class	—	(166)

Net distributions to shareholders	—	(3,362,476)

Capital Share Transactions:
Proceeds from sales of shares	529,925,260	134,234,474
Reinvestment of dividends and distributions	—	3,333,337
Cost of shares redeemed	(142,912,043)	(69,232,230)

Net increase in net assets from capital share transactions	387,013,217	68,335,581

Net increase in net assets	360,871,421	62,302,767

Net Assets:
Beginning of period	103,977,089	41,674,322

End of Period *	$464,848,510	$103,977,089

*Includes undistributed net investment income	$1,423,199	$(125,619)

**	Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information

See accompanying notes
45

American Beacon FundsSM

Statements of Changes in Net Assets

	Ionic Strategic Arbitrage Fund
	Year Ended December 31, 2016	From June 30, to December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,404,577	$62,003
Net realized gain (loss) from investments, foreign currency transactions, futures contracts, and option contracts	458,283	664,077
Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, futures contracts, option contracts, and short sales	637,345	(571,353)

Net increase in net assets resulting from operations	2,500,205	154,727

Distributions to Shareholders:
Net investment income:
Institutional Class	(4,423,015)	(343,517)
Y Class	(2,709,587)	(2,560)
Investor Class	(62,954)	(10,001)
A Class	(5,200)	(628)
C Class	(7,268)	(638)
Net realized gain from investments:
Institutional Class	(5,146,294)	(1,251,874)
Y Class	(3,152,676)	(9,330)
Investor Class	(73,248)	(36,447)
A Class	(6,051)	(2,289)
C Class	(8,457)	(2,612)

Net distributions to shareholders	(15,594,750)	(1,659,896)

Capital Share Transactions:
Proceeds from sales of shares	151,226,921	93,244,373
Reinvestment of dividends and distributions	15,540,914	1,659,897
Cost of shares redeemed	(74,737,699)	(1,483,803)

Net increase in net assets from capital share transactions	92,030,136	93,420,467

Net increase in net assets	78,935,591	91,915,298

Net Assets:
Beginning of period	91,915,298	—

End of Period *	$170,850,889	$91,915,298

*Includes undistributed net investment income	$1,709,862	$117,915

See accompanying notes
46

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

1. Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. As of December 31, 2016, the Trust consists of twenty-six active series, two of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): American Beacon AHL Managed Futures Strategy Fund (“AHL Managed Futures Strategy”) and American Beacon Ionic Strategic Arbitrage Fund (“Ionic Strategic Arbitrage”). The remaining twenty-four active series are reported in separate filings

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large Institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors.	$100,000
Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker- dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broke , bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Consolidation of Subsidiaries

The consolidated Schedule of Investments of the AHL Managed Futures Strategy Fund (the “CFC Fund”) includes the accounts of the American Beacon Cayman Managed Futures Strategy Fund, Ltd., a wholly-owned and controlled subsidiary (the “Subsidiary”). All inter-company accounts and transactions have been eliminated in consolidation for the CFC Fund.

For federal tax purposes, taxable income for the CFC Fund and its Subsidiary are calculated separately. The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code of 1986 (the “Code”) and the Subsidiary’s taxable income is included in the calculation of the CFC Fund’s taxable income. Net losses of the Subsidiary are not deductible by the CFC Fund either in the current period or future periods. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

The CFC Fund may invest up to 25% of its total assets in the Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the CFC Fund’s investment objectives and policies. The CFC Fund expects to achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the CFC Fund, the Subsidiary may invest without limitation in commodities and commodities-related investments.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2016	% of Total Net Assets of the Fund at December 31, 2016	Net Realized Gain (Loss) from Investments Held in Subsidiary
American Beacon Cayman Managed Futures Strategy Fund, Ltd.	August 19, 2014	$107,917,508	23.2%	$(17,821,397)

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC’’) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The CFC Fund is a commodity pool, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services—Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

48

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

From January 1, 2016 to May 29, 2016, the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager received from the Funds an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016, the Funds and the Manager entered into a management agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Funds. As compensation for performing the duties under the Management Agreement, the Manager receives from the Funds an annualized fee of 0.35% on all average daily net assets. The Funds also pay the unaffiliated investment advisors hired to direct investment activities of the Funds an annualized investment advisory fee based on a percentage of the Funds’ average daily assets. Management fees paid by the Funds during the year ended December 31, 2016 were as follows:

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
AHL Managed Futures Strategy	1.35%	$5,287,470	$4,226,933	$1,060,537
Ionic Strategic Arbitrage	1.35%	1,764,531	1,398,198	366,333

Administration Agreement

From January 1, 2016 to May 29, 2016, the Manager and the Trust were parties to an Administrative Agreement which obligated the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administration fees received by the

49

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annualized fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional Class on an annual basis. For the year ended December 31, 2016, the sub-transfer agent fees, as reported in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$104,516
Ionic Strategic Arbitrage	30,333

As of December 31, 2016, the Funds owe the manager the following reimbursements of sub-transfer agent fees, as reported in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement of Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$8,443
Ionic Strategic Arbitrage	1,132

Investment in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management and fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2016, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Fund	Direct Investments in USG Select Fund
AHL Managed Futures Strategy	$10,365
Ionic Strategic Arbitrage	30,155

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. For the year ended December 31, 2016, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the classes of the Funds to the extent that total annual fund operating expenses exceeded each Funds’ expense cap. For the year ended December 31, 2016, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap 1/1/16 to 12/31/16	Reimbursed Expenses	Expiration of Reimbursements
AHL Managed Futures Strategy	Institutional	1.54%	$1,086,537	2019
AHL Managed Futures Strategy	Y	1.64%	199,218	2019
AHL Managed Futures Strategy	Investor	1.92%	71,588	2019
AHL Managed Futures Strategy	A	1.94%	73,773	2019
AHL Managed Futures Strategy	C	2.69%	13,311	2019
Ionic Strategic Arbitrage	Institutional	1.54%	31,523	2019
Ionic Strategic Arbitrage	Y	1.64%	1,691	2019
Ionic Strategic Arbitrage	Investor	1.92%	(632)	2019
Ionic Strategic Arbitrage	A	1.94%	81	2019
Ionic Strategic Arbitrage	C	2.69%	97	2019
Of these amounts $684,669 and $13,642 were disclosed as a receivable from the Manager at December 31, 2016 for the AHL Managed Futures Strategy and Ionic Strategic Arbitrage Funds, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses above will expire in 2019. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely.

The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Excess Expense Carryover	Expiration of Reimbursed Expenses
AHL Managed Futures Strategy	$371,247	2017
AHL Managed Futures Strategy	416,132	2018
Ionic Strategic Arbitrage	108,786	2018

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended December 31, 2016, Foreside collected $10,416 from the AHL Managed Futures Strategy Fund from the sale of Class A Shares.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2016, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2016, CDSC fees of $1,634 were collected from the AHL Managed Futures Strategy Fund for Class C Shares.

Trustee Fees and Expenses

As compensation for their service to the Trust and the American Beacon Select Funds, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

foreign securities and baskets of foreign securities. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined by the Valuation Committee.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Fixed-income securities including corporate, U.S. government agencies, and U.S. treasury obligations are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end and closed-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

54

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of December 31, 2016, the investments were classified as described below

AHL Managed Futures Strategy Fund (1)	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$407,399,326	$—	$407,399,326
Money Market Funds	6,472,219	—	—	6,472,219

Total Investments in Securities	$6,472,219	$407,399,326	$—	$413,871,545

Financial Derivatives Instruments - Assets
Futures Contracts	$12,712,784	$—	$—	$12,712,784
Forward Currency Contracts	—	2,933,684	—	2,933,684

Total Financial Derivative Instruments	$12,712,784	$2,933,684	$—	$15,646,468

Financial Derivatives Instruments - Liabilities
Futures Contracts	$(3,211,177)	$—	$—	$(3,211,177)
Forward Currency Contracts	—	(4,658,677)	—	(4,658,677)

Total Financial Derivative Instruments	$(3,211,177)	$(4,658,677)	$—	$(7,869,854)

Ionic Strategic Arbitrage Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stock	$24,207,778	$—	$—	$24,207,778
Warrants	18,236,759	—	—	18,236,759
Convertible Preferred Stocks	1,672,008	—	—	1,672,008
Preferred Stock	4,702,916	2,785,875	—	7,488,791
Convertible Obligations	—	40,052,677	—	40,052,677
Collateralized Mortgage Obligations	—	29,276,725	2,155,189	31,431,914
Investment Companies	10,905,659	—	—	10,905,659
Exchange-Traded Instruments	8,431,536	—	—	8,431,536
Short-Term Investments - Money Market Funds	26,003,015	—	—	26,003,015

Total Investments in Securities	$94,159,671	$72,115,277	$2,155,189	$168,430,137

Liabilities
Common Stock (Sold Short)	$(90,686,217)	$—	$—	$(90,686,217)
Warrants (Sold Short)	(224,904)	—	—	(224,904)
Preferred Stock (Sold Short)	(1,122,796)	—	—	(1,122,796)
Exchange-Traded Instruments (Sold Short)	(6,218,930)	—	—	(6,218,930)
Investment Companies (Sold Short)	(2,669,762)	—	—	(2,669,762)

Total Investments in Securities - Liabilities	(100,922,609)	—	—	(100,922,609)

Total Investments in Securities	$(6,762,938)	$72,115,277	$2,155,189	$67,507,528

Financial Derivatives Instruments - Assets
Futures Contracts	$119,329	$—	$—	$119,329
Purchased Options	6,699,505	—	—	6,699,505

	$6,818,834	$—	$—	$6,818,834

Financial Derivatives Instruments - Liabilities
Written Options	$(482,819)	$—	$—	$(482,819)

	$(482,819)	$—	$—	$(482,819)

(1)	Refer to Schedules of Investments for Industry Information.

U.S. GAAP also requires all significant transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Funds’ assets and liabilities. During the year ended December 31, 2016, the Ionic Strategic Arbitrage Fund transferred $(1,863,594) in common stock (sold short) from Level 2 to Level 1. The transfer was the result of the prior year determination made by the Valuation Committee that adjustments should be applied to certain international securities due to significant movement in the market.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Ionic Strategic Arbitrage Fund	Collateralized Mortgage Obligations
Balance as of 12/31/2015	$—
Net Purchases	—
Net Sales	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfer into Level 3	2,155,189
Transfer out of Level 3	—

Balance as of 12/31/2016	$2,155,189

Change in unrealized appreciation (depreciation) at period end**	$—

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The collateralized mortgage obligations classified as Level 3 were valued using single broker quotes. However, these securities were transferred in the Level 3 category due to limited market transparency and/or lack of corroboration to support the quoted prices.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

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Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Illiquid and Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Illiquid and restricted securities outstanding at December 31, 2016 are disclosed in the Notes to the Schedules of Investments.

Rights and Warrants

Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financi l institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Funds may invest in rights and warrants.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional

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information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Special Purpose Acquisition Company

A special purpose acquisition company (“SPAC”) is a collective investment structure that allows public stock market investors to invest in private equity type transactions, particularly leveraged buyouts. SPACs are shell or blank-check companies, governed by the SEC, that have no operations but go public with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). SPACs outstanding at December 31, 2016 are disclosed in the Notes to the Schedules of Investments.

Interest-Only and Principal-Only Mortgage-Backed Securities

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Interest-only instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. Interest only securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages. Principal only instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected.

Mortgage-Related and Other Asset-Backed Securities

The Funds may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Funds’ mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value,

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especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Short Sales

The Funds may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of December 31, 2016, short positions were held by the Ionic Strategic Arbitrage Fund.

Master Agreements

Each Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter (“OTC”) derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique

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operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

5. Financial Derivative Instruments

Options Contracts

The Funds may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies they own or in which they may invest and (2) inflation-capped options. Writing put options tends to increase the Funds’ exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Funds’ exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Funds write a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Funds pay a premium which is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

For the year ended December 31, 2016, the Ionic Strategic Arbitrage Fund purchased/sold options primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s option contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

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Average Purchased Option Notional Amounts Outstanding
Fund	Year ended December 31, 2016
Ionic Strategic Arbitrage	$8,001,550

Average Written Option Notional Amounts Outstanding
Fund	Year ended December 31, 2016
Ionic Strategic Arbitrage	$3,427,825

Straddle Options

The Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Forward Currency Contracts

The Funds may enter into forward currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds may also use forward currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

For the year ended December 31, 2016, the AHL Managed Futures Strategy Fund entered into forward currency exchange contracts primarily for speculative purposes.

The Funds’ forward currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

	Average Forward Currency Notional Amount Outstanding for the year ended December 31, 2016
Fund	Purchased Contracts	Sold Contracts
AHL Managed Futures Strategy	$261,536,023	$221,416,141

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract.

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The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended December 31, 2016, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year ended December 31, 2016
AHL Managed Futures Strategy	18,602
Ionic Strategic Arbitrage	62

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure (1):

AHL Managed Futures Strategy Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as heding instruments
	Foreign Exchange Contracts	Commodity Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation of forward currency contracts	$2,933,684	$—	$—	$—	$—	$2,933,684
Receivable for variation margin from open futures contracts (2)	—	6,260,173	1,824,555	3,012,777	1,615,279	12,712,784
Liabilities:
Unrealized depreciation of forward currency contracts	$(4,658,677)	$—	$—	$—	$—	(4,658,677)
Payable for variation margin from open futures contracts (2)	—	(1,704,494)	(21,268)	(835,451)	(649,964)	(3,211,177)

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The effect of financial derivative instruments on the Statements of Operations for the year ended December 31, 2016:

	Derivatives not accounted for as heding instruments
Realized gain (loss) of derivatives recognized as a result from operations:	Foreign Exchange Contracts	Commodity Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Net realized gain (loss) from foreign currency transactions	$(1,373,109)	$—	$—	$—	$—	$(1,373,109)
Net realized gain (loss) from futures contracts	—	(17,937,634)	(4,428,578)	(12,058,283)	7,914,980	(26,509,515)
Net change in unrealized appreciation or (depreciation) of derivatives recognized as a result from operations:	Foreign Exchange Contracts	Commodity Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Change in net realized appreciation or (depreciation) from foreign currency transactions	$(1,262,139)	$—	$—	$—	$—	$(1,262,139)
Change in net realized appreciation or (depreciation) from futures contracts	—	4,009,596	1,432,001	2,459,970	1,184,380	9,085,947

Ionic Strategic Arbitrage Fund

Fair values of instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Exchange Traded Contracts	Currency Contracts	Interest Rate Contracts	Total
Assets:
Purchased options outstanding	$6,699,505	$—	$—	$6,699,505
Receivable for variation margin from open futures contracts (2)	53,165	61,363	4,801	119,329
Liabilities:
Written options outstanding	(482,819)	—	—	(482,819)

The effect of financial derivative instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
Realized gain (loss) of derivatives recognized as a result from operations:	Exchange Traded Contracts	Currency Contracts	Interest Rate Contracts	Total
Net realized gain (loss) from options contracts	$(1,125,509)	$—	$—	$(1,125,509)
Net realized gain (loss) from futures contracts	493,649	121,117	(67,972)	546,794

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result form operations:	Exchange Traded Contracts	Currency Contracts	Interest Rate Contracts	Total
Change in net unrealized appreciation (depreciation) from options contracts	$(2,519,222)	$—	$—	$(2,519,222)
Change in net unrealized appreciation (depreciation) from futures contracts	58,244	61,363	6,911	126,518

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

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6. Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Allocation Risk

The sub-advisor’s judgments about, and allocations among, asset classes and market exposures may adversely affect the Funds’ performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Asset Selection Risk

Assets selected by the sub-advisor or the Manager for the Funds may not perform to expectations. The sub-advisor’s investment models may rely in part on data derived from third parties and may not perform as intended. This could result in the Funds’ underperformance compared to other funds with similar investment objectives.

Commodities Risk

The AHL Managed Futures Strategy Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The Fund and the Subsidiary each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund and the Subsidiary may be more susceptible to risks associated with those sectors. The Fund’s investments in commodity-related instruments may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value per share (“NAV”) of the Fund and, consequently, a shareholder’s interest in the Fund.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”).

Crowding/Convergence Risk

There is significant competition among quantitatively-focused managers and the ability of the sub-advisor to deliver returns that have a low correlation with global aggregate equity markets and other funds is dependent on their ability to employ models that are simultaneously profitable and differentiated from those employed by other managers. To the extent that the sub-advisor is not able to develop sufficiently differentiated models the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense.

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Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, including both non-deliverable forwards (“NDFs”) and deliverable forwards, non-U.S. currency futures contracts, options (including non-deliverable options (“NDOs”) on non-U.S. currencies and non- U.S. currency futures) and swaps for cross-currency investments. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty. In addition, the Funds’ investments in derivatives are subject to the following risks: Futures and Forward Currency Contracts; Options; Swap Agreements; and Warrants.

Futures and Forward Currency Contracts

Futures and forward currency contracts, including non-deliverable forwards (“NDFs”), are derivative instruments pursuant to a contract where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There may be an imperfect correlation between the movement in the prices of futures contracts and the value of the underlying instruments or indexes. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty. There may not be a liquid secondary market for the futures contracts. Forward currency transactions, including NDFs, and forward currency contracts include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose the Funds to price fluct ations resulting from changes in interest rates. The Funds could suffer a loss if interest rates rise after the funds have purchased an interest rate futures contract or fall after the Funds have sold an interest rate futures contract. Similarly, Treasury futures contracts expose the Funds to potential losses if interest rates do not move as expected.

Options

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Funds will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Funds sell a put option, there is a risk that the Funds may be required to buy the underlying asset at a disadvantageous price. If the Funds sell a call option, there is a risk that the Funds may be

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required to sell the underlying asset at a disadvantageous price. If the Funds sell a call option on an underlying asset that the Funds own and the underlying asset has increased in value when the call option is exercised, the Funds will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

Swap Agreements

Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Funds are subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

Warrants

Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Hedging Risk

If the Funds use a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Funds’ return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Funds’ trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Funds sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Funds’ transaction costs, have a negative impact on performance,

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and generate higher capital gain distributions to shareholders than if the Funds have a lower portfolio turnover rate.

High Yield Securities Risk

Investing in high yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Interest Rate Risk

The Funds are subject to the risk that the market value of fixed income securities it holds will decline due to rising interest rates. As of the date of this report, interest rates are near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Funds. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction as movements in interest rates. The prices of fixed-i come securities are also affected by their durations. Fixed- income securities with longer duration generally have greater sensitivity to changes in interest rates. Significant upward pressure on domestic interest rates and a corresponding widening of credit spreads could negatively impact the market price of emerging debt markets. An increase in interest rates can impact markets broadly as well.

Investment Risk

An investment in the funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk

The Funds’ use of futures, forward currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rates of losses. Leverage tends to magnify, sometimes significantl , the effect of any increase or decrease in the Funds’ exposure to an asset or class of assets and may cause the Funds’ NAV to be volatile.

Liquidity Risk

The Funds are susceptible to the risk that certain investments held by the Funds may have limited marketability or be subject to restrictions on sale, and may be difficult to sell at favorable times or prices. The Funds could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Funds. For

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example, the Funds may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Direction Risk

Since the Funds will typically hold both long and short positions, an investment in the Funds will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Funds’ results could suffer both when there is a general market advance and the Funds hold significant “short” positions, and when there is a general market decline and the Funds hold significant “long” positions

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Model and Data Risk

The sub-advisor relies heavily on proprietary trading models (“Models”) and both proprietary and external information and market data (“Data”) to generate investment strategies, to estimate investment values and to identify specific trade recommendations. The sub-advisor also relies on Models and Data to identify and manage investment risk and to assist in determining appropriate hedging strategies that seek to reduce certain risks.

Models and Data may be extremely complex and may have errors, omissions, imperfections and malfunctions (collectively referred to as “System Events”). More complex Models and Data typically have a higher potential for System Events and may result in investment losses in the Funds. Additionally, investments in derivative securities may increase the risks associated with System Events.

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of investments.

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American Beacon FundsSM

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December 31, 2016

Obsolescence Risk

The Funds are unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the Models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the Models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the Models accordingly, major losses may result — all of which will be borne by the Funds.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”) and money market funds. To the extent that the Funds invest in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Repurchase Agreement Risk

The obligations of a counterparty to a repurchase agreement are not guaranteed. The Funds permit various forms of securities as collateral whose values fluctuate and that are not issued or guaranteed by the U.S. government. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent, which may affect the Funds’ right to control the collateral. Repurchase agreements are subject to credit risk.

Risk Management

Risk is an essential part of investing. No risk management program can eliminate the Funds’ exposure to adverse events; at best, it can only reduce the possibility that the Funds will be affected by such events, and especially those risks that are not intrinsic to the Funds’ investment program.

Risk of Programming and Modelling Error

The success of the sub-advisor’s investment strategy depends largely on the effectiveness of its quantitative research model and investment programs. The programs may not react to market events resulting in losses for the Funds. Additionally, programs may become outdated or experience malfunctions which may not be identified by the sub-advisor and therefore may also result in losses to the Funds.

Sector Risk

To the extent the Funds invest more heavily in particular sectors, their performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Because the Funds may hold a limited number of securities, it may at times be substantially over-weighted in certain economic sectors and under-weighted in others. As such, the Funds’ performance is likely to be disproportionately affected by the factors influencing those sectors

Short Position Risk

The Funds’ losses are potentially unlimited in a short position transaction because there is potentially no limit on the amount that the security that the Funds are required to purchase may have appreciated. Because the

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Funds may invest the proceeds of a short sale, another effect of short selling on the Funds is similar to the effect of leverage, in that it amplifies changes in the Funds’ net asset value since it increases the exposure of the Funds to the market.

Subsidiary Risk

By investing in the Subsidiary, the AHL Managed Futures Strategy Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Fund or the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Report, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/ or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and SAI and could adversely affect the Fund’s performance.

Tax Risk

To qualify as a regulated investment company under Subchapter M (“RIC”), the Fund must derive at least 90 percent of its gross income for each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the AHL Managed Futures Strategy Fund invests is not considered qualifying income. The Fund will therefore restrict the income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income for each taxable year. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M.

The Internal Revenue Service (“IRS”) has issued a large number of private letter rulings (which the AHL Managed Futures Fund may not cite as precedent) beginning in 2006 that income a RIC derives from a wholly owned foreign subsidiary (such as the Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. The IRS suspended the issuance of new such rulings in July 2011 but has not taken any actions regarding its previously issued rulings. Accordingly, the Fund has not sought to obtain such a ruling and is relying on the advice of counsel regarding the tax treatment of distributions by the Subsidiary to the Fund of such income. The tax treatment of the Fund’s commodity-linked investments may be materially adversely affected by future legislation, Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M, or otherwise materially affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Funds. Securities held by the Funds that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. and no assurance can be given that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Valuation Risk

The Funds may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, such as ISDA Agreements, Master Repo Agreements and Master Forward Agreements, which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December  31, 2016.

AHL Managed Futures Strategy Fund

Offsetting of Financial Assets and Derivative Assets as of December 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented in the Statements of Assets and Liabilities
Futures contracts (1)	$12,712,784	$—	$12,712,784
Forward currency contracts	2,933,684	—	2,933,684

	$15,646,468	$—	$15,646,468

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2016:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented in the Statements of Assets and Liabilities
Futures contracts (1)	$(3,211,177)	$—	$(3,211,177)
Forward currency contracts	(4,658,677)	—	(4,658,677)

	$(7,869,854)	$—	$(7,869,854)

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of December 31, 2016:

		Gross Amounts Offset in the Statements of Assets and Liabilities
Counterparty	Net Amount of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
BofA Merrill Lynch (1)	$4,642,582	$—	$—	$4,642,582
JP Morgan (1)	3,064,436	—	—	3,064,436
Credit Suisse (1)	1,794,588	—	—	1,794,588
Deutsche Bank AG	361,129	—	2,590,000	2,951,129
HSBC Bank PLC	(1,875,609)	—	5,047,479	3,171,870
Royal Bank of Scotland PLC	(210,512)	—	760,000	549,488

	$7,776,614	$—	$8,397,479	$16,174,093

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Ionic Strategic Arbitrage Fund

Offsetting of Financial Assets and Derivative Assets as of December 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented in the Statements of Assets and Liabilities
Purchased options outstanding	$6,699,505	$—	$6,699,505
Futures contracts(1)	119,329	—	119,329

	$6,818,834	$—	$6,818,834

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2016:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented in the Statements of Assets and Liabilities
Written options outstanding	$(482,819)	$—	$(482,819)

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of December 31, 2016:

		Gross Amounts Offset in the Statements of Assets and Liabilities
Counterparty	Net Amount of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Deutsche Bank AG (1)	$6,336,015	$—	$—	$6,336,015

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the three year period ended December 31, 2016 for the AHL Managed Futures Strategy Fund remain subject to examination by the Internal Revenue Service. The tax year ended December 31, 2016 and the six-month period ended December 31, 2015 for the Ionic Strategic Arbitrage Fund remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction

72

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

The tax character of distributions paid were as follows:

	AHL Managed Futures Strategy Fund		Ionic Strategic Arbitrage Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Distributions paid from:
Ordinary Income*
Institutional Class	$—	$422,140	$9,569,309	$1,497,510
Y Class	—	894,475	5,862,263	11,160
Investor Class	—	960,486	136,202	43,599
A Class	—	256,976	11,251	2,738
C Class	—	45,402	15,725	3,046
Long-term capital gains
Institutional Class	—	122,261	—	97,881
Y Class	—	259,060	—	729
Investor Class	—	290,939	—	2,850
A Class	—	84,307	—	179
C Class	—	16,294	—	204
Return of Capital
Institutional Class	—	1,679	—	—
Y Class	—	3,557	—	—
Investor Class	—	3,759	—	—
A Class	—	975	—	—
C Class	—	166	—	—

Total distributions paid	$—	$3,362,476	$15,594,750	$1,659,896

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of December 31, 2016, the components of distributable earnings (deficits) on a tax basis were as follows:

	AHL Managed Futures Strategy Fund	Ionic Strategic Arbitrage Fund
Cost basis of investments for federal income tax purposes	$413,879,328	$168,081,011
Unrealized appreciation	5,683	13,132,180
Unrealized depreciation	(2,873)	(12,783,054)

Net unrealized appreciation (depreciation)	2,810	349,126
Undistributed ordinary income	$—	$2,724,412
Undistributed long-term capital gains	—	—
Accumulated capital and other losses	(11,633,324)	—
Other temporary differences	5,629,280	(17,671,932)

Distributable earnings (deficits)	$(6,001,234)	$(14,598,394)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the realization of unrealized gains (losses) from certain derivative instruments, the tax deferral of losses from wash sales, deemed distributions on convertible obligations, CPDI, unsettled short positions, straddles, and the realization for tax purposes of unrealized gain/(loss) on investments in passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from paydown reclasses, foreign currency reclasses, gains (losses) from sales of investment in passive foreign investment companies,

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

reclassifications of income from closed-end funds, reclassification of income from investment subsidiary, sales of CPDI securities, non-utilization of net operating losses, and dividends reclassed as of December 31, 2016:

	AHL Managed Futures Strategy Fund	Ionic Strategic Arbitrage Fund
Paid-in-capital	$(24,476,392)	$(1,020)
Undistributed (overdistribution of) net investment income	7,529,282	7,395,394
Accumulated net realized gain (loss)	16,947,110	(7,394,375)
Unrealized appreciation (depreciation) of investments in futures contracts	—	1

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2016, the AHL Managed Futures Strategy Fund has $9,365,911 of short-term and $2,267,413 of long-term post enactment capital loss carryforwards. The Ionic Strategic Arbitrage Fund did not have any capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments, excluding short-term obligations, for the year ended December 31, 2016 were as follows:

Fund	Purchases		Sales
AHL Managed Futures Strategy	$—	*	$—	*
Ionic Strategic Arbitrage	1,040,752,117		831,553,598

*	See footnote in Financial Highlights.

A summary of the Funds’ direct transactions in the USG Select fund for the year ended December 31, 2016 were as follows:

Fund	December31, 2015 Shares/Fair Value	Purchases	Sales	December 31, 2016 Shares/Fair Value	Dividend Income
AHL Managed Futures Strategy	$—	$319,404,784	$312,932,565	$6,472,219	$18,030
Ionic Strategic Arbitrage	—	260,808,135	234,805,120	26,003,015	69,121

9. Option Contracts Written

The premium amount and number of options contracts written by the Ionic Strategic Arbitrage Fund during the year ended December 31, 2016 are as follows:

Number of Contracts		Notional Amount	Amount of Premiums
Outstanding at December 31, 2015	—	$—	$—
Options written	(107,320)	(10,726,700)	(11,945,167)
Options expired	27,333	2,733,300	2,222,070
Options exercised	68,283	6,823,000	8,113,132
Options closed	—	—	—

Outstanding at December 31, 2016	(11,704)	$(1,170,400)	$(1,609,965)

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount
AHL Managed Futures Strategy Fund
Shares sold	36,676,562	$405,489,405	2,166,164	$23,691,152
Reinvestment of dividends	—	—	51,665	544,551
Shares redeemed	(4,808,709)	(50,573,425)	(2,845,001)	(32,558,411)

Net increase (decrease) in shares outstanding	31,867,853	$354,915,980	(627,172)	$(8,322,708)

	Y Class
	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount
AHL Managed Futures Strategy Fund
Shares sold	7,234,887	$77,938,263	4,162,362	$46,682,733
Reinvestment of dividends	—	—	109,956	1,156,735
Shares redeemed	(5,440,111)	(56,680,165)	(1,077,126)	(11,829,832)

Net increase in shares outstanding	1,794,776	$21,258,098	3,195,192	$36,009,636

	Investor Class
	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount
AHL Managed Futures Strategy Fund
Shares sold	1,675,967	$17,882,088	3,881,099	$43,556,156
Reinvestment of dividends	—	—	119,602	1,254,624
Shares redeemed	(2,228,763)	(23,475,932)	(706,777)	(7,797,600)

Net increase (decrease) in shares outstanding	(552,796)	$(5,593,844)	3,293,924	$37,013,180

	A Class
	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount
AHL Managed Futures Strategy Fund
Shares sold	2,367,863	$25,330,655	1,637,841	$18,287,490
Reinvestment of dividends	—	—	30,108	316,431
Shares redeemed	(1,063,982)	(11,177,116)	(1,546,038)	(16,861,984)

Net increase in shares outstanding	1,303,881	$14,153,539	121,911	$1,741,937

	C Class
	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount
AHL Managed Futures Strategy Fund
Shares sold	311,614	$3,284,849	181,550	$2,016,943
Reinvestment of dividends	—	—	5,854	60,996
Shares redeemed	(97,924)	(1,005,405)	(16,217)	(184,403)

Net increase in shares outstanding	213,690	$2,279,444	171,187	$1,893,536

	Institutional Class
	Year Ended December 31,
	2016		2015*
	Shares	Amount	Shares	Amount
Ionic Strategic Arbitrage Fund
Shares sold	10,355,095	$101,720,394	6,369,018	$64,480,630
Reinvestment of dividends	1,059,724	9,569,308	161,640	1,595,391
Shares redeemed	(6,125,998)	(60,759,740)	(117,593)	(1,187,290)

Net increase in shares outstanding	5,288,821	$50,529,962	6,413,065	$64,888,731

75

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

	Y Class
	Year Ended December 31,
	2016		2015*
	Shares	Amount	Shares	Amount
Ionic Strategic Arbitrage Fund
Shares sold	4,591,033	$45,246,870	2,645,861	$26,181,006
Reinvestment of dividends	642,526	5,808,428	1,203	11,890
Shares redeemed	(1,105,881)	(10,870,913)	(14,881)	(149,915)

Net increase in shares outstanding	4,127,678	$40,184,385	2,632,183	$26,042,981

	Investor Class
	Year Ended December 31,
	2016		2015*
	Shares	Amount	Shares	Amount
Ionic Strategic Arbitrage Fund
Shares sold	439,879	$4,148,557	231,033	$2,338,979
Reinvestment of dividends	15,151	136,202	4,706	46,449
Shares redeemed	(305,900)	(3,016,109)	(14,467)	(146,311)

Net increase in shares outstanding	149,130	$1,268,650	221,272	$2,239,117

	A Class
	Year Ended December 31,
	2016		2015*
	Shares	Amount	Shares	Amount
Ionic Strategic Arbitrage Fund
Shares sold	—	$—	11,398	$113,758
Reinvestment of dividends	1,251	11,251	296	2,917
Shares redeemed	(120)	(1,082)	(29)	(287)

Net increase in shares outstanding	1,131	$10,169	11,665	$116,388

	C Class
	Year Ended December 31,
	2016		2015*
	Shares	Amount	Shares	Amount
Ionic Strategic Arbitrage Fund
Shares sold	11,323	$111,100	13,010	$130,000
Reinvestment of dividends	1,771	15,725	331	3,250
Shares redeemed	(9,268)	(89,855)	—	—

Net increase in shares outstanding	3,826	$36,970	13,341	$133,250

*	For the period of June 30, 2015 through December 31, 2015.

11. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date

76

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,				August 19 A to December 31, 2014
	2016		2015
Net asset value, beginning of period	$10.46		$10.95		$10.00

Income from investment operations:
Net investment income (loss)	0.20		(0.06)		0.24
Net gains (losses) on investments (both realized and unrealized)	(0.22)		(0.07)		1.10

Total income (loss) from investment operations	(0.02)		(0.13)		1.34

Less distributions:
Dividends from net investment income	—		(0.21)		(0.31)
Distributions from net realized gains	—		(0.15)		(0.08)
Distributions from return of capital	—		(0.00	)F	—

Total distributions	—		(0.36)		(0.39)

Net asset value, end of period	$10.44		$10.46		$10.95

Total return B	(0.19)%		(1.15)%		13.43	%C

Ratios and supplemental data:
Net assets, end of period	$353,601,987		$20,932,502		$28,765,259
Ratios to average net assets:
Expenses, before reimbursements	1.90%		2.25%		4.97	%D
Expenses, net of reimbursements	1.54%		1.54%		1.54	%D
Net investment income (loss), before expense reimbursements	(1.69)%		(2.29)%		2.73	%D
Net investment income (loss), net of reimbursements	(1.33)%		(1.57)%		6.17	%D
Portfolio turnover rate	—	%E	—	%E	—	%E

	Y Class
	Year Ended December 31,				August 19 A to December 31, 2014
	2016		2015
Net asset value, beginning of period	$10.45		$10.94		$10.00

Income from investment operations:
Net investment income (loss)	(0.08)		(0.05)		0.30
Net gains (losses) on investments (both realized and unrealized)	0.04		(0.08)		1.03

Total income (loss) from investment operations	(0.04)		(0.13)		1.33

Less distributions:
Dividends from net investment income	—		(0.21)		(0.31)
Distributions from net realized gains	—		(0.15)		(0.08)
Distributions from return of capital	—		(0.00	)F	—

Total distributions	—		(0.36)		(0.39)

Net asset value, end of period	$10.41		$10.45		$10.94

Total return B	(0.38)%		(1.15)%		13.33	%C

Ratios and supplemental data:
Net assets, end of period	$52,391,912		$33,817,374		$464,644
Ratios to average net assets:
Expenses, before reimbursements	1.97%		2.28%		7.71	%D
Expenses, net of reimbursements	1.64%		1.64%		1.64	%D
Net investment income (loss), before expense reimbursements	(1.76)%		(1.70)%		12.50	%D
Net investment income (loss), net of reimbursements	(1.44)%		(1.06)%		18.58	%D
Portfolio turnover rate	—	%E	—	%E	—	%E

A	August 19, 2014 is the inception date of the AHL Managed Futures Strategy Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.
F	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

77

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,				August 19 A to December 31, 2014
	2016		2015
Net asset value, beginning of period	$10.41		$10.93		$10.00

Income from investment operations:
Net investment income (loss)	(0.25)		(0.09)		0.30
Net gains (losses) on investments (both realized and unrealized)	0.19		(0.08)		1.02

Total income (loss) from investment operations	(0.06)		(0.17)		1.32

Less distributions:
Dividends from net investment income	—		(0.20)		(0.31)
Distributions from net realized gains	—		(0.15)		(0.08)
Distributions from return of capital	—		(0.00	)F	—

Total distributions	—		(0.35)		(0.39)

Net asset value, end of period	$10.35		$10.41		$10.93

Total return B	(0.58)%		(1.54)%		13.23	%C

Ratios and supplemental data:
Net assets, end of period	$31,223,150		$37,185,001		$3,023,636
Ratios to average net assets:
Expenses, before reimbursements	2.13%		2.40%		5.98	%D
Expenses, net of reimbursements	1.92%		1.92%		1.92	%D
Net investment income (loss), before expense reimbursements	(1.93)%		(2.07)%		10.41	%D
Net investment income (loss), net of reimbursements	(1.72)%		(1.59)%		14.47	%D
Portfolio turnover rate	—	%E	—	%E	—	%E

	A Class
	Year Ended December 31,				August 19 A to December 31, 2014
	2016		2015
Net asset value, beginning of period	$10.44		$10.93		$10.00

Income from investment operations:
Net investment income (loss)	0.23		(0.52)		0.32
Net gains (losses) on investments (both realized and unrealized)	(0.31)		0.36		1.00

Total income (loss) from investment operations	(0.08)		(0.16)		1.32

Less distributions:
Dividends from net investment income	—		(0.18)		(0.31)
Distributions from net realized gains	—		(0.15)		(0.08)
Distributions from return of capital	—		(0.00	)F	—

Total distributions	—		(0.33)		(0.39)

Net asset value, end of period	$10.36		$10.44		$10.93

Total return B	(0.77)%		(1.45)%		13.23	%C

Ratios and supplemental data:
Net assets, end of period	$23,330,824		$9,890,720		$9,019,308
Ratios to average net assets:
Expenses, before reimbursements	2.29%		2.55%		5.31	%D
Expenses, net of reimbursements	1.94%		1.94%		1.94	%D
Net investment income (loss), before expense reimbursements	(2.08)%		(3.59)%		32.48	%D
Net investment income (loss), net of reimbursements	(1.74)%		(2.98)%		35.85	%D
Portfolio turnover rate	—	%E	—	%E	—	%E

A	August 19, 2014 is the inception date of the AHL Managed Futures Strategy Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.
F	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

78

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,				August 19 A to December 31, 2014
	2016		2015
Net asset value, beginning of period	$10.34		$10.90		$10.00

Income from investment operations:
Net investment income (loss)	(0.08)		(0.09)		0.27
Net gains (losses) on investments (both realized and unrealized)	(0.06)		(0.16)		1.02

Total income (loss) from investment operations	(0.14)		(0.25)		1.29

Less distributions:
Dividends from net investment income	—		(0.16)		(0.31)
Distributions from net realized gains	—		(0.15)		(0.08)
Distributions from return of capital	—		(0.00	)F	—

Total distributions	—		(0.31)		(0.39)

Net asset value, end of period	$10.20		$10.34		$10.90

Total return B	(1.35)%		(2.30)%		12.93	%C

Ratios and supplemental data:
Net assets, end of period	$4,300,637		$2,151,492		$401,475
Ratios to average net assets:
Expenses, before reimbursements	3.04%		3.32%		8.75	%D
Expenses, net of reimbursements	2.69%		2.69%		2.68	%D
Net investment income (loss), before expense reimbursements	(2.84)%		(2.88)%		7.02	%D
Net investment income (loss), net of reimbursements	(2.49)%		(2.25)%		13.09	%D
Portfolio turnover rate	—	%E	—	% E	—	%E

A	August 19, 2014 is the inception date of the AHL Managed Futures Strategy Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.
F	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

79

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class			Y Class
	Year Ended December 31, 2016	June 30 to December 31, 2015		Year Ended December 31, 2016	June 30 D to December 31, 2015
Net asset value, beginning of period	$9.89	$10.00		$9.90	$10.00

Income from investment operations:
Net investment income	0.16	0.04		0.10	0.06
Net gains (losses) on investments (both realized and unrealized)	(0.02)	0.11		0.03	0.10

Total income (loss) from investment operations	0.14	0.15		0.13	0.16

Less distributions:
Dividends from net investment income	(0.45)	(0.06)		(0.45)	(0.06)
Distributions from net realized gains	(0.52)	(0.20)		(0.52)	(0.20)

Total distributions	(0.97)	(0.26)		(0.97)	(0.26)

Net asset value, end of period	$9.06	$9.89		$9.06	$9.90

Total return A	1.39%	1.46	%C	1.28%	1.56	%C

Ratios and supplemental data:
Net assets, end of period	$105,989,910	$63,421,998		$61,253,803	$26,059,687
Ratios to average net assets:
Expenses, before reimbursements	3.14%	3.55	%B	3.31%	3.83	% B
Expenses, before reimbursements, excluding non-operating expenses	1.57%	2.25	% B	1.64%	2.21	% B
Expenses, net of reimbursements	3.10%	2.84	% B	3.30%	3.27	% B
Expenses, net of reimbursements, excluding non-operating expenses	1.54%	1.54	% B	1.64%	1.64	% B
Net investment income (loss), before expense reimbursements	1.05%	(0.31	)% B	0.88%	0.83	% B
Net investment income, net of reimbursements .	1.09%	0.40	% B	0.88%	1.40	% B
Portfolio turnover rate	436%	159	% C	436%	159	% C

	Investor Class			A Class
	Year Ended December 31, 2016	June 30 D to December 31, 2015		Year Ended December 31, 2016	June 30 D to December 31, 2015
Net asset value, beginning of period	$9.88	$10.00		$9.88	$10.00

Income from investment operations:
Net investment income	0.30	0.02		0.07	0.08
Net gains (losses) on investments (both realized and unrealized)	(0.20)	0.12		0.03	0.06

Total income (loss) from investment operations	0.10	0.14		0.10	0.14

Less distributions:
Dividends from net investment income	(0.45)	(0.06)		(0.45)	(0.06)
Distributions from net realized gains	(0.52)	(0.20)		(0.52)	(0.20)

Total distributions	(0.97)	(0.26)		(0.97)	(0.26)

Net asset value, end of period	$9.01	$9.88		$9.01	$9.88

Total return A	0.98%	1.36	% C	0.98%	1.36	% C

Ratios and supplemental data:
Net assets, end of period	$3,339,009	$2,186,944		$115,308	$115,261
Ratios to average net assets:
Expenses, before reimbursements	3.47%	4.23	%B	3.65%	7.35	% B
Expenses, before reimbursements, excluding non-operating expenses	1.88%	2.92	%B	2.01%	5.93	%B
Expenses, net of reimbursements	3.50%	3.23	%B	3.58%	3.37	%B
Expenses, net of reimbursements, excluding non-operating expenses	1.92%	1.92	%B	1.94%	1.94	%B
Net investment income (loss), before expense reimbursements	0.32%	(1.52	)%B	0.27%	(3.54	)%B
Net investment income (loss), net of reimbursements	0.29%	(0.53	)%B	0.34%	0.44	%B
Portfolio turnover rate	436%	159	% C	436%	159	% C

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not Annualized.
C	Annualized.
D	Commencement of Operations.

80

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31, 2016	June 30 D to December 31, 2015
Net asset value, beginning of period	$9.85	$10.00

Income from investment operations:
Net investment income	(0.01)	0.05
Net gains (losses) on investments (both realized and unrealized)	0.03	0.05

Total income (loss) from investment operations	0.02	0.10

Less distributions:
Dividends from net investment income	(0.45)	(0.05)
Distributions from net realized gains	(0.52)	(0.20)

Total distributions	(0.97)	(0.25)

Net asset value, end of period	$8.90	$9.85

Total return A	0.17%	1.00	% C

Ratios and supplemental data:
Net assets, end of period	$152,859	$131,408
Ratios to average net assets:
Expenses, before reimbursements	4.40%	8.14	%B
Expenses, before reimbursements, excluding non-operating expenses	2.75%	6.72	%B
Expenses, net of reimbursements	4.34%	4.11	%B
Expenses, net of reimbursements, excluding non-operating expenses	2.69%	2.69	%B
Net investment (loss), before expense reimbursements	(0.46)%	(4.30	)%B
Net investment (loss), net of reimbursements	(0.40)%	(0.28	)%B
Portfolio turnover rate	436%	159	% C

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not Annualized.
C	Annualized.
D	Commencement of Operations.

81

American Beacon FundsSM

Affirmation of the Commodity Pool Operator

December 31, 2016 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the American Beacon AHL Managed Futures Strategy Fund for the period from January 1, 2016 to December 31, 2016, is accurate and complete.

Melinda G. Heika, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the American Beacon AHL Managed Futures Strategy Fund

82

American Beacon Funds SM

Federal Tax Information

December 31, 2016 (Unaudited)

The Funds are requested to provide certain tax information to shareholders based upon the Funds’ income and distribution for the taxable year ended December 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Corporate Dividends- Received Deduction	Qualified Dividend Income	Long-Term Capital Gain Distributions	Short-Term Capital Gain Distributions
AHL Managed Futures Strategy Fund	38.26%	78.05%	6.50%	6.50%
Ionic Strategic Arbitrage Fund	70.74%	100.00%	10.36%	10.36%

Shareholders received notification in January 2017 of the applicable tax information necessary to prepare their 2016 income tax returns.

83

American Beacon FundsSM

Additional Fund Information

December 31, 2016 (Unaudited)

American Beacon Advisors, Inc. (“American Beacon”) is a wholly-owned subsidiary of Astro AB Borrower, Inc. (“Borrower”). On January 31, 2017, the Board of Borrower and its sole shareholder, Astro AB Acquisition (“Acquisition”), approved an amendment to Borrower’s Certificate of Incorporation to change the name of Borrower to Resolute Investment Managers, Inc. Simultaneously with the name change of Borrower, the shareholders and the Boards of each of American Beacon’s indirect owners approved similar name changes, as follows: Astro AB Holdings, LLC (“Holdings”) became Resolute Investment Holdings, LLC; Astro AB Topco, Inc. became Resolute Topco, Inc.; and Astro AB Acquisition, Inc. became Resolute Acquisition, Inc. Amendments to each of the entities’ Articles of Incorporation, or, in the case of Holdings, the Certificate of Formation, were filed with the Delaware Secretary of State.

A summary of the name changes for the Astro Entities is set forth below:

Astro AB Holdings, LLC - Resolute Investment Holdings, LLC

Astro AB Topco, Inc. - Resolute Topco, Inc.

Astro AB Acquisiton, Inc. - Resolute Acquisiton, Inc.

Astro AB Borrower, Inc. - Resolute Investment Managers, Inc.

84

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removal resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Josephe B. Armes (54)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003- 2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008- 2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

TRUSTEES (CONT.)	Term

M. Dunning (74)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard M. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004- 2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (71) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001- 2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene. L. Needles, Jr. (62)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc. (2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015- Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008- 2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (46)	VP since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Present); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

One Year

Terri L. McKinney (53)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (50)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)

TeresaA. Oxford (58)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

American Beacon FundsSM

Privacy Policy

December 31, 2016 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www. sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN	TRANSFER AGENT	INDEPENDENT REGISTERED	DISTRIBUTOR
State Street Bank and Trust	Boston Financial Data Services	PUBLIC ACCOUNTING FIRM Ernst & Young LLP	Foreside Fund Services, LLC
Boston, Massachusetts	Kansas City, Missouri	Dallas, Texas	Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon AHL Managed Futures Strategy Fund and American Beacon Ionic Strategic Arbitrage Fund are service marks of American Beacon Advisors, Inc.

AR 12/16

American Beacon®
FUNDS

2016 ANNUAL REPORT

December 31, 2016

STEPHENS MID-CAP GROWTH FUND

STEPHENS SMALL CAP GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

STEPHENS MID-CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

STEPHENS SMALL CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2016

President’s Message

Dear Shareholders,

During the 12-month period ended December 31, 2016, China’s slowing growth escalated concerns for global markets, and many of the world’s central banks – the Federal Reserve (the “Fed”) included – responded by either continuing or expanding their economic stimulation policies. In the first half of 2016, international stocks declined while U.S. and emerging-market stocks made modest gains. Falling global interest rates supported bond returns during the period.

On June 24, 2016, the U.K. announced that the Brexit referendum to leave the European Union passed with a 52% majority vote, further shaking up global markets. By the end of that month, however, the U.S. stock market and some global markets had rebounded to near pre-Brexit levels as investors took opportunistic risks following the historic vote. After Theresa May’s succession as the U.K.’s prime minister on July 13, 2016, many central banks put their Brexit concerns on hold and turned their attention to their own economies.

In the weeks ahead of the U.S. presidential election on November 8, 2016, uncertainty about the outcome caused many investors to stay on the sidelines. Some investors questioned whether the election’s result would have negative consequences for their portfolios, but elections rarely have a lasting effect on the market. Historically speaking, from August 1 to October 31 during 19 of the last 22 election years – or approximately 86% of the time – the S&P 500 rallied for an average gain of approximately 6%.

On December 14, 2016, the Fed announced that it increased short-term interest rates by 0.25% to a range of 0.50% and 0.75%, signifying the Federal Open Market Committee’s confidence in an improving economy. It was the second rate increase in a decade; the first rate increase occurred in December 2015.

Although U.S. bonds and international investments largely declined in fourth quarter, domestic stocks reached new highs by the end of 2016. Markets responded positively to aspects of the incoming administration’s proposed plans for economic growth; i.e., repatriating jobs from overseas, relaxing regulations, lowering taxes and increasing infrastructure spending. For the year, the Dow Jones Industrial Average gained 16.50%, the S&P 500 Index gained 11.96% and the Nasdaq Composite gained 7.5%.

For the 12 months ended December 31, 2016:

•	American Beacon Stephens Mid-Cap Growth Fund (Investor Class) returned 6.42%.

•	American Beacon Stephens Small Cap Value Fund (Investor Class) returned 9.76%.

American Beacon Advisors identifies and partners with experienced asset managers from across all asset classes to help protect our shareholders’ portfolios over the long term. We are proud to offer a variety of funds that allow investors to invest in the asset classes best aligned with their long-term goals.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2016 (Unaudited)

Domestic equity markets came back with a roar from 2015’s modestly positive performance and continued the long-running, eight-year bull market. The S&P 500 Index, a broad measure of stock performance, was up 11.96%. The Russell 1000 Index, another largely followed market index, was up 12.05% for the year. Looking at the various Russell-style indexes for the year, small-cap stocks outpaced large- and mid-cap stocks and value stocks far outpaced growth stocks. In 2016, the markets continued to demonstrate that macroeconomic events such as the Brexit vote and uncertainty around the U.S. election can influence performance in the short term.

The first quarter of 2016 was marked by significant domestic equity market volatility with negative performance in January nearly matching positive performance in March (with flat performance in between). The month of January was highlighted by a broad market sell-off because of continued weakness in China’s economy despite a rebound by stocks at the end of the month. Healthier economic indicators in February kept the markets from entering correction territory, with most broad domestic equity markets ending the month close to flat. March was characterized by strong market performance led by job gains, a strengthening labor market, and some stability to oil prices. The Federal Reserve (the “Fed”) took a cautious tone following the Federal Open Market Committee (“FOMC”) meeting in March and held the federal funds rate steady. “Global economic and financial developments” were cited as reasons to keep the rate steady. To wit, the surprise move by the European Central Bank for further quantitative easing underscored weakness in Europe’s economy. The quarter ended with most domestic markets in modestly positive territory – the exceptions being the small-cap core/growth space.

The second quarter’s hot topics - Brexit and the lackluster May jobs report - did little to dampen the period’s positive momentum. The first two months of the quarter had positive returns that initially seemed to be threatened by the underwhelming May jobs report released in the first week of June. The weak report put the prospect of the Fed raising interest rates at the June meeting in doubt, which was later realized. Later in the month came the unexpected vote in the United Kingdom to leave the European Union, or Brexit. However, the domestic equity markets’ short-lived reaction to the Brexit vote was followed by a quick rebound and the month of June was relatively flat across most U.S. indexes. The second quarter ended with U.S. equity markets posting positive numbers across the board.

The third quarter was buoyed initially by lessening fear surrounding the Brexit vote and a significant positive revision to the June jobs report, but the Fed’s discussion of whether (and when) they should raise interest rates remained a key theme. This carried into August as U.S. markets were lifted by continued signs of job creation, wage growth and a lower unemployment rate. Gross domestic product (“GDP”) metrics for the period registered +3.5% annualized – the highest observation in two years. Meanwhile, international markets were mixed, particularly as growth in China continued to slow. Weaker markets in September recovered toward the end of month thanks in part to oil prices rising in the wake of OPEC’s announcement of a tentative agreement on production cutbacks. Despite that and concerns about inflation remaining below its target of 2%, the Fed indicated that the case for raising interest rates before the end of the year had strengthened, though they noted they would wait before doing so and continue monitoring the environment. Once again, U.S. equity markets had a positive quarter across the board and particularly in the small-cap space.

The fourth quarter began weakly in October due to the uncertainty of the fast-approaching U.S. presidential election and despite goods and services indicating an increase to real GDP during the same time period. In November, despite predictions of a sharp, negative response to the election results, the U.S. markets went on to achieve new highs later in the month. Notwithstanding generally positive market conditions, the Fed made no interest rate changes in November given the proximity of the FOMC’s meeting to the election. At that time, Federal Reserve Board Chair Janet Yellen foreshadowed a potential rate increase, saying the timing could be appropriate “relatively soon.” On December 14, the Fed met and voted to increase interest rates by 0.25% - the first time in 2016 and only the second time in the past 12 months. As another positive note, consumer confidence rose during the month of December to its highest level in more than 15 years. The fourth quarter was a good period for the U.S. equity markets - especially small-cap stocks and value stocks, which significantly outpaced their large and growth counterparts - and wrapped a big bow around the end of a year that seemed surprising (i.e., U.S. markets leading globally).

2

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2016 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned 6.42% for the twelve months ended December 31, 2016. The Fund underperformed the Russell Midcap® Growth Index (the “Index”) return of 7.33% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2006 through 12/31/2016

Total Returns for the Period ended December 31, 2016

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2006- 12/31/2016
Institutional Class (1,2,7)	SFMIX	6.82%	2.93%	10.83%	7.70%	$20,993
Y Class (1,3,7)	SMFYX	6.67%	2.81%	10.74%	7.51%	$20,638
Investor Class (1,3,7)	STMGX	6.42%	2.53%	10.42%	7.36%	$20,342
A without Sales Charge (1,4,7)	SMFAX	6.30%	2.50%	10.36%	7.33%	$20,286
A with Sales Charge (1,4,7)	SMFAX	0.20%	0.50%	9.06%	6.69%	$19,114
C without Sales Charge (1,5,7)	SMFCX	5.59%	1.73%	9.58%	6.95%	$19,579
C with Sales Charge (1,5,7)	SMFCX	4.59%	1.73%	9.58%	6.95%	$19,579
Russell Midcap Growth Index (6)		7.33%	6.23%	13.51%	7.83%	$21,255
S&P 500 Index (6)		11.96%	8.87%	14.66%	6.95%	$19,572

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-9687-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class was waived from 2006 through 2013 and partially recovered in 2014 and 2015. Performance prior to waiving fees was lower than the actual returns shown from 2006 through 2013.

2.	Fund performance for the ten-year period represents the returns achieved by the Institutional Class since its inception on 8/31/06. A portion of the fees charged to the Institutional Class has been waived since 2006. Performance prior to waiving fees was lower than the actual returns shown since 2006.

3

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2016 (Unaudited)

3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/06 up to 2/14/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 12/31/06. A portion of the fees charged to the Y Class was waived in 2012 and 2013 and partially recovered in 2014 and 2015. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013.

4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/06 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/06. A portion of the fees charged to the A Class was waived in 2012 through 2013 and partially recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown from 2012 through 2013. A Class has a maximum sales charge of 5.75%.

5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/06 up to 2/14/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/06. A portion of the fees charged to the C Class was waived in 2012 through 2014, partially recovered in 2015 and waived in 2016. Performance prior to waiving fees was lower than actual returns shown from 2012 through 2014 and in 2016. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell Midcap Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. One cannot directly invest in an index.

7.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.02%, 1.07%, 1.33%, 1.37%, and 2.12%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

From a stock selection standpoint, holdings in the Energy sector detracted from performance. Oceaneering Intl (down 22.9%) detracted value relative to the Index, while the Fund’s absence from Oneok Inc. (up almost 150%) negatively impacted returns for the sector. The Fund’s Industrials, Health Care and Consumer Staples sectors also detracted from relative performance. In Industrials, Stericyle was down over 35%. Within the Health Care sector, positions in Pacira Pharmaceuticals (down 58.7%), Illumina (down 35.0%) and Athena Health (down 35.3%) hurt relative performance. In Consumer Staples, Monster Beverage (down 10.6%) and Brown Forman Corp (down 8.6%) detracted from relative performance.

In contrast, good stock selection in the Consumer Discretionary sector added relative value. Papa John’s was up 55.5% and Ulta Salon Cosmetics & Fragrances was also up, at 34.8%. Not owning L Brands (down 27.3%) also contributed to relative returns in the sector. Financials also helped with performance, with investments in SVB Financial Group (up 42.8%), East West Bancorp (up 24.4%) and Marketaxess (up 31.4%) adding value over the period.

The Fund’s overweight in Health Care, the worst performing sector, and underweight in Materials had a negative impact on returns relative to the benchmark. An underweight to the Industrials sector also detracted from overall performance. In contrast, the following sectors were additive to Fund performance: an overweight to Energy, which was the best performing sector; an overweight in Information Technology; and underweights in both Consumer Discretionary and Consumer Staples. Not having an allocation to Real Estate also added value during the period.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

4

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2016 (Unaudited)

Top Ten Holdings (% Net Assets)
SVB Financial Group		2.0
Idexx Laboratories, Inc.		1.8
NVIDIA Corp.		1.8
Ross Stores, Inc.		1.8
MercadoLibre, Inc.		1.7
Cognex Corp.		1.6
Flir Systems, Inc.		1.6
Microchip Technology, Inc.		1.6
Ulta Salon Cosmetics & Fragrance, Inc.		1.6
Netflix, Inc.		1.5

Total Fund Holdings	93

Sector Allocation (% Equities)
Information Technology		26.1
Consumer Discretionary		21.2
Health Care		19.5
Industrials		14.9
Financials		8.5
Energy		7.0
Consumer Staples		2.8

5

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2016 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned 9.76% for the twelve months ended December 31, 2016. The Fund underperformed the Russell 2000® Growth Index (the “Index”) return of 11.32% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2006 through 12/31/2016

Total Returns for the Period ended December 31, 2016

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2006- 12/31/2016
Institutional Class (1,2,7)	STSIX	10.05%	0.53%	11.04%	7.39%	$20,402
Y Class (1,3,7)	SPWYX	9.96%	0.41%	10.94%	7.21%	$20,065
Investor Class (1,3,7)	STSGX	9.76%	0.23%	10.73%	7.11%	$19,873
A without Sales Charge (1,4,7)	SPWAX	9.61%	0.11%	10.56%	7.03%	$19,724
A with Sales Charge (1,4,7)	SPWAX	3.31%	(1.85)%	9.26%	6.40%	$18,595
C without Sales Charge (1,5,7)	SPWCX	8.76%	(0.65)%	9.75%	6.64%	$19,013
C with Sales Charge (1,5,7)	SPWCX	7.76%	(0.65)%	9.75%	6.64%	$19,013
Russell 2000 Growth Index (6)		11.32%	5.05%	13.74%	7.76%	$21,108
S&P 500 Index (6)		11.96%	8.87%	14.66%	6.95%	$19,567

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www. americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class was waived from 2005 through 2013, in 2015 and 2016, and partially recovered in 2014. Performance prior to waiving fees was lower than actual returns shown from 2003 through 2013, in 2015 and 2016.

2.	Fund performance for the ten-year period represents the returns achieved by the Institutional Class since its inception of 8/31/06. A portion of the fees charged to the Institutional Class was waived from 2006 through 2013 and partially recovered in 2014 and 2015. Performance prior to waiving fees was lower than actual returns shown from 2006 through 2013.

6

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2016 (Unaudited)

3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/06 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 12/31/06. A portion of the fees charged to the Y Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown for 2012 and 2013.

4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/06 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/06. A portion of the fees charged to the A Class was waived in 2012 and partially recovered from 2013 through 2015. Performance prior to waiving fees was lower than actual returns shown for 2012. A Class has a maximum sales charge of 5.75%.

5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/06 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/06. A portion of the fees charged to the C Class was waived in 2012 and partially recovered from 2013 through 2015. Performance prior to waiving fees was lower than actual returns shown for 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell 2000 Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. One cannot directly invest in an index.

7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.09%, 1.15%, 1.41%, 1.45% and 2.20%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

From a stock selection standpoint, the Fund benefitted from good stock selection in the Health Care and Consumer Staples sectors. In the Health Care sector, Healthequity Inc. (up 70.7%) and HMS Holdings (up 50.6%) were the largest contributors to performance. Staying out of Index holding Impax Laboratories, which was down almost 70%, positively affected returns relative to the benchmark. MGP Ingredients (up 48.7%), Calavo Growers (up 25.2%) and Inventure Foods (up 39.9%) contributed most to the Fund’s returns in Consumer Staples.

The aforementioned performance was somewhat offset by poor stock selection in the Fund’s Industrials and Consumer Discretionary sectors, with selections in Information Technology and Materials also having a negative impact. Companies detracting the most relative value in the Industrials sector included Advisory Board (down 33.0%) and Proto Labs (down 18.6%). Not holding Index position Clarcor Inc. (up 68.7%) also served as a drag on performance. In the Consumer Discretionary sector, Sportsmans Warehouse (down 33.6%) and Motorcar Parts of America (down 21.0%) were the largest detractors. Within Information Technology, the Fund’s positions in Pros Holdings (down 52.4%) and Manhattan Associates (down 19.1%) also affected relative returns during the period.

In sector allocation, the Fund’s significant underweight position to Materials (one of the best performing sectors for the Index) detracted from performance. This was largely offset by overweight positions in the Energy and Information Technology sectors, as well as a slight underweight to Health Care.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in smaller capitalization stocks with above-average growth potential.

7

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2016 (Unaudited)

Top Ten Holdings (% Net Assets)
Microsemi Corp.		1.8
WageWorks, Inc.		1.8
ICON PLC		1.7
PAREXEL International Corp.		1.6
Cognex Corp.		1.5
National CineMedia, Inc.		1.5
IMAX Corp.		1.5
Euronet Worldwide, Inc.		1.4
HealthEquity, Inc.		1.4
Hilltop Holdings, Inc.		1.4

Total Fund Holdings	106

Sector Allocation (% Equities)
Information Technology		30.2
Health Care		21.1
Industrials		15.7
Consumer Discretionary		12.7
Energy		7.3
Financials		6.5
Consumer Staples		3.6
Materials		2.9

8

American Beacon FundsSM

Expense Examples

December 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

December 31, 2016 (Unaudited)

Stephens Mid-Cap Growth Fund

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period 7/1/2016-12/31/2016*
Institutional Class
Actual	$1,000.00	$1,075.90	$5.22
Hypothetical**	$1,000.00	$1,020.11	$5.08
Y Class
Actual	$1,000.00	$1,075.60	$5.84
Hypothetical**	$1,000.00	$1,019.49	$5.69
Investor Class
Actual	$1,000.00	$1,074.36	$7.20
Hypothetical**	$1,000.00	$1,018.19	$7.00
A Class
Actual	$1,000.00	$1,073.90	$7.35
Hypothetical**	$1,000.00	$1,018.02	$7.15
C Class
Actual	$1,000.00	$1,069.91	$11.34
Hypothetical**	$1,000.00	$1,014.15	$11.04

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.00%, 1.12%, 1.38%, 1.41% and 2.18% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

Stephens Small Cap Growth Fund

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period 7/1/2016-12/31/2016*
Institutional Class
Actual	$1,000.00	$1,088.94	$5.72
Hypothetical**	$1,000.00	$1,019.63	$5.53
Y Class
Actual	$1,000.00	$1,087.96	$6.04
Hypothetical**	$1,000.00	$1,019.35	$5.84
Investor Class
Actual	$1,000.00	$1,087.60	$7.08
Hypothetical**	$1,000.00	$1,018.36	$6.85
A Class
Actual	$1,000.00	$1,086.86	$7.66
Hypothetical**	$1,000.00	$1,017.81	$7.41
C Class
Actual	$1,000.00	$1,082.01	$11.67
Hypothetical**	$1,000.00	$1,013.91	$11.29

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.09%, 1.15%, 1.35%, 1.46% and 2.23% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (two of the funds constituting the American Beacon Funds) (collectively, the Funds), as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board

(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

February 28, 2017

11

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
COMMON STOCK - 97.84%
CONSUMER DISCRETIONARY - 20.77%
Auto Components - 2.13%
LKQ Corp.A	33,700	$1,032,905
Mobileye N.V.A.	18,300	697,596

		1,730,501

Automobiles - 0.53%
Tesla Motors, Inc.A B	2,000	427,380

Hotels, Restaurants & Leisure - 3.28%
Buffalo Wild Wings, Inc.A	4,300	663,920
National CineMedia, Inc.	60,689	893,949
Papa John’s International, Inc.	12,950	1,108,261

		2,666,130

Household Durables - 0.70%
Harman International Industries, Inc.	5,150	572,474

Internet & Catalog Retail - 1.35%
Expedia, Inc.	9,668	1,095,191

Media - 4.18%
Cinemark Holdings, Inc.	24,850	953,246
IMAX Corp.A	38,012	1,193,577
Netflix, Inc.A	10,100	1,250,380

		3,397,203

Specialty Retail - 7.47%
Bright Horizons Family Solutions, Inc.A	8,500	595,170
Copart, Inc.A	14,600	808,986
O’Reilly Automotive, Inc.A	2,900	807,389
Ross Stores, Inc.	21,950	1,439,920
Tractor Supply Co.	14,900	1,129,569
Ulta Salon Cosmetics & Fragrance, Inc.	5,100	1,300,194

		6,081,228

Textiles & Apparel - 1.13%
Lululemon Athletica, Inc.A	6,200	402,938
Under Armour, Inc., Class CA	20,500	515,985

		918,923

Total Consumer Discretionary		16,889,030

CONSUMER STAPLES - 2.75%
Beverages - 2.75%
Brown-Forman Corp., Class B	22,660	1,017,887
Monster Beverage Corp.A	27,450	1,217,133

Total Consumer Staples		2,235,020

ENERGY - 6.86%
Energy Equipment & Services - 4.07%
Baker Hughes, Inc.	14,450	938,816
Core Laboratories N.V.B	7,450	894,298
Oceaneering International, Inc.	20,450	576,895
RPC, Inc.B	45,750	906,308

		3,316,317

Oil & Gas - 2.79%
Cabot Oil & Gas Corp.	26,500	619,040
Pioneer Natural Resources Co.	5,850	1,053,409

See accompanying notes
12

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
ENERGY - 6.86% (continued)
Oil & Gas - 2.79% (continued)
Range Resources Corp.	17,250	$592,710

		2,265,159

Total Energy		5,581,476

FINANCIALS - 8.30%
Banks - 3.46%
East West Bancorp, Inc.	23,650	1,202,130
SVB Financial GroupA	9,400	1,613,604

		2,815,734

Diversified Financials - 3.62%
Affiliated Managers Group, Inc.A	5,230	759,919
Euronet Worldwide, Inc.A	14,150	1,024,885
MarketAxess Holdings, Inc.	7,850	1,153,321

		2,938,125

Insurance - 1.22%
WEX, Inc.A	8,900	993,240

Total Financials		6,747,099

HEALTH CARE - 19.11%
Biotechnology - 1.53%
Alexion Pharmaceuticals, Inc.A	3,450	422,108
QIAGEN N.V.A	29,300	820,986

		1,243,094

Health Care Equipment & Supplies - 9.81%
ABIOMED, Inc.A	4,500	507,060
Dentsply Sirona, Inc.	10,916	630,180
DexCom, Inc.A	11,450	683,565
Hologic, Inc.A	21,600	866,592
Idexx Laboratories, Inc.A	12,300	1,442,421
Illumina, Inc.A	6,500	832,260
Intuitive Surgical, Inc.A	1,150	729,296
Medidata Solutions, Inc.A	16,299	809,571
ResMed, Inc.	16,550	1,026,928
Varian Medical Systems, Inc.A	4,950	444,411

		7,972,284

Health Care Providers & Services - 5.46%
Acadia Healthcare Co., Inc.A	16,200	536,220
Cerner Corp.A	20,030	948,821
Henry Schein, Inc.A	6,495	985,356
PAREXEL International Corp.A	13,950	916,794
VCA Antech, Inc.A	15,330	1,052,405

		4,439,596

Pharmaceuticals - 2.31%
Akorn, Inc.A	27,800	606,874
ICON PLCA C	11,500	864,800
Pacira Pharmaceuticals, Inc.A	12,700	410,210

		1,881,884

Total Health Care		15,536,858

INDUSTRIALS - 14.55%
Aerospace & Defense -1.39%
Orbital ATK, Inc.	12,900	1,131,717

See accompanying notes
13

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
INDUSTRIALS - 14.55% (continued)
Commercial Services & Supplies - 4.93%
CoStar Group, Inc.A	6,420	$1,210,105
HMS Holdings Corp.A	51,962	943,630
Verisk Analytics, Inc.A	13,750	1,116,088
WageWorks, Inc.A	10,300	746,750

		4,016,573

Diversified Manufacturing - 1.21%
Acuity Brands, Inc.	4,250	981,155

Electrical Equipment - 3.90%
Cognex Corp.	20,700	1,316,934
IPG Photonics Corp.	7,800	769,938
Roper Industries, Inc.	3,250	595,010
Sensata Technologies Holding N.V.A	12,500	486,875

		3,168,757

Road & Rail - 1.06%
J.B. Hunt Transport Services, Inc.	8,900	863,923

Trading Companies & Distributors - 2.06%
Fastenal Co.	17,360	815,573
MSC Industrial Direct Co., Inc., Class A	9,280	857,379

		1,672,952

Total Industrials		11,835,077

INFORMATION TECHNOLOGY - 25.50%
Communications Equipment - 1.00%
Palo Alto Networks, Inc.A	6,500	812,825

Electronic Equipment & Instruments - 3.39%
FLIR Systems, Inc.	34,950	1,264,841
NVIDIA Corp.	14,000	1,494,360

		2,759,201

Internet Software & Services - 5.20%
Akamai Technologies, Inc.A	11,000	733,480
Athenahealth, Inc.A	7,977	838,941
Fortinet, Inc.A	22,500	677,700
IHS Markit Ltd.A	17,249	610,787
MercadoLibre, Inc.	8,750	1,366,225

		4,227,133

IT Consulting & Services - 0.73%
Fiserv, Inc.A	5,600	595,168

Semiconductor Equipment & Products - 4.40%
Lam Research Corp.	6,868	726,154
Microchip Technology, Inc.	20,630	1,323,413
NXP Semiconductors N.V.A	5,650	553,757
Xilinx, Inc.	16,150	974,976

		3,578,300

Software - 10.78%
Ansys, Inc.A	5,450	504,071
Aspen Technology, Inc.A	20,000	1,093,600
Autodesk, Inc.A	12,300	910,323
Cadence Design Systems, Inc.A	33,700	849,914
Check Point Software Technologies Ltd.A	5,150	434,969
Electronic Arts, Inc.A	12,350	972,686

See accompanying notes
14

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
INFORMATION TECHNOLOGY - 25.50% (continued)
Software - 10.78% (continued)
FireEye, Inc.A	27,969	$332,831
National Instruments Corp.	20,005	616,553
Red Hat, Inc.A	10,490	731,153
Salesforce.com, Inc.A	6,870	470,320
Splunk, Inc.A	9,900	506,385
Tableau Software, Inc., Class AA	8,800	370,920
Ultimate Software Group, Inc.A	5,350	975,573

		8,769,298

Total Information Technology		20,741,925

Total Common Stock (Cost $60,914,051)		79,566,485

SHORT TERM INVESTMENTS - 2.15% (Cost $1,747,402)
American Beacon U.S. Government Money Market Select Fund, Select ClassD	1,747,402	1,747,402

SECURITIES LENDING COLLATERAL - 2.21%
American Beacon U.S. Government Money Market Select Fund, Select Class D	1,346,615	1,346,615
DWS Government and Agency Securities Portfolio, Institutional Class	448,871	448,871

Total Securities Lending Collateral (Cost $1,795,486)		1,795,486

TOTAL INVESTMENTS - 102.21% (Cost $64,456,939)		83,109,373
LIABILITIES, NET OF OTHER ASSETS - (2.21%)		(1,793,163)

TOTAL NET ASSETS - 100.00%		$81,316,210

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at December 31, 2016.
C	PLC - Public Limited Company.
D	The Fund is affiliated by having the same investment advisor.

See accompanying notes
15

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
COMMON STOCK - 97.84%
CONSUMER DISCRETIONARY - 12.42%
Auto Components - 0.53%
Motorcar Parts of America, Inc.A	117,130	$3,153,140

Hotels, Restaurants & Leisure - 6.33%
Buffalo Wild Wings, Inc.A	34,324	5,299,626
Chuy’s Holdings, Inc.A	205,191	6,658,448
National CineMedia, Inc., Acquired 12/21/2012 – 11/8/2016, Cost $9,683,241B	606,144	8,928,501
Papa John’s International, Inc.	86,100	7,368,438
Potbelly Corp.A	220,271	2,841,496
Wingstop, Inc.C	209,597	6,201,975

		37,298,484

Media - 1.46%
IMAX Corp.A	275,178	8,640,589

Multiline Retail - 0.89%
Ollie’s Bargain Outlet Holdings, Inc.A	185,100	5,266,095

Specialty Retail - 3.21%
Aaron’s, Inc.	139,100	4,449,809
Boot Barn Holdings, Inc., Acquired 5/20/2016 – 12/29/2016, Cost $3,287,088A B C	379,721	4,754,107
Bright Horizons Family Solutions, Inc.A	57,000	3,991,140
Monro Muffler Brake, Inc.	100,340	5,739,448

		18,934,504

Total Consumer Discretionary		73,292,812

CONSUMER STAPLES - 3.54%
Beverages - 1.13%
MGP Ingredients, Inc.	133,248	6,659,735

Food Products - 2.41%
Calavo Growers, Inc.	122,142	7,499,519
Inventure Foods, Inc., Acquired 9/12/2014 – 11/8/2016, Cost $3,079,918A B	262,066	2,581,350
TreeHouse Foods, Inc.A	57,900	4,179,801

		14,260,670

Total Consumer Staples		20,920,405

ENERGY - 7.14%
Energy Equipment & Services - 5.31%
Core Laboratories N.V.C	27,500	3,301,100
Flotek Industries, Inc.A C	333,823	3,134,598
Forum Energy Technologies, Inc.A	277,600	6,107,200
Oceaneering International, Inc.	129,600	3,656,016
PDC Energy, Inc.A	77,800	5,646,724
RigNet, Inc., Acquired 5/9/2014 – 11/8/2016, Cost $6,207,294A B	226,206	5,236,669
RPC, Inc.C	215,898	4,276,939

		31,359,246

Oil & Gas - 1.83%
Carrizo Oil & Gas, Inc.A.	104,400	3,899,340
Rice Energy, Inc.A	322,600	6,887,510

		10,786,850

Total Energy		42,146,096

FINANCIALS - 6.32%
Banks - 1.50%
East West Bancorp, Inc.	78,000	3,964,740

See accompanying notes
16

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
FINANCIALS - 6.32% (continued)
Banks - 1.50% (continued)
SVB Financial GroupA	28,400	$4,875,144

		8,839,884

Diversified Financials - 2.57%
Euronet Worldwide, Inc.A	117,892	8,538,918
MarketAxess Holdings, Inc.	45,200	6,640,784

		15,179,702

Insurance - 2.25%
Hilltop Holdings, Inc.	280,500	8,358,900
WEX, Inc.A	44,200	4,932,720

		13,291,620

Total Financials		37,311,206

HEALTH CARE - 20.69%
Biotechnology - 2.59%
MiMedx Group, Inc.A C	417,480	3,698,873
Neogen Corp.A	122,450	8,081,700
Repligen Corp.A	114,079	3,515,915

		15,296,488

Health Care Equipment & Supplies - 4.83%
Abaxis, Inc.	94,981	5,012,147
ABIOMED, Inc.A	49,500	5,577,660
Bio-Techne Corp.	32,800	3,372,824
Medidata Solutions, Inc.A	132,442	6,578,394
NuVasive, Inc.A	118,680	7,994,285

		28,535,310

Health Care Providers & Services - 7.80%
AAC Holdings, Inc.A C	200,700	1,453,068
Acadia Healthcare Co., Inc.A	171,500	5,676,650
HealthEquity, Inc.A	208,472	8,447,285
MAXIMUS, Inc.	61,100	3,408,769
Omnicell, Inc.A	129,500	4,390,050
PAREXEL International Corp.A	146,900	9,654,268
The Advisory Board Co.A	171,925	5,716,506
VCA Antech, Inc.A	106,055	7,280,676

		46,027,272

Pharmaceuticals - 5.47%
Akorn, Inc.A	219,000	4,780,770
ICON PLCA D	130,200	9,791,040
Ligand Pharmaceuticals, Inc.C	74,250	7,544,543
Pacira Pharmaceuticals, Inc.A	135,428	4,374,324
Proto Labs, Inc.A	112,505	5,777,132

		32,267,809

Total Health Care		122,126,879

INDUSTRIALS - 15.33%
Aerospace & Defense - 3.36%
Aerovironment, Inc.A	133,328	3,577,190
Astronics Corp.	129,669	4,387,999
HEICO Corp., Class A	88,400	6,002,360
Orbital ATK, Inc.	66,200	5,807,726

		19,775,275

Air Freight & Couriers - 1.40%
Echo Global Logistics, Inc.A	194,634	4,875,582

See accompanying notes
17

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
INDUSTRIALS - 15.33% (continued)
Air Freight & Couriers - 1.40% (continued)
HUB Group, Inc., Class AA	78,100	$3,416,875

		8,292,457

Building Products - 1.19%
Trex Co., Inc.A	109,200	7,032,480

Commercial Services & Supplies - 5.16%
CoStar Group, Inc.A	42,901	8,086,409
HMS Holdings Corp.A	454,869	8,260,421
SiteOne Landscape Supply, Inc.A	89,652	3,113,614
WageWorks, Inc.A	150,242	10,892,545

		30,352,989

Diversified Manufacturing - 0.41%
Acuity Brands, Inc.	10,600	2,447,116

Electrical Equipment - 1.48%
Cognex Corp.	137,600	8,754,112

Machinery - 1.56%
Lindsay Corp.C	40,200	2,999,322
RBC Bearings, Inc.	67,200	6,236,832

		9,236,154

Trading Companies & Distributors - 0.77%
MSC Industrial Direct Co., Inc., Class A	49,445	4,568,224

Total Industrials		90,458,807

INFORMATION TECHNOLOGY - 29.56%
Electronic Equipment & Instruments - 1.53%
CyberOptics Corp.A	69,890	1,824,129
FLIR Systems, Inc.	104,400	3,778,236
Taser International, Inc.A	140,300	3,400,872

		9,003,237

Internet Software & Services - 5.99%
Athenahealth, Inc.A	40,302	4,238,560
Fortinet, Inc.A	74,200	2,234,904
HealthStream, Inc.A E	185,414	4,644,621
Mimecast Ltd.A	171,845	3,076,026
Proofpoint, Inc.A	114,426	8,084,197
Q2 Holdings, Inc.A	144,300	4,163,055
Shopify, Inc., Class AA	97,900	4,196,973
Stamps.com, Inc.C	41,000	4,700,650

		35,338,986

IT Consulting & Services - 2.46%
Cardtronics PLCA D.	141,653	7,730,004
Tyler Technologies, Inc.	47,484	6,779,291

		14,509,295

Semiconductor Equipment & Products - 8.38%
8x8, Inc.A	540,100	7,723,430
Cavium, Inc.A	90,500	5,650,820
Integrated Device Technology, Inc.A	182,300	4,294,988
MACOM Technology Solutions Holdings, Inc.A	81,200	3,757,936
Microsemi Corp.	193,130	10,423,226
Power Integrations, Inc.	108,200	7,341,370
Rudolph Technologies, Inc.A	192,700	4,499,545

See accompanying notes
18

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2016

	Shares	Fair Value
INFORMATION TECHNOLOGY - 29.56% (continued)
Semiconductor Equipment & Products - 8.38% (continued)
Semtech Corp.A	182,786	$5,766,898

		49,458,213

Software - 11.20%
Aspen Technology, Inc.A	142,348	7,783,589
CyberArk Software Ltd.A	102,200	4,650,100
Envestnet, Inc.A	219,709	7,744,742
Globant S.A.A	60,500	2,017,675
Guidewire Software, Inc.A	135,600	6,689,148
Imperva, Inc.A	76,100	2,922,240
Manhattan Associates, Inc.A	110,417	5,855,414
National Instruments Corp.	107,967	3,327,543
PROS Holdings, Inc.A	107,900	2,322,008
Qualys, Inc.A	172,500	5,459,625
SPS Commerce, Inc.A	94,318	6,591,885
Take-Two Interactive Software, Inc.	75,900	3,741,110
Ultimate Software Group, Inc.A	38,800	7,075,180

		66,180,259

Total Information Technology		174,489,990

MATERIALS - 2.84%
Chemicals - 1.04%
Balchem Corp.	73,066	6,131,699

Construction Materials - 0.62%
Forterra, Inc.A	169,800	3,677,868

Metals & Mining - 1.18%
Mueller Water Products, Inc., Class A	521,200	6,937,172

Total Materials		16,746,739

Total Common Stock (Cost $475,987,672)		577,492,934

SHORT TERM INVESTMENTS - 4.78% (Cost $28,216,747)
American Beacon U.S. Government Money Market Select Fund, Select ClassE	28,216,747	28,216,747

SECURITIES LENDING COLLATERAL - 3.86%
American Beacon U.S. Government Money Market Select Fund, Select ClassE	17,065,741	17,065,741
DWS Government and Agency Securities Portfolio, Institutional Class	5,688,580	5,688,580

Total Securities Lending Collateral (Cost $22,754,321)		22,754,321

TOTAL INVESTMENTS - 106.48% (Cost $526,958,740)		628,464,002
LIABILITIES, NET OF OTHER ASSETS - (6.48%)		(38,252,873)

TOTAL NET ASSETS - 100.00%		$590,211,129

Percentages	are stated as a percent of net assets.

A	Non-income producing security.
B	Illiquid Security. At period end, the amount of illiquid securities was $21,500,627 or 3.64% of net assets.
C	All or a portion of this security is on loan at December 31, 2016.
D	PLC - Public Limited Company.
E	The Fund is affiliated by having the same investment advisor.

See accompanying notes
19

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2016

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value A C	$80,015,356	$583,181,514
Investments in affiliated securities, at fair value B	3,094,017	45,282,488
Dividends and interest receivable	9,968	45,290
Receivable for investments sold	119,309	—
Receivable for fund shares sold	41,265	1,454,531
Receivable for expense reimbursement (Note 2)	9,836	—
Prepaid expenses	15,204	45,252

Total assets	83,304,955	630,009,075

Liabilities:
Payable for investments purchased	67,077	15,962,420
Payable for fund shares redeemed	14,873	490,242
Payable upon return of securities loaned	1,795,486	22,754,321
Management and investment advisory fees payable	55,814	486,096
Administrative service and service fees payable	10,067	9,591
Transfer agent fees payable	4,499	21,381
Custody and fund accounting fees payable	2,617	10,566
Professional fees payable	33,866	37,445
Trustee fees payable	581	55
Payable for prospectus and shareholder reports	2,712	15,230
Other liabilities	1,153	10,599

Total liabilities	1,988,745	39,797,946

Net Assets	$81,316,210	$590,211,129

Analysis of Net Assets:
Paid-in-capital	$64,126,096	$496,803,949
Accumulated net realized (loss)	(1,462,320)	(8,098,082)
Unrealized appreciation of investments	18,652,434	101,505,262

Net assets	$81,316,210	$590,211,129

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	2,757,847	27,365,997

Y Class	137,788	4,949,079

Investor Class	829,247	3,271,551

A Class	883,090	458,916

C Class	92,154	87,066

Net assets:
Institutional Class	$50,451,447	$450,286,537

Y Class	$2,510,649	$81,069,652

Investor Class	$13,078,292	$50,544,287

A Class	$13,886,296	$7,029,682

C Class	$1,389,526	$1,280,971

Net asset value, offering and redemption price per share:
Institutional Class	$18.29	$16.45

Y Class	$18.22	$16.38

Investor Class	$15.77	$15.45

A Class	$15.72	$15.32

A Class (offering price)	$16.68	$16.25

C Class	$15.08	$14.71

A Cost of investments in unaffiliated securities	$61,362,922	$481,676,252
B Cost of investments in affiliated securities	$3,094,017	$45,282,488
C Fair value of securities on loan	$1,758,789	$22,211,407

See accompanying notes
20

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2016

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$381,623	$1,177,815
Dividend income from affiliated securities	2,880	24,127
Income derived from securities lending	44,190	528,365

Total investment income	428,693	1,730,307

Expenses:
Management and investment advisory fees (Note 2)	639,335	4,565,749
Administrative service fees (Note 2):
Institutional Class	70,543	405,899
Y Class	2,484	174,805
Investor Class	15,257	63,787
A Class	15,332	8,704
C Class	1,970	2,189
Transfer agent fees:
Institutional Class	35,994	167,618
Y Class	83	5,359
Investor Class	2,586	4,585
A Class	1,226	581
C Class	222	150
Custody and fund accounting fees	13,836	46,568
Professional fees	35,364	51,618
Registration fees and expenses	71,613	144,329
Service fees (Note 2):
Y Class	2,104	140,516
Investor Class	45,677	144,947
A Class	20,193	10,482
C Class	2,385	2,385
Distribution fees (Note 2):
A Class	33,655	17,469
C Class	15,900	15,901
Prospectus and shareholder report expenses	7,139	35,683
Trustee fees	6,075	35,228
Other expenses	13,817	37,079

Total expenses	1,052,790	6,081,631

Net fees waived and expenses reimbursed (Note 2)	(54,783)	—

Net expenses	998,007	6,081,631

Net investment (loss)	(569,314)	(4,351,324)

Realized and unrealized gain (loss) from investments:
Net realized (loss) from:
Investments	(1,032,123)	(4,569,025)
Change in net unrealized appreciation (depreciation) of:
Investments	5,243,617	67,768,829

Net gain from investments	4,211,494	63,199,804

Net increase in net assets resulting from operations	$3,642,180	$58,848,480

A Foreign taxes	$2,801	$9,367

See accompanying notes

21

American Beacon FundsSM

Statements of Changes in Net Assets

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016		Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment (loss)	$(569,314)	$(841,052)	$	(4,351,324)	$(4,765,426)
Net realized gain (loss) from investments	(1,032,123)	8,947,108		(4,569,025)	27,104,161
Change in net unrealized appreciation (depreciation) from investments	5,243,617	(9,577,800)		67,768,829	(48,148,316)

Net increase (decrease) in net assets resulting from operations	3,642,180	(1,471,744)		58,848,480	(25,809,581)

Distribution to Shareholders
Net realized gain from investments:
Institutional Class	(2,746,156)	(3,679,297)		(3,634,109)	(13,631,411)
Y Class	(101,600)	(120,136)		(676,175)	(6,447,037)
Investor Class	(825,119)	(794,980)		(440,539)	(2,688,330)
A Class	(878,585)	(831,603)		(61,811)	(396,897)
C Class	(90,663)	(114,160)		(11,705)	(113,204)

Net distributions to shareholders	(4,642,123)	(5,540,176)		(4,824,339)	(23,276,879)

Capital Share Transactions:
Proceeds from sales of shares	23,413,554	24,623,153		351,061,950	96,070,205
Reinvestment of dividends and distributions	4,535,561	5,393,253		4,720,165	22,808,654
Cost of shares redeemed	(55,624,853)	(41,701,499)		(329,962,031)	(250,985,106)

Net increase (decrease) in net assets from capital share transactions	(27,675,738)	(11,685,093)		25,820,084	(132,106,247)

Net increase (decrease) in net assets	(28,675,681)	(18,697,013)		79,844,225	(181,192,707)

Net Assets:
Beginning of period	109,991,891	128,688,904		510,366,904	691,559,611

End of Period	$81,316,210	$109,991,891		$590,211,129	$510,366,904

See accompanying notes

22

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

1. Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of December 31, 2016, the Trust consists of twenty-six active series, two of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund. The remaining twenty-four active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital

Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The Funds have multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker- dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges, which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

23

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds also designates earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.

Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

From January 1, 2016 to May 29, 2016, the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, Funds management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager received from the Funds an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016, the Funds and the Manager entered a Management Agreement that obligates the Manager to provide investment advisory, Funds management, and administrative services to the Funds. As compensation for performing the duties under the Management Agreement, the Manager receives from the Funds an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $5 billion, 0.325% of the next $5 billion, 0.30% of the next $10 billion, and 0.275% over $20 billion. The Funds also pay the unaffiliated investment advisors hired to direct investment activities of the Funds an annualized investment advisory fee based on a percentage of the Funds’ average daily assets. Management fees paid by the Funds during the year ended December 31, 2016 were as follows:

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Stephens Mid-Cap Growth	0.84%	$639,335	$434,569	$204,766
Stephens Small Cap Growth	0.98%	4,565,749	3,294,653	1,271,096

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers,

24

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

a fee up to 10% of the net monthly interest income (the gross income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. Currently, the Manager receives 10% of such income. This fee is included in “Management and investment advisory fees” on the Statements of Operations. During the year ended December 31, 2016, securities lending fees paid to the Manager were $4,807 and $53,612 for the Stephens Mid-Cap Growth and the Stephens Small Cap Growth Funds, respectively.

Administration Agreement

From January 1, 2016 to May 29, 2016, the Manager and the Trust were parties to an Administrative Agreement which obligated the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediaries average net assets in the Institutional Class on an annual basis. For the year ended December 31, 2016, the sub-transfer agent fees, as included in “Transfer agent fees” in the Statements of Operations, were as follows:

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Fund	Sub-Transfer Agent Fees
Stephens Mid-Cap Growth Fund	$33,185
Stephens Small Cap Growth Fund	154,757

As of December 31, 2016, the Fund owes the Manager the following reimbursement of sub-transfer agent fees, as included in “Transfer agent fees payable” in the Statements of Assets and Liabilities.

Fund	Reimbursement of Sub-Transfer Agent Fees
Stephens Mid-Cap Growth Fund	$3,370
Stephens Small Cap Growth Fund	17,386

Investment in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management and administration fees totaling 0.10% of its average daily net assets of the USG Select Fund. During the year ended December 31, 2016, the Manager earned fees from the Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund totaling $1,332 and $10,235, respectively, from direct investment in the USG Select fund and $3,443 and $28,806, respectively, from the securities lending collateral invested in the USG Select Fund.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended December 31, 2016, the Stephens Mid-Cap Growth Fund borrowed on average $ 2,038,164 for 32 days at 0.98% with interest charges of $1,735 and the Stephens Small Cap Growth Fund borrowed on average $7,487,229 for 4 days at 0.98% with interest charges of $825. These amounts are recorded as “Other expenses” in the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense caps. For the year ended December 31, 2016, the Manager waived or reimbursed expenses as follows:

		Expense Cap
Fund	Class	1/1/16 To 4/30/16	5/1/16 To 12/31/16	Reimbursed Expenses	(Recovered) Expenses	Expiration
Stephens Mid-Cap Growth	Institutional	0.99%	0.99%	$54,089	—	2019
Stephens Mid-Cap Growth	A	N/A	N/A	610	—	2019
Stephens Mid-Cap Growth	C	N/A	N/A	84	—	2019

Of these amounts, $9,836 is disclosed as a receivable from the Manager for the Stephens Mid-Cap Growth Fund at December 31, 2016. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit.

26

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

The reimbursed expenses listed above will expire in 2019. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely.

The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	$—	$38,647	$60,289	2017

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended December 31, 2016, Foreside collected $671 and $479 for Stephens Mid-Cap Growth and Stephens Small Cap Growth Funds, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2016, there were no CDSC fees for Class A Shares collected for the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2016, CDSC fees of $936 and $30 were collected for Class C Shares of the Stephens Mid-Cap Growth and

Stephens Small Cap Growth Funds, respectively.

Trustee Fees and Expenses

As compensation for their service to the Trust and the American Beacon Select Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing net asset value NAV per share of the mutual fund on the day of valuation.

27

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Board.

Valuation Inputs

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of December 31, 2016, the investments were classified as described below:

Stephens Mid-Cap Growth Fund(1)	Level 1	Level 2	Level 3	Total
Common Stock	$79,566,485	$—	$—	$79,566,485
Short-Term Investments - Money Market Funds	1,747,402	—	—	1,747,402
Securities Lending Collateral Invested in Money Markets Funds	1,795,486	—	—	1,795,486

Total Investments in Securities	$83,109,373	$—	$—	$83,109,373

Stephens Small Cap Growth Fund(1)	Level 1	Level 2	Level 3	Total
Common Stock	$577,492,934	$—	$—	$577,492,934
Short-Term Investments - Money Market Funds	28,216,747	—	—	28,216,747
Securities Lending Collateral Invested in Money Markets Funds	22,754,321	—	—	22,754,321

Total Investments in Securities	$628,464,002	$—	$—	$628,464,002

(1)	Refer to the Schedule of Investments for industry information.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels the Funds’ assets and liabilities. During the year ended December 31, 2016, there were no transfers between levels.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

4. Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to

29

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Notes to Financial Statements

December 31, 2016

achieve. Illiquid and restricted securities outstanding at the period ended December 31, 2016 are disclosed in the Notes to the Schedules of Investments.

5. Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations,(2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased price volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Growth Companies Risk

Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

30

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Mid-Capitalization Companies Risk

Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. These companies may also have more limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Small Capitalization Companies Risk

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk

Sector risk is the risk associated with the Funds holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Lending Risk

To the extent the Funds lend its securities, it may be subject to the following risks. Borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which

31

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for the Funds may not perform to expectations. This could result in the Funds’ underperformance compared to other funds with similar investment objectives.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, which provides for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements can only be netted across transactions governed by the same Master

Agreement with the same legal entity. All amounts reported below represent the balance as of December 31, 2016.

Stephens Mid-Cap Growth Fund

Offsetting of Financial Assets and Derivative Assets as of December 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Securities on Loan	$1,758,789	$ –	$1,758,789

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of December 31, 2016:

Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amount of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Co	$877,091	$—	$(877,091)	$—
MS Securities Services Inc	444,316	—	(444,316)	—
National Financial Services Corp (NFS)	29,490	—	(29,490)	—
UBS Securities LLC	407,892	—	(407,892)	—

	$1,758,789	$—	$(1,758,789)	$—

(1)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $1,795,486 has been received in connection with securities lending transactions.

Stephens Small Cap Growth Fund

Offsetting of Financial Assets and Derivative Assets as of December 31, 2016:

Net Amounts of Assets
		Gross Amounts Offset	Presented in the
	Gross Amounts of	in the Statements of	Statements of Assets
Description	Recognized Assets	Assets and Liabilities	and Liabilities
Securities on Loan	$22,211,407	$—	$22,211,407

32

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of December 31, 2016:

		Gross Amounts Not Offset in the
		Statements of Assets and Liabilities
Counterparty	Net Amount of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(1)	Net Amount
Barclays Capital, Inc.	$3,896,731	$—	$(3,896,731)	$—
Citigroup Global Markets, Inc.	398,019	—	(398,019)	—
Goldman Sachs & Co.	195,306	—	(195,306)	—
JPMorgan Securities LLC	6,745,895	—	(6,745,895)	—
Merrill Lynch, Pierce, Fenner	438,418	—	(438,418)	—
MS Securities Services Inc.	5,443,311	—	(5,443,311)	—
National Financial Services Corp (NFS)	3,143,199	—	(3,143,199)	—
Scotia Capital USA Inc.	1,950,528	—	(1,950,528)	—

	$22,211,407	$—	$(22,211,407)	$—

(1)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $22,754,321 has been received in connection with securities lending transactions.

6. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2016 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” in the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

33

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

The tax character of distributions paid are as follows:

		Stephens Mid-Cap Growth Fund				Stephens Small Cap Growth Fund
		Year Ended		Year Ended		Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,
Distributions paid from:		2016		2015		2016		2015
Ordinary Income*
Institutional Class	$	—	$	—	$	—	$	—
Y Class		—		—		—		—
Investor Class		—		—		—		—
A Class		—		—		—		—
C Class		—		—		—		—
Long-term capital gains
Institutional Class		$2,746,156		$3,679,297		$3,634,109		$13,631,411
Y Class		101,600		120,136		676,175		6,447,037
Investor Class		825,119		794,980		440,539		2,688,330
A Class		878,585		831,603		61,811		396,897
C Class		90,663		114,160		11,705		113,204

Total distributions paid		$4,642,123		$5,540,176		$4,824,339		$23,276,879

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of December 31, 2016, the components of distributable earnings (deficits) on a tax basis are as follows:

	Stephens Mid-Cap	Stephens Small Cap
	Growth Fund	Growth Fund
Cost basis of investments for federal income tax purposes	$66,049,449	$532,409,558

Unrealized appreciation	21,346,136	118,290,608
Unrealized depreciation	(4,286,212)	(22,236,164)

Net unrealized appreciation	17,059,924	96,054,444

Undistributed ordinary income	—	—
Undistributed long-term capital gains	130,190	—
Accumulated capital and other losses	—	(2,647,264)
Other temporary differences	—	—

Distributable earnings	$17,190,114	$93,407,180

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of losses from wash sales.

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified in the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from net operating losses used to offset short-term capital gains and non-utilization of net operating losses as of December 31, 2016:

	Stephens Mid-Cap	Stephens Small Cap
	Growth Fund	Growth Fund
Paid-in-capital	$(569,314)	$(4,035,705)
Undistributed (overdistribution of) net investment income	569,314	4,351,324
Accumulated net realized gain (loss)	—	(315,618)
Unrealized appreciation (depreciation) of investments in futures contracts	—	(1)

34

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Under the Regulated Investment Company Modernization Act of 2010 (the “RICMOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. For the year ended December 31, 2016, the Stephens Small Cap Growth Fund has a $2,647,264 long-term capital loss carryforward. The Stephens Mid-Cap Growth Fund did not have capital loss carryforward.

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments, excluding short-term obligations, for the year ended December 31, 2016 are as follows:

	Stephens Mid-Cap	Stephens Small Cap
	Growth Fund	Growth Fund
Purchases (excluding U.S. government securities)	$18,887,140	$219,596,639
Sales and Maturities (excluding U.S. government securities)	53,768,402	211,910,780

A summary of the Funds’ transactions in the USG Select Fund for the year ended December 31, 2016 are as follows:

	Type	December 31,			December 31,
	of	2015 Shares/			2016 Shares/	Dividend
Fund	Transaction	Fair Value	Purchases	Sales	Fair Value	Income
Stephens Mid-Cap Growth	Direct	$—	$24,109,699	$22,362,297	$1,747,402	$2,880
Stephens Mid-Cap Growth	Securities Lending	3,611,273	43,143,362	45,408,020	1,346,615	—
Stephens Small Cap Growth	Direct	—	138,570,728	110,353,981	28,216,747	24,127
Stephens Small Cap Growth	Securities Lending	33,025,680	174,120,699	190,080,638	17,065,741	—

8. Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments as designated by the

Manager.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retain 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

35

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2016, the value of outstanding securities on loan and the value of collateral are as follows:

Fund	Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
Stephens Mid- Cap Growth	$1,758,789	$—	$1,795,486
Stephens Small Cap Growth	22,211,407	—	22,754,321

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended December 31,
	2016		2015
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,177,720	$20,399,984	918,814	$18,186,826
Reinvestment of dividends	146,529	2,693,187	202,650	3,649,732
Shares redeemed	(2,800,521)	(48,457,431)	(1,440,779)	(28,147,690)

Net (decrease) in shares outstanding	(1,476,272)	$(25,364,260)	(319,315)	$(6,311,132)

	Y Class
	Year Ended December 31,
	2016		2015
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	44,603	$820,474	32,288	$653,657
Reinvestment of dividends	5,101	93,381	6,327	113,702
Shares redeemed	(49,219)	(887,718)	(63,117)	(1,224,770)

Net increase (decrease) in shares outstanding	485	$26,137	(24,502)	$(457,411)

	Investor Class
	Year Ended December 31,
	2016		2015
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	10,957	$170,834	29,361	$511,993
Reinvestment of dividends	50,612	802,201	49,457	777,457
Shares redeemed	(169,686)	(2,603,913)	(293,423)	(5,070,683)

Net (decrease) in shares outstanding	(108,117)	$(1,630,878)	(214,605)	$(3,781,233)

36

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

	A Class
	Year Ended December 31,
	2016		2015
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	122,839	$1,906,539	266,811	$4,586,897
Reinvestment of dividends	54,477	860,740	47,518	745,555
Shares redeemed	(176,308)	(2,782,925)	(406,576)	(6,870,575)

Net increase (decrease) in shares outstanding	1,008	$(15,646)	(92,247)	$(1,538,123)

	C Class
	Year Ended December 31,
	2016		2015
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	7,487	$115,723	40,352	$683,780
Reinvestment of dividends	5,675	86,052	7,027	106,807
Shares redeemed	(60,007)	(892,866)	(23,171)	(387,781)

Net increase (decrease) in shares outstanding	(46,845)	$(691,091)	24,208	$402,806

	Institutional Class
	Year Ended December 31,
	2016		2015
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	14,462,163	$223,106,635	3,368,811	$56,084,205
Reinvestment of dividends	215,695	3,556,821	886,567	13,333,970
Shares redeemed	(7,271,033)	(109,035,001)	(6,013,468)	(100,387,108)

Net increase (decrease) in shares outstanding	7,406,825	$117,628,455	(1,758,090)	$(30,968,933)

	Y Class
	Year Ended December 31,
	2016		2015
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	7,449,981	$116,530,831	1,840,734	$30,029,312
Reinvestment of dividends	39,938	655,773	420,222	6,299,125
Shares redeemed	(12,060,037)	(196,540,679)	(3,131,916)	(51,053,314)

Net (decrease) in shares outstanding	(4,570,118)	$(79,354,075)	(870,960)	$(14,724,877)

	Investor Class
	Year Ended December 31,
	2016		2015
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	791,664	$10,678,980	529,600	$8,402,434
Reinvestment of dividends	28,155	435,840	189,089	2,679,388
Shares redeemed	(1,486,689)	(20,770,152)	(6,152,840)	(96,717,419)

Net (decrease) in shares outstanding	(666,870)	$(9,655,332)	(5,434,151)	$(85,635,597)

	A Class
	Year Ended December 31,
	2016		2015
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	46,390	$691,272	86,944	$1,393,326
Reinvestment of dividends	3,955	60,700	27,554	387,689
Shares redeemed	(172,992)	(2,427,677)	(156,316)	(2,401,602)

Net (decrease) in shares outstanding	(122,647)	$(1,675,705)	(41,818)	$(620,587)

	C Class
	Year Ended December 31,
	2016		2015
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	4,104	$54,232	10,903	$160,928
Reinvestment of dividends	747	11,031	7,959	108,482
Shares redeemed	(89,847)	(1,188,522)	(28,414)	(425,663)

Net (decrease) in shares outstanding	(84,996)	$(1,123,259)	(9,552)	$(156,253)

37

American Beacon FundsSM

Notes to Financial Statements

December 31, 2016

10. Subsequent Events

On November 4, 2016, the Board appointed State Street Bank and Trust (“State Street”) as the securities lending agent for the Trust. The Trust is currently transitioning its securities lending arrangement away from Brown Brothers Harriman & Co. (“Brown Brothers”), the Trust’s former securities lending agent, to State Street. During this period of transition there may be loans that remain outstanding with Brown Brothers.

38

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,				One Month Ended December 31,		Year Ended November 30,

	2016	2015	2014	2013	2012		2012
Net asset value, beginning of period	$18.11	$19.24	$19.76	$15.38	$15.24		$13.69

Income (loss) from investment operations:
Net investment income (loss)	(0.26)	(0.13)	(0.04)	(0.05)	0.02		—	D
Net gains (losses) from investments (both realized and unrealized)	1.49	(0.11)	0.72	5.12	0.20		1.55
Total income (loss) from investment operations

	1.23	(0.24)	0.68	5.07	0.22		1.55

Less distributions:
Dividends from net investment income	—	—	—	(0.01)	—		—
Distributions from net realized gains	(1.05)	(0.89)	(1.20)	(0.66)	(0.08)		—
Distributions from return of capitalE	—	—	—	(0.02)	—		—

Total distributions	(1.05)	(0.89)	(1.20)	(0.69)	(0.08)		—

Net asset value, end of period	$18.29	$18.11	$19.24	$19.76	$15.38		$15.24

Total return A	6.76%	(1.23)%	3.41%	33.14%	1.43	%B	11.32%

Ratios and supplemental data:
Net assets, end of period	$50,451,447	$76,666,136	$87,620,400	$63,235,775	$31,005,183		$30,503,408
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsC	1.09%	1.01%	1.05%	1.12%	1.31	%D	1.28%
Expenses, net of reimbursements or recoupmentsC	1.00%	0.99%	1.00%	0.99%	0.99	%D	1.03%
Net investment income (loss), before reimbursements or recoupments	(0.60)%	(0.54)%	(0.53)%	(0.70)%	1.37	%D	(0.62)%
Net investment income (loss), net of reimbursements or recoupments	(0.51)%	(0.53)%	(0.48)%	(0.58)%	1.69	%D	(0.37)%
Portfolio turnover rate	22%	19%	37%	25%	1	% B	27%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
D	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
E	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.

39

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,					Six Months Ended December 31,		February 24A to November 30,

	2016	2015	2014	2013		2012		2012
Net asset value, beginning of period	$18.06	$19.22	$19.76	$15.38		$15.23		$15.09

Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.15)	(0.06)	(0.08)		0.02		(0.03)
Net gains (losses) from investments (both realized and unrealized)	1.31	(0.12)	0.72	5.15		0.21		0.17
Total income (loss) from investment operations

	1.21	(0.27)	0.66	5.07		0.23		0.14

Less distributions:
Dividends from net investment income	—	—	—	(0.01)		—		—
Distributions from net realized gains	(1.05)	(0.89)	(1.20)	(0.68)		(0.08)		—
Distributions from return of capitalG	—	—	—	(0.00	) H	—		—

Total distributions	(1.05)	(0.89)	(1.20)	(0.69)		(0.08)		—

Net asset value, end of period	$18.22	$18.06	$19.22	$19.76		$15.38		$15.23

Total return B	6.67%	(1.39)%	3.31%	33.14%		1.50	% C	0.93	%C
Ratios and supplemental data:
Net assets, end of period	$2,510,649	$2,479,918	$3,109,192	$1,672,420		$373,747		$222,277
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsD	1.12%	1.06%	1.10%	1.14%		1.53	%E	3.85	%E
Expenses, net of reimbursements or recoupmentsD	1.12%	1.09%	1.10%	1.09%		1.09	%E	1.09	%E
Net investment income (loss), before reimbursements or recoupments	(0.63)%	(0.60)%	(0.57)%	(0.73)%		0.69	%E	(3.09	)%E
Net investment income (loss), net of reimbursements or recoupments .	(0.63)%	(0.63)%	(0.58)%	(0.68)%		1.13	%E	(0.33	)%E
Portfolio turnover rate	22%	19%	37%	25%		1	%C	27	%F

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
E	Annualized.
F	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.
G	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
H	Amount represents less than $0.01 per share.

40

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,					One Month Ended December 31,		Year Ended November 30,

	2016	2015	2014	2013		2012		2012
Net asset value, beginning of period	$15.80	$16.97	$17.64	$13.83		$13.72		$12.36

Income (loss) from investment operations:
Net investment income (loss)	(0.27)	(0.32)	(0.36)	(0.08)		0.02		(0.14	)E
Net gains from investments (both realized and unrealized)	1.29	0.04	0.89	4.58		0.17		1.50
Total income (loss) from investment operations

	1.02	(0.28)	0.53	4.50		0.19		1.36

Less distributions:
Dividends from net investment income	—	—	—	(0.01)		—		—
Distributions from net realized gains	(1.05)	(0.89)	(1.20)	(0.68)		(0.08)		—
Distributions from return of capitalF	—	—	—	(0.00	) G	—		—

Total distributions	(1.05)	(0.89)	(1.20)	(0.69)		(0.08)		—

Net asset value, end of period	$15.77	$15.80	$16.97	$17.64		$13.83		$13.72

Total return A	6.42%	(1.63)%	2.97%	32.71%		1.37%		11.00%

Ratios and supplemental data:
Net assets, end of period	$13,078,292	$14,814,940	$19,551,562	$31,912,432		$18,584,733		$18,091,662
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsC	1.38%	1.32%	1.27%	1.38%		1.68	%D	1.67%
Expenses, net of reimbursements or recoupmentsC	1.38%	1.35%	1.38%	1.37%		1.37	%D	1.40%
Net investment income (loss), before reimbursements or recoupments	(0.89)%	(0.85)%	(0.77)%	(0.98)%		0.94	%D	(1.04)%
Net investment income (loss), net of. .reimbursements or recoupments	(0.89)%	(0.89)%	(0.88)%	(0.97)%		1.26	%D	(0.76)%
Portfolio turnover rate	22%	19%	37%	25%		1	%B	27%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
D	Annualized.
E	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
F	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
G	Amount represents less than $0.01 per share.

41

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,					One Month Ended December 31,		February 24A to November 30,

	2016	2015	2014	2013		2012		2012
Net asset value, beginning of period	$15.77	$16.94	$17.61	$13.83		$13.72		$13.62

Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.20)	(0.19)	(0.10)		0.02		(0.05)
Net gains (losses) from investments (both realized and unrealized)	1.14	(0.08)	0.72	4.57		0.17		0.15

Total income (loss) from investment operations	1.00	(0.28)	0.53	4.47		0.19		0.10

Less distributions:
Dividends from net investment income	—	—	—	(0.01)		—		—
Distributions from net realized gains	(1.05)	(0.89)	(1.20)	(0.68)		(0.08)		—
Distributions from return of capitalG	—	—	—	(0.00	) H	—		—

Total distributions	(1.05)	(0.89)	(1.20)	(0.69)		(0.08)		—

Net asset value, end of period	$15.72	$15.77	$16.94	$17.61		$13.83		$13.72

Total return B	6.30%	(1.63)%	2.97%	32.49%		1.37%		0.73	%C

Ratios and supplemental data:
Net assets, end of period	$13,886,296	$13,907,563	$16,505,844	$18,395,962		$7,302,012		$7,062,772
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsD	1.42%	1.36%	1.45%	1.57%		1.81	%E	1.83	%E
Expenses, net of reimbursements or recoupmentsD	1.41%	1.39%	1.45%	1.49%		1.49	%E	1.49	%E
Net investment income (loss), before reimbursements or recoupments	(0.92)%	(0.90)%	(0.94)%	(1.16)%		0.86	%E	(1.04	)%E
Net investment income (loss), net of reimbursements or recoupments	(0.92)%	(0.93)%	(0.94)%	(1.09)%		1.18	%E	(0.70	)%E
Portfolio turnover rate	22%	19%	37%	25%		1	%C	27	%F

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
E	Annualized.
F	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.
G	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
H	Amount represents less than $0.01 per share.

42

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,					One Month Ended December 31,		February 24A to November 30,

	2016	2015	2014	2013		2012		2012
Net asset value, beginning of period	$15.28	$16.57	$17.38	$13.75		$13.63		$13.62

Income (loss) from investment operations:
Net investment income (loss)	(0.60)	(0.17)	(0.27)	(0.16)		0.02		(0.04)
Net gains (losses) from investments (both realized and unrealized)	1.45	(0.23)	0.66	4.47		0.18		0.05

Total income (loss) from investment operations	0.85	(0.40)	0.39	4.31		0.20		0.01

Less distributions:
Dividends from net investment income	—	—	—	(0.00	) H	—		—
Distributions from net realized gains	(1.05)	(0.89)	(1.20)	(0.68)		(0.08)		—
Distributions from return of capitalG	—	—	—	(0.00	) H	—		—

Total distributions	(1.05)	(0.89)	(1.20)	(0.68)		(0.08)		—

Net asset value, end of period	$15.08	$15.28	$16.57	$17.38		$13.75		$13.63

Total return B	5.52%	(2.39)%	2.21%	31.35%		1.45%		0.07	%C

Ratios and supplemental data:
Net assets, end of period	$1,389,526	$2,123,334	$1,901,906	$1,625,535		$301,916		$146,859
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsD	2.19%	2.11%	2.22%	2.28%		2.68	%E	14.54	%E
Expenses, net of reimbursements or recoupmentsD	2.18%	2.14%	2.20%	2.24%		2.24	%E	2.24	%E
Net investment income (loss), before reimbursements or recoupments	(1.70)%	(1.65)%	(1.69)%	(1.87)%		0.15	%E	(13.65	)%E
Net investment income (loss), net of reimbursements or recoupments	(1.69)%	(1.68)%	(1.68)%	(1.84)%		0.59	%E	(1.36	)%E
Portfolio turnover rate	22%	19%	37%	25%		1%		27	%F

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
E	Annualized.
F	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.
G	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
H	Amount represents less than $0.01 per share.

43

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,						One Month Ended Dec 31,		Year Ended November 30,

	2016		2015	2014	2013		2012		2012 F
Net asset value, beginning of period	$15.08		$16.57	$17.83	$12.99		$13.54		$13.14

Income (loss) from investment operations:
Net investment income (loss)	0.00	H	(0.13)	(0.07)	(0.05)		0.06		(0.04	) G
Net gains (losses) from investments (both realized and unrealized)	1.51		(0.65)	(0.49)	5.60		0.23		1.43

Total income (loss) from investment operations	1.51		(0.78)	(0.56)	5.55		0.29		1.39

Less distributions:
Dividends from net investment income	—		—	—	(0.00	)H	—		—
Distributions from net realized gains	(0.14)		(0.71)	(0.70)	(0.67)		(0.84)		(0.99)
Distributions from return of capitalE	—		—	—	(0.04)		—		—

Total distributions	(0.14)		(0.71)	(0.70)	(0.71)		(0.84)		(0.99)

Net asset value, end of period	$16.45		$15.08	$16.57	$17.83		$12.99		$13.54

Total return A	9.98%		(4.69)%	(3.14)%	42.93%		2.15	% B	11.74%

Ratios and supplemental data:
Net assets, end of period	$450,286,537		$300,919,215	$359,958,471	$317,341,400		$130,341,476		$88,814,609
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsC	1.09%		1.08%	1.08%	1.11%		1.20	% D	1.20%
Expenses, net of reimbursements or recoupmentsC	1.09%		1.08%	1.10%	1.09%		1.06	% D	1.10%
Net investment income (loss), before reimbursements or recoupments	(0.78)%		(0.67)%	(0.59)%	(0.73)%		0.54	% D	(0.84)%
Net investment income (loss), net of. .reimbursements or recoupments	(0.78)%		(0.67)%	(0.61)%	(0.71)%		0.68	% D	(0.74)%
Portfolio turnover rate	40%		25%	46%	39%		6	% B	45%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
D	Annualized.
E	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
F	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.
G	For the purposes of this calculation, the change in undistributed net investment income was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.
H	Amount represents less than $0.01 per share.

44

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,					One Month Ended Dec 31,		Feb 24A to Nov 30,

	2016	2015	2014	2013		2012		2012
Net asset value, beginning of period	$15.02	$16.54	$17.81	$12.98		$13.54		$13.59

Income (loss) from investment operations:
Net investment income (loss)	(0.52)	(0.14)	(0.12)	(0.04)		0.01		(0.02)
Net gains (losses) from investments (both realized and unrealized)	2.02	(0.67)	(0.45)	5.58		0.27		(0.03)

Total income (loss) from investment operations	1.50	(0.81)	(0.57)	5.54		0.28		(0.05)

Less distributions:
Dividends from net investment income	—	—	—	(0.00	) I	—		—
Distributions from net realized gains	(0.14)	(0.71)	(0.70)	(0.68)		(0.84)		—
Distributions from return of capitalG	—	—	—	(0.03)		—		—

Total distributions	(0.14)	(0.71)	(0.70)	(0.71)		(0.84)		—

Net asset value, end of period..	$16.38	$15.02	$16.54	$17.81		$12.98		$13.54

Total return B	9.96%	(4.88)%	(3.20)%	42.88%		2.07	% C	(0.37	)%C

Ratios and supplemental data:
Net assets, end of period	$81,069,652	$142,980,166	$171,901,004	$208,196,284		$4,563,158		$2,698,530
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsD	1.15%	1.14%	1.16%	1.19%		1.36	% E	2.05	% E
Expenses, net of reimbursements or recoupmentsD	1.15%	1.14%	1.16%	1.19%		1.16	% E	1.21	% E
Net investment income (loss), before reimbursements or recoupments	(0.81)%	(0.74)%	(0.67)%	(0.79)%		0.19	% E	(1.57	)% E
Net investment income (loss), net of reimbursements or recoupments	(0.81)%	(0.74)%	(0.69)%	(0.78)%		0.38	% E	(0.73	)%E
Portfolio turnover rate	40%	25%	46%	39%		6	%C	45	%F

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
E	Annualized.
F	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.
G	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
H	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.
I	Amount represents less than $0.01 per share.

45

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,					One Month Ended Dec 31,		Year Ended November 30,

	2016	2015	2014	2013		2012		2012 F
Net asset value, beginning of period	$14.20	$15.71	$16.98	$12.42		$12.99		$12.67

Income (loss) from investment operations:
Net investment income (loss)	(0.41)	(0.82)	(0.16)	(0.04)		0.02		(0.06	)G
Net gains (losses) from investments (both realized and unrealized)	1.80	0.02	(0.41)	5.31		0.25		1.37

Total income (loss) from investment operations	1.39	(0.80)	(0.57)	5.27		0.27		1.31

Less distributions:
Dividends from net investment income	—	—	—	(0.00	) H	—		—
Distributions from net realized gains	(0.14)	(0.71)	(0.70)	(0.69)		(0.84)		(0.99)
Distributions from return of capitalE	—	—	—	(0.02)		—		—

Total distributions	(0.14)	(0.71)	(0.70)	(0.71)		(0.84)		(0.99)

Net asset value, end of period..	$15.45	$14.20	$15.71	$16.98		$12.42		$12.99

Total return A	9.76%	(5.08)%	(3.35)%	42.62%		2.08	% B	11.44%

Ratios and supplemental data:
Net assets, end of period	$50,544,287	$55,921,959	$147,227,308	$169,799,314		$69,786,350		$67,505,875
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsC	1.35%	1.40%	1.31%	1.39%		1.62	% D	1.56%
Expenses, net of reimbursements or recoupmentsC	1.35%	1.39%	1.37%	1.35%		1.34	% D	1.36%
Net investment income (loss), before reimbursements or recoupments	(1.02)%	(1.01)%	(0.81)%	(1.01)%		0.23	% D	(1.20)%
Net investment income (loss), net of. .reimbursements or recoupments	(1.02)%	(1.00)%	(0.88)%	(0.96)%		0.50	% D	(1.00)%
Portfolio turnover rate	40%	25%	46%	39%		6	%B	45%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
D	Annualized.
E	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
F	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.
G	For the purposes of this calculation, the change in undistributed net investment income was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.
H	Amount represents less than $0.01 per share.

46

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,						One Month Ended Dec 31,		Feb 24A to Nov 30,

	2016		2015	2014	2013		2012		2012
Net asset value, beginning of period	$14.10		$15.61	$16.91	$12.40		$12.98		$13.07

Income (loss) from investment operations:
Net investment income (loss)	(0.31)		(0.19)	(0.18)	(0.10)		0.01		(0.07)
Net gains (losses) from investments (both realized and unrealized)	1.67		(0.61)	(0.42)	5.32		0.25		(0.02)
Total income (loss) from investment operations

	1.36		(0.80)	(0.60)	5.22		0.26		(0.09)

Less distributions:
Dividends from net investment income	(0.00	) I	—	—	(0.00	) I	—		—
Distributions from net realized gains	(0.14)		(0.71)	(0.70)	(0.71)		(0.84)		—
Distributions from return of capitalG	—		—	—	(0.00	) I	—		—

Total distributions	(0.14)		(0.71)	(0.70)	(0.71)		(0.84)		—

Net asset value, end of period..	$15.32		$14.10	$15.61	$16.91		$12.40		$12.98

Total return B	9.61%		(5.11)%	(3.54)%	42.28%		2.01	% C	(0.69	)%C

Ratios and supplemental data:
Net assets, end of period	$7,029,682		$8,197,136	$9,701,510	$10,941,646		$3,130,886		$2,941,034
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsD	1.46%		1.44%	1.51%	1.57%		1.79	% E	2.08	% E
Expenses, net of reimbursements or recoupmentsD	1.46%		1.48%	1.52%	1.59%		1.58	% E	1.61	% E
Net investment income (loss), before reimbursements or recoupments	(1.14)%		(1.03)%	(1.02)%	(1.18)%		0.04	% E	(1.68	)% E
Net investment income (loss), net of reimbursements or recoupments	(1.14)%		(1.08)%	(1.03)%	(1.20)%		0.25	% E	(1.21	)% E
Portfolio turnover rate	40%		25%	46%	39%		6	%C	45	%F

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
E	Annualized.
F	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.
G	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
H	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.
I	Amount represents less than $0.01 per share.

47

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,					One Month Ended Dec 31,		February 24A to November 30,

	2016	2015	2014	2013		2012		2012
Net asset value, beginning of period	$13.65	$15.26	$16.66	$12.32		$12.91		$13.07

Income (loss) from investment operations:
Net investment (loss)	(1.08)	(0.31)	(0.24)	(0.13)		0.00		(0.06)
Net gains (losses) from investments (both realized and unrealized)	2.28	(0.59)	(0.46)	5.18		0.25		(0.10)
Total income (loss) from investment operations

	1.20	(0.90)	(0.70)	5.05		0.25		(0.16)

Less distributions:
Dividends from net investment income	—	—	—	(0.00	) I	—		—
Distributions from net realized gains	(0.14)	(0.71)	(0.70)	(0.71)		(0.84)		—
Distributions from return of capitalG	—	—	—	—		—		—

Total distributions	(0.14)	(0.71)	(0.70)	(0.71)		(0.84)		—

Net asset value, end of period	$14.71	$13.65	$15.26	$16.66		$12.32		$12.91

Total return B	8.76%	(5.89)%	(4.20)%	41.17%		1.94	% C	(1.22	)%C

Ratios and supplemental data:
Net assets, end of period	$1,280,971	$2,348,424	$2,771,316	$2,446,766		$348,977		$343,410
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsD	2.23%	2.19%	2.26%	2.33%		3.21	% E	6.15	% E
Expenses, net of reimbursements or recoupmentsD	2.23%	2.26%	2.27%	2.34%		2.33	% E	2.35	% E
Net investment (loss), before reimbursements or recoupments	(1.91)%	(1.79)%	(1.76)%	(1.93)%		(1.36	)% E	(5.71	)% E
Net investment (loss), net of reimbursements or recoupments	(1.91)%	(1.85)%	(1.77)%	(1.94)%		(0.48	)% E	(1.91	)% E
Portfolio turnover rate	40%	25%	46%	39%		6	%C	45	%F

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
E	Annualized.
F	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.
G	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
H	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.
I	Amount represents less than $0.01 per share.

48

American Beacon FundsSM

Federal Tax Information

December 31, 2016 (Unaudited)

The Funds are required to provide certain tax information based upon the Fund’s income and distribution for the taxable year ended December 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund

Corporate Dividends Received Deduction	79.02%	63.28%
Qualified Dividend Income	0.00%	0.00%

The Stephens Mid-Cap Growth Fund designated $4,642,123 as long-term capital gains distributions for the year ended December 31, 2016.

The Stephens Small Cap Growth Fund designated $4,821,208 as long-term capital gains distributions for the year ended December 31, 2016.

Shareholders received notification in January 2017 of the appropriate tax information necessary to prepare their 2016 income tax return.

49

American Beacon FundsSM

Additional Fund Information

December 31, 2016(Unaudited)

American Beacon Advisors, Inc. (“American Beacon”) is a wholly-owned subsidiary of Astro AB Borrower, Inc. (“Borrower”). On January 31, 2017, the Board of Borrower and its sole shareholder, Astro AB Acquisition (“Acquisition”), approved an amendment to Borrower’s Certificate of Incorporation to change the name of Borrower to Resolute Investment Managers, Inc. Simultaneously with the name change of Borrower, the shareholders and the Boards of each of American Beacon’s indirect owners approved similar name changes, as follows: Astro AB Holdings, LLC (“Holdings”) became Resolute Investment Holdings, LLC; Astro AB Topco, Inc. became Resolute Topco, Inc.; and Astro AB Acquisition, Inc. became Resolute Acquisition, Inc. Amendments to each of the entities’ Articles of Incorporation, or, in the case of Holdings, the Certificate of Formation, were filed with the Delaware Secretary of State.

A summary of the name changes for the Astro Entities is set forth below:

Astro AB Holdings, LLC - Resolute Investment Holdings, LLC

Astro AB Topco, Inc. - Resolute Topco, Inc.

Astro AB Acquisiton, Inc. - Resolute Acquisiton, Inc.

Astro AB Borrower, Inc. - Resolute Investment Managers, Inc.

50

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES	Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
(1960-Present); Trustee, American Beacon Mileage Funds (1996-2012);
Trustee, American Beacon Select Funds (1999-Present); Trustee,
American Beacon Master Trust (1996-2012).

NON-INTERESTED	Term
TRUSTEES
Lifetime of Trust until
removal resignation or
retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present);
Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health
Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State
(2012-Present); Director, Sacramento Regional Technology Alliance
(2011-Present); Director, Women’s Empowerment (2009-2014); Trustee,
American Beacon Select Funds (2015-Present).

Josephe B. Armes (54)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation
(investment company) (2013-Present); President & CEO, JBA
Investment Partners (family investment vehicle) (2010-Present);
Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents
(2001-2010); Director and Chair of Audit Committee, RSP Permian (oil
and gas producer) (2013-Present); Trustee, American Beacon Select
Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald
Creek Group (private equity firm) (2011-Present); Chairman and
Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-
2011); Director, S. C. Johnson & Son, Inc. (privately held company)
(2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and
Secretary, Kimbell Art Foundation (1993-Present); Director, Range
Resources Corporation (oil and natural gas company) (2015-Present);
Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds
(2004-2012); Trustee, American Beacon Select Funds (2004-Present);
Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate
Corporation (2014-Present); Principal and Executive Vice President,
Paradigm Asset Management (1994-2014); Director, Sunrise Bank of
Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-
2012); Trustee, American Beacon Select Funds (2008-Present); Trustee,
American Beacon Master Trust (2008-2012).

51

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
TRUSTEES (CONT.)	Term

M. Dunning (74)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits
(consulting firm in employee benefits); Board Director, Oncor Electric
Delivery Company LLC (2007-Present); Board Member, BancTec
(2010-Present) (software consulting); Trustee, American Beacon
Mileage Funds (2008-2012); Trustee, American Beacon Select Funds
(2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard M. Massman (73)	Trustee since 2004	Consultant and General Counsel Emeritus (2009-Present) and Senior
	Chairman since 2008	Vice President and General Counsel (1994-2009), Hunt Consolidated,
Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-
2012); Trustee, American Beacon Select Funds (2004-Present); Trustee,
American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (71)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C.
225 Perkins Admin. Bldg.		Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc.
Southern Methodist Univ.		(chemical manufacturing) (2003-Present); Trustee, American Beacon
Dallas, Texas 75275		Mileage Funds (2001- 2012); Trustee, American Beacon Select Funds
(2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene. L. Needles, Jr. (62)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc.
	Executive Vice	(2009-Present); President, CEO and Director, Astro AB Borrower, Inc.
	President	(2015-Present); President, CEO and Director, Astro AB Acquisition,
	since 2009	Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc.
(2015-Present), President, CEO and Director, Astro AB Holdings, LLC.
(2015-Present); President, CEO and Director, Lighthouse Holdings,
Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc.
(2009-2015); Manager, President and CEO, American Private Equity
Management, L.L.C. (2012-Present); President, American Beacon
Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary,Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015- Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008- 2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management,
American Beacon Advisors, Inc. (2016-Present); Chief Investment
Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (46)	VP since 2011	Vice President, Marketing and Client Services, American Beacon
Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco
(2010-2011);

52

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer,
Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition,
Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Present);
Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse
Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc.,
(2010-2015); Treasurer, American Private Equity Management, L.L.C.
(2012-Present); Director and Treasurer, American Beacon Cayman
Managed Futures Strategy Fund, Ltd. (2014-Present).
One Year

Terri L. McKinney (53)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing
Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc.
(2010-Present); Manager and Senior Vice President, American Private
Equity Management, L.L.C. (2012-Present); Senior Vice President and
Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President
and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice
President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice
President and Director, Astro AB Holdings, LLC.(2015-Present); Senior
Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice
President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and
Vice President, American Beacon Cayman Managed Futures Strategy
Fund, Ltd. (2014-Present); Vice President, Product Management,
Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed
Income Investments (2011-2016) and Senior Portfolio Manager, Fixed
Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (45)	Chief Compliance	Chief Compliance Officer, American Beacon Advisors, Inc.
	Officer since 2004	(2004-Present); Chief Compliance Officer, American Private Equity
	and Asst. Secretary	Management, L.L.C. (2012-Present).
since 1999

Sonia L. Bates (60)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst.
Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro
AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco,
Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst.
Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer,
Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American
Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams (42)	Assistant Secretary	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)
since 2008

Rebecca L. Harris (50)	Assistant Secretary	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)
since 2011

Diana N. Lai (41)	Assistant Secretary	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)
since 2012

Teresa A. Oxford (58)	Assistant Secretary	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)
since 2015

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

53

American Beacon FundsSM

Privacy Policy

December 31, 2016 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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56

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www. sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN	TRANSFER AGENT	INDEPENDENT REGISTERED	DISTRIBUTOR
State Street Bank and Trust	Boston Financial Data Services	PUBLIC ACCOUNTING FIRM Ernst & Young LLP	Foreside Fund Services, LLC
Boston, Massachusetts	Kansas City, Missouri	Dallas, Texas	Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

AR 10/16

ITEM 2. CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The trust amended its code November 12, 2003 to disclose the removal of terminated Investment Companies. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE.ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Brenda Cline is “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$348,423	12/31/2015
$262,542	12/31/2016

(b)

Audit-Related Fees	Fiscal Year Ended
$0	12/31/2015
$0	12/31/2016

(c)

Tax Fees	Fiscal Year Ended
$53,005	12/31/2015
$349	12/31/2016

(d)

All Other Fees	Fiscal Year Ended
$0	12/31/2015
$0	12/31/2016

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•	to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•	to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•	to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$53,005	$46,065	N/A	12/31/2015
$ 349	$221,340	N/A	12/31/2016

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds

Date: March 9, 2017

By	/s/ Melinda G. Heika

Melinda G. Heika
Treasurer
American Beacon Funds

Date: March 9, 2017